EXHIBIT 10.116

                                             Contract No. DE-MS79-94BP94521

                  PNW AC INTERTIE CAPACITY OWNERSHIP AGREEMENT
                                executed by the
                           UNITED STATES OF AMERICA
                             DEPARTMENT OF ENERGY
                           acting by and through the
                       BONNEVILLE POWER ADMINISTRATION
                                     and
                      PUGET SOUND POWER & LIGHT COMPANY

                              Index to Sections
- ---------------------------------------------------------------------------
SECTION                                                                PAGE
 1.  Definitions..........................................................4
 2.  Term and Termination................................................15
 3.  Capacity Rights.....................................................16
 4.  Scheduling..........................................................22
 5.  Upgrades............................................................24
 6.  Sale or Assignment..................................................28
 7.  Operation, Maintenance, and Management..............................29
 8.  Existing Agreements.................................................31
 9.  Payment Provisions..................................................32
10.  Transmission Losses.................................................49
11.  Remedial Actions....................................................50
12.  Capacity Owners' Committee..........................................52
13.  Operating Plan and Amendments to the Operating Plan.................56
14.  Arbitration.........................................................70
15.  Nonbinding Arbitration..............................................75
16.  Audit Rights........................................................85
17.  Protected Areas.....................................................90
18.  Establishment and Maintenance of Rates and Relief from
     Regulatory Action...................................................91
19.  Exhibits...........................................................102

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20.  Rules of Law.......................................................104
21.  Notices............................................................105
22.  Waiver.............................................................106
23.  Miscellaneous......................................................106

     Exhibit A  (CO-94, AC-93, IS-93 Rate Schedules and General
                Transmission Rate Schedule Provisions)
     Exhibit B  (Annual Costs Rate)
     Exhibit C  (Capacity Ownership Share, Capacity Ownership Percentage,
                Scheduling Percentage, and Scheduling Share)
     Exhibit D  (Lump Sum Payment Calculation)
     Exhibit E  (Transmission Loss Factors)
     Exhibit F  (Bonneville's PNW AC Intertie)
     Exhibit G  (Capacity Owners)
     Exhibit H  (Provisions Required by Statute or Executive Order)
     Exhibit I  (Bonneville's PNW AC Intertie Costs)
     Exhibit J  (Puget's Initial Transaction with California Utility)

     This PNW AC INTERTIE CAPACITY OWNERSHIP AGREEMENT (Agreement) is entered into as of ____________, 1994, by the UNITED STATES OF AMERICA, Department of Energy, acting by and through the BONNEVILLE POWER ADMINISTRATION (Bonneville or BPA) and PUGET SOUND POWER & LIGHT COMPANY (Puget), a corporation of the state of Washington. Each of Bonneville and Puget is sometimes referred to individually in this Agreement as "Party"; Bonneville and Puget are sometimes referred to together in this Agreement as "Parties."

                            W I T N E S S E T H :

     WHEREAS Bonneville, Portland General Electric Company (Portland), and PacifiCorp Electric Operations (PacifiCorp) planned and constructed improvements and additions to the Northwest portion of the PNW-PSW Intertie; and

     WHEREAS such construction was completed in December 1993 resulting in 1600 MW of additional PNW AC Intertie Rated Transfer Capability in a north-

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to-south direction and 1225 MW of additional PNW AC Intertie Rated Transfer
Capability in a south-to-north direction; and

     WHEREAS pursuant to the Northwest Intertie Agreements, Bonneville operates the PNW AC Intertie, in coordination with Portland and PacifiCorp, as a single system so as to maximize PNW AC Intertie Rated Transfer Capability and Operational Transfer Capability consistent with Prudent Utility Practice; and

     WHEREAS Bonneville has developed a proposal to offer to PNW non-Federal scheduling utilities and joint agencies capacity ownership rights in 725 MW of Bonneville's PNW AC Intertie Rated Transfer Capability; and

     WHEREAS such proposal has been studied in Bonneville's Final Non-Federal Participation Environmental Impact Statement, dated January 1994, and was the selected alternative in the Administrator's Record of Decision, dated March 25, 1994; and

     WHEREAS Bonneville and Puget executed a Memorandum of Understanding, DE-MS79-91BP93466, dated September 18, 1991, which, among other things, sets forth the principles for Puget's capacity ownership rights in Bonneville's PNW AC Intertie; and

     WHEREAS interest expressed in capacity ownership by PNW non-Federal scheduling utilities and joint agencies exceeded the 725 MW of Bonneville's PNW AC Intertie Rated Transfer Capability offered by Bonneville, and as a result Bonneville developed and applied an allocation methodology selected in the Administrator's Capacity Ownership Record of Decision, dated March 25, 1994; and

     WHEREAS concurrent with the execution of this Agreement, Bonneville and Puget are executing Contract No. DE-MS79-94BP93947 to provide Puget with, among other things, network wheeling between the John Day Substation and Puget's transmission system; and

     WHEREAS Bonneville is authorized pursuant to law to dispose of electric power generated at various Federal hydroelectric projects in the PNW, or acquired

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from other resources, to construct and operate transmission facilities, to provide transmission and other services, and to enter into agreements to carry out such authority;

     NOW, THEREFORE, Bonneville and Puget agree as follows:

 1.  DEFINITIONS

     (a) "Adjusted Capacity Ownership Price" means the price calculated pursuant to column 2, section B of Exhibit D and section IV.B of the CO-94 rate in Exhibit A.

     (b) "Adjusted Lump Sum Payment" means the Adjusted Capacity Ownership Price multiplied by Puget's Capacity Ownership Share (in kilowatts), as described with more particularity in section D of Exhibit D.

     (c) "Allocated Direct Costs" means for each fiscal year the Operations Cost as allocated to Bonneville's PNW AC Intertie in accordance with section I.C of Exhibit I for such fiscal year. Allocated Direct Costs are not included in Direct Costs, Indirect Costs, or Overhead Costs.

     (d) "Allowance for Funds Used During Construction" or "AFUDC" constitutes interest on the funds used for utility plant under construction. The AFUDC rate approximates the cost of money being used to finance current construction work in progress and is calculated in accordance with FERC's Uniform System of Accounts, 18 CFR, Part 101, Electric Plant Instructions 3.A(17), or its successors. AFUDC shall be capitalized in accordance with Bonneville's accounting procedures and practices, and in any event consistent with FERC's Uniform System of Accounts, 18 CFR, Part 101, Electric Plant Instructions 3.A(17), or its successors.

     (e) "Billing Provisions" means those provisions set forth in Exhibit B, Part B.

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     (f)  "Bonneville's PNW AC Intertie" means facilities of the PNW AC
          Intertie owned partially or entirely by Bonneville specified in Exhibit F together with the equipment and facilities installed in or connected to such facilities specified in Exhibit F, to the extent such facilities are necessary for the transmission of power on the PNW AC Intertie.

     (g) "Bonneville's PNW AC Intertie Operational Transfer Capability" means Bonneville's PNW AC Intertie Rated Transfer Capability as reduced by limitations beyond the control of the Parties, and by operational limitations (as determined by Bonneville in accordance with the agreement between Bonneville and PacifiCorp, Contract No. DE-MS79-94BP94332, as amended from time to time pursuant to the terms thereof, and with the agreement between Bonneville and Portland, Contract No. DE-MS79-87BP92340, as amended from time to time pursuant to the terms thereof, and in accordance with Prudent Utility Practice) resulting from, among other things, line or equipment outages, stability limits, or loopflow.

     (h) "Bonneville's PNW AC Intertie Rated Transfer Capability" means Bonneville's share of the PNW AC Intertie Rated Transfer Capability as determined in accordance with the agreement between Bonneville and PacifiCorp, Contract No. DE-MS79-94BP94332, as amended from time to time pursuant to the terms thereof, and with the agreement between Bonneville and Portland, Contract No. DE-MS79-87BP92340, as amended from time to time pursuant to the terms thereof.

     (i) "Capacity Owner" means each of the parties listed in Exhibit G to the extent that such party has entered into a Capacity Ownership Agreement.

     (j) "Capacity Ownership Agreement" means, in the singular, this Agreement or the agreement, substantially identical to this Agreement, entered into by each Capacity Owner (other than Puget) and Bonneville, and in the plural, this Agreement and all such substantially identical agreements entered into respectively by

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          Capacity Owners (other than Puget) and Bonneville, as each such agreement may be amended or supplemented from time to time pursuant to the terms of such agreement, concerning (among other things) the rights of such Capacity Owner with respect to the PNW AC Intertie.

     (k) "Capacity Ownership Percentage" means, as of the Effective Date, in the singular, the percentage of Bonneville's PNW AC Intertie Rated Transfer Capability owned by Puget pursuant to this Agreement, which percentage is determined by dividing Puget's Capacity Ownership Share as of the Effective Date by Bonneville's PNW AC Intertie Rated Transfer Capability as of the Effective Date (such percentage being subject to change pursuant to the terms of this Agreement), and in the plural, the percentages of Bonneville's PNW AC Intertie Rated Transfer Capability owned by the other Capacity Owners, respectively, pursuant to their respective Capacity Ownership Agreements (other than this Agreement), which percentages are set forth in Exhibit G (each of such percentages being subject to change pursuant to the respective terms of such Capacity Ownership Agreements).

     (l) "Capacity Ownership Rights" means the rights of Puget pursuant to this Agreement.

     (m) "Capacity Ownership Share" means, except as such term is otherwise used in sections III.A and III.B of the CO-94 rate set forth in Exhibit A on the Effective Date, in the singular, the MW amount of Bonneville's PNW AC Intertie Rated Transfer Capability owned by Puget pursuant to this Agreement, which MW amount is set forth in Exhibit C (such amount being subject to change pursuant to the terms of this Agreement), and in the plural, the MW amounts of Bonneville's PNW AC Intertie Rated Transfer Capability owned by the other Capacity Owners, respectively, pursuant to their respective Capacity Ownership Agreements (other than this Agreement), which amounts are set forth in Exhibit G (each of such amounts being subject to

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          change pursuant to the respective terms of such Capacity Ownership
          Agreements).

     (n)  "Committee" has the meaning set forth in subsection 12(a).

     (o) "Contracts and Rates Costs" means, upon and after the effective date of Exhibit B pursuant to this Agreement, for any fiscal year Bonneville's total contracts and rates costs (as described in section VI of Exhibit I) for such fiscal year as functionalized and allocated in accordance with section VI of Exhibit I to determine Contracts and Rates Costs for Bonneville's PNW AC Intertie.

     (p) "Direct Costs" means any costs incurred by Bonneville which are readily identifiable, or obviously traceable to, and directly benefit, a specific Bonneville program, project, or other cost objective. Direct Costs are not included in Allocated Direct Costs, Overhead Costs, or Indirect Costs. The methods for determining Direct Costs for Bonneville's PNW AC Intertie are set forth in sections II.B and III.A of Exhibit I.

     (q) "Effective Date" means the date as of which this Agreement becomes effective pursuant to section 2.

     (r) "End of Term Costs" means, upon and after the effective date of Exhibit B pursuant to this Agreement, Bonneville's costs associated with decommissioning the PNW AC Intertie determined in accordance with section VIII of Exhibit I.

     (s) "FERC" means the Federal Energy Regulatory Commission or its regulatory successor.

     (t) "General Plant Cost" means, upon and after the effective date of Exhibit B pursuant to this Agreement, for any fiscal year any costs (including direct costs, indirect costs, overhead costs, and AFUDC) for Bonneville's general plant investment for such fiscal year. The

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          method for determining General Plant Cost is set forth in section
          IV of Exhibit I.

     (u) "GTRSP" or "GTRSPs" means Bonneville's General Transmission Rate Schedule Provisions, set forth in Exhibit A, as such provisions may be revised from time to time.

     (v) "Indirect Costs" means any costs incurred by Bonneville which indirectly benefit and are directly charged to a specific Bonneville program, project, or other cost objective for which a Direct Cost or Allocated Direct Cost is charged. Indirect Costs shall not be included in Allocated Direct Costs, Direct Costs, or Overhead Costs. The methods for determining Indirect Costs for Bonneville's PNW AC Intertie are set forth in sections I.D, II.D, and III.B of Exhibit I.

     (w) "Initial Capacity Ownership Price" means $215 per kilowatt, the calculation of which charge is set forth in column 1, section B of Exhibit D and in section III.A of the CO-94 rate in Exhibit A.

     (x) "Initial Lump Sum Payment" means the Initial Capacity Ownership Price multiplied by Puget's Capacity Ownership Share (in kilowatts), as described with more particularity in section C of Exhibit D.

     (y) "Interconnection Agreement" means the "Interim Interconnection Agreement Between Certain California-Oregon Transmission Project Participants and Northwest Participants," Contract No. DE-MS79-91BP93158, as amended or superseded.

     (z) "Joint AC Intertie" is as defined in the agreement between Bonneville and Portland, Contract No. DE-MS79-87BP92340, as amended from time to time pursuant to the terms thereof.

    (aa) "Joint Intertie Scheduling Office" or "JISO" means the group of Bonneville, Portland, and PacifiCorp schedulers, which, among other things, accepts PNW-PSW Intertie Preschedules.

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    (bb)  "Maintenance Cost" means, upon and after the effective date of
          Exhibit B pursuant to this Agreement, for any fiscal year any maintenance Direct Costs for Bonneville's PNW AC Intertie, maintenance Indirect Costs for Bonneville's PNW AC Intertie, and maintenance Overhead Costs for Bonneville's PNW AC Intertie for such fiscal year, each being determined in accordance with section II of Exhibit I.

    (cc)  "MW" means megawatt.

    (dd) "Northwest Intertie Agreements" means the agreement between Bonneville and PacifiCorp, Contract No. DE-MS79-94BP94332, as amended from time to time pursuant to the terms thereof, and the agreement between Bonneville and Portland, Contract No. DE-MS79-87BP92340, as amended from time to time pursuant to the terms thereof.

    (ee) "Operating Plan" means, subject to subsection 13(o), with respect to any fiscal year commencing on or after the day on which the annual costs rate set forth in Exhibit B has been approved on an interim or final basis by FERC, the written document containing the information described in subsection 13(c), as such document may be amended pursuant to section 13, 14, or 16.

    (ff) "Operations Cost" means, upon and after the effective date of Exhibit B pursuant to this Agreement, for any fiscal year any Allocated Direct Costs for Bonneville's PNW AC Intertie, operations Indirect Costs for Bonneville's PNW AC Intertie, and operations Overhead Costs for Bonneville's PNW AC Intertie for such fiscal year, each being determined in accordance with section I of Exhibit I.

    (gg) "Other Costs" means, upon and after the effective date of Exhibit B pursuant to this Agreement, Bonneville's other costs for Bonneville's PNW AC Intertie described in and determined pursuant to section V of Exhibit I.

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    (hh)  "Overhead Cost" means administrative and general costs, support service costs, or other costs similar in nature which are distributed or allocated by Bonneville to Bonneville's PNW AC Intertie. Overhead Costs are not included in Direct Costs, Allocated Direct Costs, or Indirect Costs. The methods for determining Overhead Costs are set forth in sections I.E, II.E, and III.B of Exhibit I.

    (ii) "Pacific Northwest" or "PNW" means the area defined as the Pacific Northwest in the Pacific Northwest Electric Power Planning and Conservation Act, 16 U.S.C. section 839a(14).

    (jj) "Pacific Time" means Pacific Standard Time and Pacific Daylight Time as each is in force.

    (kk) "PNW AC Intertie" means facilities including, but not limited to, the following: two 500 kV transmission lines extending from John Day Substation to the Malin Substation and to the California-Oregon border; portions of John Day, Grizzly, and Malin Substations and the Sand Springs, Fort Rock, and Sycan Compensation Stations; a portion of the Buckley-Summer Lake 500 kV transmission line and associated substations; portions of the Buckley-Marion and Marion-Alvey 500 kV transmission lines and associated facilities; a portion of Bonneville's capacity rights in the Summer Lake-Malin 500 kV transmission line; Bonneville's rights in the Meridian-Malin 500 kV transmission line and Bonneville's share of ownership of the Alvey-Meridian 500 kV transmission line; Captain Jack Substation; the 500 kV transmission line from Captain Jack Substation to the California-Oregon border; and any modifications, additions, improvements, or other alterations thereto.

    (ll) "PNW AC Intertie Operational Transfer Capability" means the PNW AC Intertie Rated Transfer Capability as reduced by limitations beyond the control of the Parties, and operational limitations (as determined by Bonneville in accordance with the agreement between Bonneville and PacifiCorp, Contract No. DE-MS79-94BP94332, as amended from time to time pursuant to the terms thereof, and with

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          the agreement between Bonneville and Portland, Contract No. DE-
          MS79-87BP92340, as amended from time to time pursuant to the terms thereof, and in accordance with Prudent Utility Practice) resulting from, among other things, line or equipment outages, stability limits, or loopflow.

    (mm) "PNW AC Intertie Rated Transfer Capability" means the north-to-south and south-to-north capability of the PNW AC Intertie to transfer power in a reliable manner as determined consistent with Prudent Utility Practice.

    (nn) "Pacific Northwest-Pacific Southwest Intertie" or "PNW-PSW Intertie" means the DC transmission line between the Celilo Converter Station in The Dalles, Oregon, and the Sylmar Converter Station near Los Angeles, California, the PNW AC Intertie, and the AC Intertie in California including, without limitation, the California-Oregon Transmission Project.

    (oo) "Pacific Northwest Non-Federal Utility" means any electric utility that serves retail load in the region consisting of (1) the states of Oregon, Washington, and Idaho, the portion of the state of Montana west of the Continental Divide, and such portions of the States of Nevada, Utah, and Wyoming as are within the Columbia River Basin drainage basin, and (2) any contiguous areas, not in excess of seventy-five air miles from the area referred to in (1) above, which areas are a part of the service area of a rural electric cooperative power customer served by Bonneville on the effective date of the Pacific Northwest Power Planning and Conservation Act (P.L. 96-501) having a distribution system from which it serves both within and without such region.

    (pp) "Power Scheduling Costs" means, upon and after the effective date of Exhibit B pursuant to this Agreement, Bonneville's total power scheduling costs (as described in section VII of Exhibit I) as functionalized and allocated in accordance with section VII of Exhibit

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          I to determine Power Scheduling Costs for Bonneville's PNW AC
          Intertie.

    (qq) "Preschedule" means the schedule submitted by Puget to the JISO pursuant to paragraph 4(b)(1) for transactions prepared each Working Day for the period beginning 2400 hours of the current Working Day through 2400 hours of the next Working Day.

    (rr) "Prudent Utility Practice" means, at any particular time, the generally accepted practices, methods, and acts in the electrical utility industry in the Western Systems Coordinating Council area prior thereto that would achieve the desired result or, if there are no such practices, methods, and acts, the practices, methods, and acts which, in the exercise of reasonable judgment in the light of facts known at the time the decision was made, could have been expected to achieve the desired result consistent with reliability and safety.

    (ss) "Real-time Schedule" means a schedule, or change to the Preschedule, submitted during the period which begins when the Preschedule is deemed by the JISO to be complete and concludes at 2400 hours on the day for which the Preschedule is submitted by Puget.

    (tt) "Reinforcement" means any transmission plant modification, addition, improvement, or other alteration to the Federal Columbia River Transmission System which is not a Replacement or an Upgrade and which is made pursuant to subsection 7(c).

    (uu) "Reinforcement Costs" means, upon and after the effective date of Exhibit B pursuant to this Agreement, for any Reinforcement, the Direct Costs, Indirect Costs, Overhead Costs, and AFUDC for such Reinforcement, all capitalized to plant-in-service together with
          (1) simple interest on the foregoing costs accrued from the date on which Bonneville stops accruing AFUDC on the foregoing costs until the due date of the bill to Puget for the foregoing costs pursuant to subparagraph 9(b)(2)(B) and (2) the costs of removal and any salvage credit with respect to any PNW AC Intertie facility removed on

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          account of such Reinforcement.  Reinforcement Costs do not include capitalized general plant cost. The method for determining Reinforcement Costs for Bonneville's PNW AC Intertie is set forth in section III of Exhibit I.

    (vv) "Replacement" means for any transmission plant addition, betterment, renewal and equipment or facility that takes the place of or adds to any existing equipment or facility on Bonneville's PNW AC Intertie that does not increase Bonneville's PNW AC Intertie Rated Transfer Capability.

    (ww) "Replacement Costs" means, upon and after the effective date of Exhibit B pursuant to this Agreement, for any Replacement, the Direct Costs, Indirect Costs, Overhead Costs, and AFUDC for such Replacement, all capitalized to plant-in-service together with (1) simple interest on the foregoing costs accrued from the date on which Bonneville stops accruing AFUDC on the foregoing costs until the due date of the bill to Puget for the foregoing costs pursuant to subparagraph 9(b)(2)(B) and (2) the costs of removal and any salvage credit with respect to any PNW AC Intertie facility removed on account of such Replacement. General Plant Cost is not included in Replacement Costs. The method for determining Replacement Costs for Bonneville's PNW AC Intertie is set forth in section III of Exhibit I.

    (xx) "Revised Adjusted Capacity Ownership Price" means a price calculated pursuant to column 3, section B of Exhibit D and section IV.B of the CO-94 rate in Exhibit A.

    (yy) "Revised Adjusted Lump Sum Payment" means a Revised Adjusted Capacity Ownership Price multiplied by Puget's Capacity Ownership Share (in kilowatts), as described with more particularity in section E of Exhibit D.

    (zz) "Scheduler" means the person authorized by a Party to accept or submit schedules pursuant to section 4 and authorized to implement,

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          interpret, and vary the scheduling procedures set forth in such section pursuant to this Agreement.

   (aaa) "Scheduling Percentage" means the percentage of the PNW AC Intertie Rated Transfer Capability owned by Puget pursuant to this Agreement, which percentage is determined by dividing Puget's Capacity Ownership Share by the PNW AC Intertie Rated Transfer Capability.

   (bbb) "Scheduling Share" means, for any given hour, the MW amount equal to the product of Puget's Scheduling Percentage and the PNW AC Intertie Operational Transfer Capability for such hour.

   (ccc) "Scheduling Utility" means either (i) a Pacific Northwest Non-Federal Utility that serves a retail service area and operates a generation control area, or (ii) a Pacific Northwest Non-Federal Utility designated by Bonneville as a "computed requirements customer" or its equivalent.

   (ddd) "Term" means the period of effectiveness of this Agreement set forth in subsection 2(a).

   (eee) "Third AC Intertie" means the Third AC Intertie Project, which project increased the PNW AC Intertie Rated Transfer Capability by 1600 MW in a north-to-south direction and by 1225 MW in a south-to-north direction.

   (fff) "Third AC Intertie Project" means the Third AC Intertie System Reinforcement and the construction of the Alvey-Meridian 500 kV transmission line and of facilities related to such transmission line during the period from July 1984 through December 1993.

   (ggg) "Third AC Intertie System Reinforcement" means the improvements, additions and modifications to the PNW AC Intertie constructed during the period from July 1984 through December 1993 plus the construction of the Captain Jack substation and of facilities related to

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          such substation during the period from July 1984 through December
          1993.

   (hhh) "Upgrade" means any MW increase to Bonneville's PNW AC Intertie Rated Transfer Capability which arises from or is related to an increase to the PNW AC Intertie Rated Transfer Capability.

   (iii) "Working Day" means any day other than Saturday, Sunday, and a legal holiday recognized by the Federal government or Puget.

 2.  TERM AND TERMINATION

     (a) This Agreement shall become effective as of the later of (1) the date of execution and delivery of this Agreement by both of the Parties, and (2) the date by which this Agreement has, with respect to Puget, been approved, accepted for filing or otherwise permitted to become effective by FERC; provided, that if FERC approves this Agreement for filing or otherwise permits this Agreement to become effective with any change or new condition, this Agreement shall not be or become effective unless both of the Parties have agreed in writing, and until the date by which both of the Parties have so agreed to such change or new condition. To the extent Puget is required to submit this Agreement to FERC, Puget shall submit this Agreement to FERC for approval no later than three Working Days after the date on which this Agreement is executed and delivered by both Parties. Bonneville shall provide Puget with a copy of the executed Agreement on the next Working Day after Bonneville executes the Agreement. Without limiting any of the foregoing, Puget shall use best efforts to obtain from FERC on the earliest possible date (following the date on which Puget is required to submit this Agreement to FERC pursuant to this subsection 2(a)) FERC's acceptance for filing or permission that this Agreement become effective in accordance with this subsection 2(a). This Agreement shall continue in effect so long as any facilities of the PNW AC Intertie are in existence and operable, unless otherwise earlier terminated by written agreement of both of the Parties or unless terminated pursuant to the terms of this Agreement. All liabilities incurred under this Agreement shall be preserved until satisfied.

     (b) Notwithstanding subsection 2(a), no Capacity Ownership Rights may be exercised by Puget until payment is made by Puget pursuant to paragraph 9(a)(1) and received by Bonneville.

     (c) If Bonneville does not receive the payment from Puget pursuant to paragraph 9(a)(1), then Bonneville shall have the option to terminate this Agreement by delivering to Puget written notice of such termination.

     (d) Notwithstanding subsection 2(a), if Bonneville incurs End of Term Costs, the following provisions of this Agreement, and all rights and obligations thereunder, shall continue in full force and effect until Bonneville renders its final bill to Puget pursuant to subsection 9(b), unless this Agreement is earlier terminated by mutual agreement of the Parties: subsections 2(b), 2(c), and 2(d), sections 1, 7, 8, 9, 12, 13, 14, 15, 16, 18, 19, 20, 21, 22, and 23, and Exhibits A, B, C, D, F, G, H, and I. All liabilities incurred under such provisions of this Agreement shall be preserved until satisfied.

     (e) If this Agreement has not become effective pursuant to subsection 2(a) within 12 months following the date upon which Bonneville executes and delivers this Agreement to Puget, this Agreement shall be void ab initio and of no force or effect.

 3.  CAPACITY RIGHTS

     (a)  Purchase and Sale of Capacity

          Pursuant to the terms and conditions of this Agreement, Puget purchases from Bonneville and Bonneville sells to Puget the Capacity Ownership Rights.

     (b)  Right to Wheel for Third Parties

          No later than 30 days after the Effective Date, Puget shall notify Bonneville in writing of Puget's decision to utilize its Scheduling Share pursuant to either paragraph 3(b)(1) or paragraph 3(b)(2), and Puget shall have the right to utilize its Scheduling Share pursuant to the paragraph Puget elects. Prior to Bonneville's receipt of such notification, Puget shall utilize its Scheduling Share pursuant to paragraph 3(b)(1). If Puget fails to make an election within the prescribed time period, Puget shall be deemed to have elected the option set forth in paragraph 3(b)(1).

          (1)  No Third Party Wheeling

               (A) Except as expressly provided in subparagraph 3(b)(1)(B), Puget shall not use its Scheduling Share to transmit power or energy (except for inadvertent power flows) that Puget does not own at the California-Oregon border or for which transmission Puget receives any revenue that would be reportable in Puget's accounting system where revenues received for wheeling for other entities would be booked.

               (B) If Puget's Scheduling Share is not fully utilized by Puget in any hour, Bonneville may schedule for such hour Bonneville's transactions (including, without limitation, Bonneville wheeling for other entities) and wheel such transactions over the unused portion of Puget's Scheduling Share for such hour but no longer than such hour. Puget shall be compensated for such wheeling solely by the payments as described in sections 3(b)(1)(B)(i) and (ii) below. For purposes of this subparagraph 3(b)(1)(B), Puget's Scheduling Share shall be deemed to be not fully utilized in a given hour to the extent that Puget has not scheduled, or does not schedule, on a Preschedule or Real-time Schedule basis, any transaction for such hour on any MW amount of Puget's Scheduling Share. In return for Puget's Scheduling Share being made available to Bonneville pursuant to this subparagraph 3(b)(1)(B), Bonneville shall pay Puget

                       (i) an amount equal to the product of (1) all
                          wheeling revenues received by Bonneville from providing short term wheeling in a north-to-south direction under the IS-93 rate, section II.A, or its successor to other entities in such hour, and
                          (2) the ratio of Puget's unused Scheduling Share in such hour to the total amount of PNW AC Intertie Operational Transfer Capability made available by Bonneville for such wheeling in such hour, and

                      (ii) an amount equal to the product of (1) all
                          wheeling revenues received by Bonneville from providing short term wheeling in a south-to-north direction under the IS-93 rate, section II.A or its successor to other entities in such hour, and
                          (2) the ratio of Puget's unused Scheduling Share in such hour to the total amount of PNW AC Intertie Operational Transfer Capability made available by Bonneville for such wheeling in such hour; provided, however, that Bonneville shall not be required to make payments for such south-to-north wheeling pursuant to this section 3(b)(1)(B)(ii) earlier than two years after the Effective Date.

                    Bonneville shall make payments pursuant to this subparagraph 3(b)(1)(B) in accordance with paragraph 9(f)(1).

               (C) During an outage resulting from maintenance activities on the PNW AC Intertie performed by Bonneville other than maintenance activities undertaken due to emergencies or uncontrollable forces, the following shall apply:

                       (i) When Puget's Scheduling Share for any given hour
                          is reduced as a consequence of such outage which reduces in Bonneville's PNW AC Intertie Operational Transfer Capability such that Puget's Scheduling Share for such hour is less than the MW amount of the aggregate of Puget's net firm transactions identified by Puget to Bonneville pursuant to section 3(b)(1)(C)(iv) for such hour, Bonneville shall, subject only to sections 3(b)(1)(C)(ii) and (iii) and to the immediately succeeding sentence, wheel on a firm basis that portion of Puget's firm transactions that equals the difference between Puget's Scheduling Share for such hour and the MW amount of the aggregate of Puget's firm transactions for such hour up to, but not in excess of, Puget's Capacity Ownership Share. Notwithstanding the foregoing, Bonneville shall only be obligated to provide such wheeling to the extent that each party with whom Puget is conducting such firm transactions has received a sufficient AC Intertie capacity allocation in California to accommodate such transactions.
                          Puget shall pay the IS-93 rate, section II.A, or its successor for such wheeling pursuant to this section 3(b)(1)(C)(i) in accordance with subsection 9(d).

                      (ii) Bonneville shall not be obligated to provide such
                          wheeling to Puget pursuant to section

                           3(b)(1)(C)(i) if no PNW AC Intertie Operational
                          Transfer Capability is available to Bonneville after Bonneville has scheduled all of Bonneville's Firm Schedules. For purposes of this section, "Bonneville's Firm Schedules" shall mean schedules for assured delivery or other firm transmission contracts pursuant to the Long-Term Intertie Access Policy, as revised or amended, or its successor, and schedules for Bonneville's firm power and energy sales and exchange transactions.

                     (iii) Bonneville shall not be obligated to provide such
                          wheeling to Puget pursuant to section
                          3(b)(1)(C)(i) until Bonneville has successfully developed software to allow Bonneville to provide such wheeling to Puget or until October 1, 1994, whichever occurs sooner.

                      (iv) No later than ten Working Days prior to the first
                          day of deliveries under a firm transaction, Puget shall identify such firm transaction to Bonneville. Puget shall identify such firm transaction to Bonneville by providing to Bonneville a copy of Puget's contract for such firm transaction (after information considered proprietary by Puget has been redacted by Puget). Bonneville shall review such contract to verify that the transaction is firm. If Puget and its contractor represent or state in writing that the transaction set forth in their contract is firm, Bonneville shall accept that written representation or statement as dispositive of the question of whether such transaction is firm. Implementation of such procedures in this section 3(b)(1)(C)(iv) may be varied by the mutual agreement of the Parties' Schedulers.
                          Such mutual agreement may, but need not, be written.

               (D) Puget retains any and all rights of access which it would otherwise have to Bonneville's PNW-PSW Intertie through the Long-Term Intertie Access Policy, as revised or amended, or its successor.

          (2)  Third Party Wheeling

               (A) Puget may use its Scheduling Share to transmit any and all power and energy, whether or not such power or energy is owned by Puget. Puget shall have no obligation under this Agreement to make available to Bonneville any portion of Puget's Scheduling Share which is unused in any hour, and Bonneville shall not schedule over Puget's Scheduling Share without Puget's prior consent.

               (B) Puget hereby waives any and all rights of access to Bonneville's PNW-PSW Intertie through the Long-Term Intertie Access Policy, as revised or amended, or its successor; provided, however, that Bonneville may, at its option, provide Puget with access to Bonneville's PNW-PSW Intertie pursuant to any provision of the Long-Term Intertie Access Policy, as revised or amended, or its successor.

               (C) Puget shall provide Bonneville with the information set forth in sections 3(b)(2)(C)(i) through 3(b)(2)(C)(iii) when Puget uses its Scheduling Share to export from the Pacific Northwest energy or power received from third parties. Such exports of energy or power on a real-time basis or for durations of less than four months are excluded from this obligation. For exports of four months or longer duration made on behalf of third parties pursuant to paragraph 3(b)(2), such information shall include:

                       (i) the name and business address of the third party;

                      (ii) the amount of power or energy and the duration of
                           the transaction; and

                     (iii) the name of the recipient or purchaser of such
                           power.

                    Any additional information needed by Bonneville will be obtained from such third party.

 4.  SCHEDULING

     (a) Puget (and only Puget) shall be entitled to schedule on the PNW AC Intertie, in any hour, a MW amount up to Puget's Scheduling Share for such hour. The MW amount of Puget's Scheduling Share deemed to be scheduled on the PNW AC Intertie pursuant to this Agreement, in any hour, shall be determined as the net of Puget's north-to-south schedules and south-to-north schedules (net schedules) for such hour.

     (b) Puget shall submit all schedules of its Scheduling Share on its own behalf in accordance with the procedures set forth in paragraphs 4(b)(1) and 4(b)(2). Such procedures may be varied by the mutual agreement of the Parties' Schedulers. Such mutual agreement may, but need not, be written. All hours referenced in paragraphs 4(b)(1) and 4(b)(2) are Pacific Time.

          (1)  Preschedules

               (A) Bonneville shall make available to Puget on each Working Day as soon as practicable after 0800 hours information regarding the PNW AC Intertie Operational Transfer Capability with respect to Preschedules. In the event an emergency or uncontrollable force causes a change in the PNW AC Intertie Operational Transfer Capability, Bonneville shall notify Puget of such change as soon as practicable.

               (B) If Long-Term Intertie Access Policy Condition 1 Formula Allocation Procedures or their successor (Condition 1) are expected by Bonneville to become effective, Bonneville shall so notify Puget no later than 0930 hours on the Working Day prior to the day on which Condition 1 is expected to become effective. Bonneville shall notify Puget no later than 0930 hours on the Working Day prior to the day on which Condition 1 ceases to be in effect.

               (C) Puget shall submit its Preschedule to the Joint Intertie Scheduling Office no later than 1000 hours on each Working Day if Condition 1 is in effect. If Condition 1 is not in effect, Puget shall submit its Preschedule to the JISO no later than 1430 hours on each Working Day.

          (2)  Real-time Scheduling

               (A) Real-time Schedules shall be arranged through Bonneville's real-time scheduling office. Bonneville's real-time Scheduler shall make reasonable efforts to receive Real-time Schedules; provided, however, that Bonneville's real-time Scheduler may, but is not required to, accept Real-time Schedules between 1500 and 2200 hours on the Working Day preceding the day for which such Real-time Schedule is submitted.

               (B) Real-time Schedules shall be arranged for a full hour. Arrangements shall be completed no later than 30 minutes prior to that hour.

               (C) Puget shall use best efforts to keep schedule changes to a minimum; provided, however, that for purposes of this subparagraph 4(b)(2)(C), "best efforts" shall not be deemed to refer to efforts made regardless of their economic effect.

               (D) The requirements set forth in subparagraphs 4(b)(2)(B) and 4(b)(2)(C) do not preclude schedule changes at other times as may be deemed necessary by any control area operators or other entities involved in effectuating such schedule changes. Such control area operators and other entities shall be notified by Bonneville of such schedule changes as soon as practicable in accordance with Prudent Utility Practice for purposes of coordinating ramps and proper accounting. Such schedule changes shall be deemed to occur at mid-ramp. The mid-ramp time and the integrated value for the hour shall be subject to the mutual agreement by such control area operators and other entities.

               (E) Subject to compliance with subparagraphs 4(b)(2)(A) through 4(b)(2)(D) and with other applicable PNW AC Intertie scheduling practices then in effect, Bonneville shall make Puget's schedule change.

     (c) Bonneville shall make deliveries of power or energy to the California-Oregon border or the John Day Substation, as appropriate, pursuant to schedules submitted in accordance with this section 4; provided, however, that Bonneville shall not be required to make such deliveries in an hour to the extent that Puget's schedule exceeds Puget's Scheduling Share for such hour, except as may be expressly provided pursuant to subparagraph 3(b)(1)(C).

 5.  UPGRADES

     (a) Bonneville shall consult with the Committee one time each year regarding any plans for Upgrades.

     (b) Prior to the completion of an Upgrade, Bonneville shall provide to Puget information in writing regarding estimated costs and the MW amount of such Upgrade, to the extent that such information is available to Bonneville.

     (c) As soon as practicable following the completion of an Upgrade, Bonneville shall notify Puget in writing of the following: (1) the MW amount of such Upgrade; (2) the capital and related costs (less any amount of such costs collected by Bonneville through rates or charges other than pursuant to the CO-94 rate in Exhibit
          A), if any, to Bonneville for completing or implementing such Upgrade; and (3) calculations of (A) Puget's Capacity Ownership Percentage multiplied by the MW amount of such Upgrade and (B) Puget's Capacity Ownership Percentage multiplied by the capital and related costs, if any, to Bonneville for completing or implementing such Upgrade. Puget may elect to acquire a share of such Upgrade in an amount up to Puget's Capacity Ownership Percentage multiplied by the MW amount of such Upgrade. Within 100 days from receipt of such written notice from Bonneville, Puget shall notify Bonneville in writing of Puget's decision regarding such acquisition. If Puget elects to acquire, pursuant to this subsection 5(c), a portion of such Upgrade, Puget's notice to Bonneville shall include the percentage of such Upgrade that Puget elects to acquire (Acquisition Percentage). If

          Puget fails to notify Bonneville within such 100-day period, Puget shall be deemed to have elected not to acquire any of such Upgrade.

     (d) If Puget elects to acquire a portion of an Upgrade pursuant to subsection 5(c), the cost to Puget shall be Puget's Acquisition Percentage multiplied by the capital and related costs for such Upgrade pursuant to the CO-94 rate and subsection 9(c) (less any amount of such cost collected by Bonneville through rates or charges other than pursuant to the CO-94 rate in Exhibit A), if any, incurred by Bonneville for completing or implementing such Upgrade. Puget shall pay such costs pursuant to such payment terms as may be mutually agreed to in writing by the Parties.

     (e) If Puget's Acquisition Percentage with respect to an Upgrade equals its Capacity Ownership Percentage and the Acquisition Percentage of any other Capacity Owner with respect to such Upgrade is less than its Capacity Ownership Percentage, then the following shall apply:

          (1) Bonneville shall, in a timely manner, provide written notice simultaneously to Puget and to each other Capacity Owner (whose Acquisition Percentage equals its Capacity Ownership Percentage) of the MW amount equal to 100 percent of that portion of an Upgrade offered to, but not acquired by, the Capacity Owners pursuant to subsection 5(c) (Unacquired Share). If Puget and each of such other Capacity Owners have agreed in writing to an apportionment as among themselves of the Unacquired Share (Apportionment), Puget may, within 45 days following receipt of such written notice from Bonneville, by written notice request Bonneville to offer in writing to Puget such portion of the Unacquired Share as has been apportioned to Puget pursuant to the Apportionment, and Bonneville shall offer to Puget such portion of the Unacquired Share.

          (2) If Bonneville does not receive from Puget and from each Capacity Owner referred to in paragraph 5(e)(1) the requests for offer pursuant to paragraph 5(e)(1) within the 45-day period specified in such paragraph, Bonneville shall, in a timely manner, offer in writing simultaneously to Puget and to each other Capacity Owner (whose Acquisition Percentage equals its Capacity Ownership Percentage), respectively, a portion of an Upgrade offered to, but not acquired by, the other Capacity Owners pursuant to paragraph 5(e)(1) (Second Unacquired Share) up to the "Additional Share Offered" determined as follows:

               Additional Share Offered  =  (A divided by B) x C

               where:  A  =  Puget's Capacity Ownership Percentage.

                       B  =  Percentage equal to the sum of Capacity
                            Ownership Percentages of Capacity Owners that acquired respectively an Acquisition Percentage equal to their Capacity Ownership Percentage.

                       C  =  Second Unacquired Share.

          (3) Within 30 days following Puget's receipt of Bonneville's written offer pursuant to paragraph 5(e)(2), Puget shall notify Bonneville in writing of Puget's decision regarding acquisition of the Additional Share Offered. If Puget fails to notify Bonneville within such 30-day period, Puget shall be deemed to have elected not to acquire any of the Additional Share Offered. If Puget elects pursuant to this paragraph 5(e)(3) to acquire any or all of the Additional Share Offered, then:

               (A) Puget shall include in its notice to Bonneville pursuant to this paragraph 5(e)(3) such share (Additional Share Acquired) of the Additional Share Offered as Puget elects to acquire pursuant to this paragraph 5(e)(3), and

               (B) the cost to Puget with respect to such acquisition shall be equal to the proportion of the Additional Share Acquired to such Upgrade multiplied by the capital and related costs for such Upgrade pursuant to the CO-94 rate and subsection 9(c) (less any amount of such costs collected by Bonneville through charges other than payments by Puget pursuant to subsection 5(d) or subparagraph 5(e)(3)(B)), if any, to Bonneville for completing or implementing such Upgrade. Puget shall pay such costs pursuant to such payment terms as may be mutually agreed to in writing by the Parties.

     (f) All capacity offered but not acquired pursuant to subsections 5(c) and (e) shall for purposes of this Agreement remain with Bonneville.

     (g) After Puget has either accepted or declined all offers of capacity by Bonneville pursuant to subsections 5(c) and (e), Puget's Capacity Ownership Share, Capacity Ownership Percentage, and Scheduling Percentage in Exhibit C shall be revised to reflect changes resulting from Puget's elections pursuant to subsections 5(c) and (e). Revision of Exhibit C shall be pursuant to subsection 19(d). Exhibit G shall be revised accordingly pursuant to subsection 19(i).

 6.  SALE OR ASSIGNMENT

     (a) This Agreement or any interest herein shall not be transferred, sold, alienated, or assigned by Puget to any person without Bonneville's prior and express written consent. Such consent shall not be unreasonably withheld. In determining whether to grant its consent under this subsection 6(a), Bonneville shall take into consideration information including, but not limited to, whether the person or entity to whom this Agreement or any interest therein is proposed to be transferred, sold, alienated, or assigned is a person or entity entitled to request and receive transmission services pursuant to section 211 of the Federal Power Act, whether such person or entity can either provide its own scheduling services or has contracted with another entity to provide such scheduling services, whether such person or entity has the financial capability to meet the payment obligations under this Agreement, and whether the person or entity is either electrically interconnected to Bonneville's transmission system or has contractual arrangements for wheeling with others who are electrically interconnected to Bonneville's transmission system. This Agreement shall inure to the benefit of and be binding upon the Parties, their respective legal representatives, permitted assigns, and successors in interest. Any transfer, sale, alienation, or assignment made by Puget in violation of this section 6 shall be void ab initio and without any force or effect whatsoever.

     (b) Bonneville hereby consents to the transfer, sale, alienation, or assignment by Puget to any other Capacity Owner of all or part of its Capacity Ownership Share and all of Puget's rights and obligations pursuant to this Agreement with respect thereto. Bonneville hereby further consents to the transfer, sale, alienation, or assignment by Puget of the entire Agreement and of all of Puget's rights and obligations under this Agreement to a Scheduling Utility.

     (c) Bonneville hereby consents to the assignment by Puget of this Agreement or of any of Puget's rights under this Agreement as security for any indebtedness, whether present or future, of Puget pursuant to any mortgage, trust, security agreement or similar instrument of indebtedness (each such instrument, a Debt Instrument) made by and between Puget and any mortgagee, trustee, secured party or holder of such instrument of indebtedness, respectively; provided, however, that if Puget has defaulted in the performance of its obligations under any Debt Instrument, such that the mortgagee, trustee, secured party or holder of such Debt Instrument, as the case may be, would be entitled at that time to accelerate the amount of indebtedness under such Debt Instrument, Puget shall give Bonneville prompt written notice in reasonable detail of such default and shall, at Bonneville's election, enter into good faith discussions with Bonneville regarding the cure of such default.

     (d) If Puget transfers, sells, alienates, or assigns, with Bonneville's consent, all or any portion of this Agreement and any rights and obligations pursuant to this Agreement to any person or party, Puget shall give Bonneville written notice of such transfer, sale, alienation, or assignment within 10 days after the execution and delivery of the agreement effectuating such transaction by all parties to such transaction.

 7.  OPERATION, MAINTENANCE, AND MANAGEMENT

     (a) Pursuant to the terms and conditions of the Northwest Intertie Agreements, Bonneville is the operator of the PNW AC Intertie. As such, Bonneville is responsible for the dispatch of the PNW AC Intertie in accordance with Prudent Utility Practice.
          Bonneville's duties as operator of the PNW AC Intertie shall include, but are not limited to, consistent with Prudent Utility Practice and Northwest Intertie Agreements: (1) determining the PNW AC Intertie Operational Transfer Capability; (2) implementing and assisting in rectifying emergency outages on the PNW AC Intertie due to system emergencies or uncontrollable forces; (3) implementing maintenance outages; and (4) giving and receiving switching orders on the PNW AC Intertie. In making any determination or in taking any other action referred to in the immediately preceding sentence, Bonneville shall give fair consideration to Puget's interests to the extent such interests have been expressed to Bonneville in writing. Bonneville shall operate, maintain, and manage Bonneville's PNW AC Intertie, and study, plan, and implement Upgrades, consistent with Prudent Utility Practice.

     (b) Bonneville shall determine and revise as necessary the PNW AC Intertie Rated Transfer Capability consistent with Prudent Utility Practice and engineering studies based on then existing reliability criteria developed by the North American Electric Reliability Council, the Western Systems Coordinating Council, the Northwest Power Pool, and Bonneville. In the event the PNW AC Intertie Rated Transfer Capability is changed, Bonneville shall promptly notify Puget in writing of such change and the new PNW AC Intertie Rated Transfer Capability. If and to the extent that the reliability criteria for determining the PNW AC Intertie Rated Transfer Capability change substantially, Bonneville shall notify Puget in writing of such change.

     (c) If at any time during the Term, Bonneville's PNW AC Intertie Rated Transfer Capability becomes less than 3450 MW, or if at any time during the Term there is an imminent likelihood that Bonneville's PNW AC Intertie Rated Transfer Capability would become less than 3450 MW, then Bonneville shall reinforce the Federal Columbia River Transmission System so as to raise Bonneville's PNW AC Intertie Rated Transfer Capability to 3450 MW or otherwise to prevent Bonneville's PNW AC Intertie Rated Transfer Capability from becoming less than 3450 MW. Puget's Capacity Ownership Share shall not be decreased on account of any failure by Bonneville to reinforce the Federal Columbia River Transmission System pursuant to this subsection 7(c).

     (d) In the event that Bonneville implements a Reinforcement pursuant to subsection 7(c), Bonneville shall equitably allocate the Reinforcement Cost for such Reinforcement between Bonneville and Puget based on factors including, but not limited to, load responsibility, contractual obligation and generation integration responsibility. Any equitable allocation or agreed to allocation (pursuant to the immediately succeeding sentence) of a Reinforcement Cost pursuant to this subsection 7(d) shall be reflected as a Reinforcement Cost in an Operating Plan proposed by Bonneville pursuant to section 13. To the extent that Bonneville and Puget have agreed in writing to an allocation of a Reinforcement Cost incurred by Bonneville pursuant to an agreement or modification referred to in subsection 8(b), the Reinforcement Cost so allocated shall not be subject to arbitration pursuant to section 14 or section 15. Any Reinforcement Cost not allocated to Puget pursuant to this subsection 7(d) shall not be payable by Puget pursuant to this Agreement.

     (e) Bonneville shall provide Puget notice of maintenance outages in accordance with the accepted standards for notice on the PNW AC Intertie. Such notice shall include an evaluation of the impact on

          Puget's Scheduling Share. In scheduling or planning maintenance on PNW AC Intertie, Bonneville shall give fair consideration to Puget's interests to the extent such interests have been expressed to Bonneville in writing.

 8.  EXISTING AGREEMENTS

     (a) Bonneville shall use good faith efforts to maintain in effect the Interconnection Agreement or its successor.

     (b) Bonneville shall use its best efforts to maintain Puget's rights under this Agreement (i) by making no modification to the Northwest Intertie Agreements, (ii) by not entering into any other agreement with respect to the ownership, operation, maintenance, or management of the PNW AC Intertie, and (iii) by making no modification to the agreements referred to in the immediately preceding clause (ii) that would have a substantial negative impact on Puget's rights pursuant to sections 3, 4, 7, or to subsection 9(b), 9(c), or 11(a) without Puget's prior written consent. Without limiting, modifying, or otherwise affecting any of its rights pursuant to sections 9, 13, 14, 15, and 16, Puget hereby consents to Bonneville's modification of the Northwest Intertie Agreements or Bonneville's entering into other agreements or modification to such Agreements with respect to the ownership, operation, maintenance, or management of the PNW AC Intertie to the extent that such modification or such agreement is made or entered into by Bonneville for the purpose of performing Bonneville's obligations pursuant to subsection 7(c).

 9.  PAYMENT PROVISIONS

     As full compensation for their respective payment obligations under this Agreement, Puget shall make payments to Bonneville in accordance with the provisions of this section 9, and Bonneville shall make payments and refunds to Puget in accordance with the provisions of this section 9.
                                      32

     (a)  Lump Sum Payment

          (1) As soon as practicable after the Effective Date, Bonneville shall render a bill to Puget for the Initial Lump Sum Payment (less the negotiation deposit, if any, with applicable interest as described in section C of Exhibit D) and such bill shall include as an attachment and as part of such bill a completed section C of Exhibit D, setting forth the calculation of such Initial Lump Sum Payment due Bonneville in accordance with section IV.A of the CO-94 rate set forth in Exhibit A. Puget shall make such payment pursuant to the CO-94 rate and the applicable GTRSPs set forth in Exhibit A. Each of Bonneville and Puget agrees that section C of Exhibit D is consistent with the CO-94 rate set forth in Exhibit A on the Effective Date.

          (2)  Calculation and Billing of the Adjusted Capacity Ownership
               Price

               (A) Approximately December 1995, or as soon as practicable thereafter, Bonneville shall, in accordance with section IV.B of the CO-94 rate set forth in Exhibit A, calculate the Adjusted Capacity Ownership Price to reflect actual construction costs of the facilities listed in section A of Exhibit D and the actual AFUDC with respect to such facilities. Such calculation shall be made in accordance with column 2, section B of Exhibit D.

               (B) Promptly after Bonneville has calculated the Adjusted Capacity Ownership Price pursuant to subparagraph 9(a)(2)(A), Bonneville shall render a bill or refund voucher to Puget, and such bill or refund voucher shall include as an attachment and as part of such bill or refund voucher section A of Exhibit D (with a completed column 2), section B of Exhibit D (with a completed column 2), and a completed section D of Exhibit D reflecting the Adjusted Lump Sum Payment. If the
                                     33
                    Adjusted Lump Sum Payment is greater than the Initial Lump Sum Payment, Puget shall pay to Bonneville, within 45 days from the date of such bill or within such other time period to which the Parties may mutually agree, the amount set forth in such bill, which amount shall be equal to the amount set forth on line 7, section D of Exhibit D (such amount including interest as set forth on line 6, section D of Exhibit D). If the Adjusted Lump Sum Payment is less than the Initial Lump Sum Payment, Bonneville shall pay to Puget, within 30 days after the date of such refund voucher, the amount set forth in such refund voucher, which amount shall be equal to the amount set forth on line 7, section D, of Exhibit D (such amount including interest as set forth on line 6, section D, of Exhibit D). Each of Bonneville and Puget agrees that sections A, B, and D of Exhibit D are consistent with the CO-94 rate set forth in Exhibit A on the Effective Date.

          (3) Calculation and Billing of the Revised Adjusted Capacity Ownership Price

               (A) After payment is made by Puget pursuant to subparagraph 9(a)(2)(B), or a refund is made by Bonneville to Puget pursuant to subparagraph 9(a)(2)(B), Bonneville may, in accordance with the CO-94 rate set forth in Exhibit A, make one or more adjustments to the Adjusted Capacity Ownership Price; provided, that any such adjustment shall be made by Bonneville within 30 days after the date on which (i) Bonneville receives, pursuant to any audit with respect to the Third AC Intertie Project by Bonneville, Transmission Agency of Northern California, PacifiCorp or any other entity performing work for Bonneville on the Third AC Intertie Project, payment from Transmission Agency of Northern California, PacifiCorp, or any other entity performing work for Bonneville on the Third AC Intertie Project, or
                    (ii) Bonneville pays, pursuant to any audit with respect to the Third AC Intertie Project by Bonneville, Transmission Agency of Northern California, PacifiCorp, or any other entity performing work for Bonneville on the Third AC Intertie Project, any amount to Transmission Agency of Northern California,

                                       34

                    PacifiCorp, or any other entity performing work for Bonneville on the Third AC Intertie Project; and provided, further, that no adjustment of the Adjusted Capacity Ownership Price or of any Revised Adjusted Capacity Ownership Price shall be made by Bonneville after December 31, 2005.

               (B) Promptly after Bonneville has calculated a Revised Adjusted Capacity Ownership Price, Bonneville shall render to Puget a bill or refund voucher with respect to such Revised Adjusted Capacity Ownership Price and such bill or refund voucher shall include as an attachment and as part of such bill or refund voucher section A of Exhibit D (with a completed column 2 and a completed column with respect to each Revised Adjusted Capacity Ownership Price), section B of Exhibit D (with a completed column 2 and a completed column with respect to each Revised Adjusted Capacity Ownership Price), and a completed section E of Exhibit D reflecting the current Revised Adjusted Capacity Ownership Price and the current Revised Adjusted Lump Sum Payment. If the current Revised Adjusted Lump Sum Payment with respect to such Revised Adjusted Capacity Ownership Price is greater than the Adjusted Lump Sum Payment or the immediately preceding Revised Adjusted Lump Sum Payment, as the case may be, then Puget shall pay to Bonneville, within 45 days from the date of such bill or within such other time period to

                                      35

                    which the Parties may mutually agree, the amount set forth in the bill referred to in this subparagraph 9(a)(3)(B), which amount shall be equal to the amount set forth on line 7, section E, of Exhibit D with respect to the current Revised Adjusted Lump Sum Payment (such amount including interest as set forth on line 6, section E, of Exhibit D). If the current Revised Adjusted Lump Sum Payment is less than the Adjusted Lump Sum Payment or the immediately preceding Revised Adjusted Lump Sum Payment, as the case may be, Bonneville shall pay to Puget, within 30 days after the date of such refund voucher, the amount set forth in the refund voucher referred to in this subparagraph 9(a)(3)(B), which amount shall be equal to the amount set forth on line 7, section E of Exhibit D with respect to the current Revised Adjusted Lump Sum Payment (such amount including interest as set forth on line 6, section E of Exhibit D). Each of Bonneville and Puget agrees that section E of Exhibit D is consistent with the CO-94 rate set forth in Exhibit A on the Effective Date.

          (4) For purposes of implementing the CO-94 rate, the following shall apply:
               (A) the calculations pursuant to paragraphs 9(a)(2) and 9(a)(3) shall be deemed to be the adjustment "to reflect the difference between the actual and the estimated Capacity Ownership Price" required under section IV.B of the CO-94 rate;
               (B) the calculations of interest pursuant to footnote 2 of section D of Exhibit D and footnote 2 of section E of Exhibit D shall be deemed to be the computation of "interest using the weighted average interest rate on Bonneville's outstanding bonds" required pursuant to section IV.B of the CO-94 rate;

                                        36
               (C) the calculations of the Adjusted Capacity Ownership Price and of the Revised Adjusted Capacity Ownership Price pursuant to paragraphs 9(a)(2) and 9(a)(3) shall be deemed to be the determination of the "actual Capacity Ownership Price" required pursuant to section IV.B of the CO-94 rate;

               (D) as used in the CO-94 rate, the terms "Bonneville's PNW AC Intertie," "PNW AC Intertie," "Third AC Intertie," "Third AC Intertie Project," and "Third AC Intertie System Reinforcement" shall be deemed to have the respective meanings of such terms set forth in section 1;

               (E) as used in the CO-94 rate, the term "Capacity Ownership Share" shall be deemed to mean "Capacity Ownership Percentage" as defined in section 1;

               (F) the indirect costs and overhead costs described in footnote 5 of section B of Exhibit D shall be deemed to be the indirect costs and overhead costs referred to in section III.A of the CO-94 rate; and

               (G) the last paragraph of section I.B of the General Transmission Rate Schedule Provisions set forth in Exhibit A shall be deemed to read in its entirety as follows:

                         The meaning of terms used in the transmission rate schedules shall be as defined in the Agreement or in provisions which are attached to the Agreement or, if not defined therein, such terms shall be as defined in any of the above Acts.

          (5) For purposes of application of the CO-94 rate set forth in Exhibit A, no provision of the General Transmission Rate Schedule Provisions set forth in Exhibit A, other than the following provisions of the General Transmission Rate Schedule Provisions set forth in Exhibit A (or their successors in substance), shall have any application or effect with respect to this Agreement:

               (A)  section I;

               (B)  section III.A;

               (C) the last three sentences of section IV.A, without regard to subsections 1, 2, 3, 4, 5, 6 and 7 of such section IV.A;

               (D)  subsection 4 of section IV.A;

               (E) the first paragraph and the first sentence of the second paragraph of subsection 5 of section IV.A; and

               (F) for purposes of subsection 16(e) of this Agreement and as deemed necessary by Bonneville to correct mathematical and computational errors on bills, subsection 7 of section IV.A.

     (b)  Annual Charges

          (1)  Payments Pursuant to AC-93 Rate

               (A) From and after the first Working Day after Bonneville receives payment from Puget pursuant to paragraph 9(a)(1), Bonneville shall bill Puget on the monthly power bill in accordance with the AC-93 rate set forth in Exhibit A. Puget shall pay such bill in accordance with the applicable GTRSPs set forth in Exhibit A.

               (B) For purposes of application of the AC-93 rate, no provision of the General Transmission Rate Schedule Provisions set forth in Exhibit A, other than the following provisions of the General Transmission Rate Schedule Provisions set forth in Exhibit A (or their successors in substance), shall have any application or effect with respect to this Agreement:

                       (i) section I;

                      (ii) section III.A;

                     (iii) the last three sentences of section IV.A,
                           without regard to subsections 1, 2, 3, 4, 5, 6 and 7 of such section IV.A;

                      (iv) the first sentence of subsection 3 of section
                           IV.A;

                       (v) subsection 4 of section IV.A;

                      (vi) the first paragraph and the first sentence of
                           the second paragraph of subsection 5 of section
                           IV.A;

                     (vii) the first paragraph of subsection 6 of section
                           IV.A; and

                    (viii) as deemed necessary by Bonneville to correct
                           mathematical and computational errors on bills, subsection 7 of section IV.A.

               (C) The last paragraph of section I.B of the General Transmission Rate Schedule Provisions set forth in Exhibit A shall be deemed to read in its entirety as follows:

                         The meaning of terms used in the transmission rate schedules shall be as defined in the Agreement or in provisions which are attached to the Agreement or, if not defined therein, such terms shall be as defined in any of the above Acts.

               (D) Bonneville hereby agrees that the provisions of the AC-93 rate shall have no application or effect with respect to the following:

                       (i) any replacement of the series capacitor banks
                          containing polychlorinated biphenyl at the Sand Springs, Sycan and Fort Rock Substations; and

                      (ii) any replacement commenced prior to the Effective
                          Date or not completed prior to September 30, 1995.

               (E) Upon and after the effective date of the annual costs rate set forth in Exhibit B, Bonneville shall cease billing Puget pursuant to the AC-93 rate.

          (2)  Payments Pursuant to Annual Costs Rate

               From and after the date the annual costs rate set forth in Exhibit B becomes effective, the following shall apply:

               (A) Operations Costs, Maintenance Costs, General Plant Costs, Other Costs, Contracts and Rates Costs, Power Scheduling Costs, and End of Term Costs

                       (i) During each fiscal year during the Term,
                          Bonneville shall bill Puget on the monthly power
                          bill, and Puget shall pay, pursuant to Exhibit B,
                           forecast Operations Costs,  forecast Maintenance
                          Costs, General Plant Costs, forecast Other Costs,
                          forecast Contracts and Rates Costs, forecast Power Scheduling Costs, and forecast End of Term Costs for such fiscal year. Such costs shall be, respectively, the forecast Operations Costs, forecast Maintenance Costs, General Plant Costs, forecast Other Costs, forecast Contracts and Rates Costs, forecast Power Scheduling Costs, and forecast End of Term Costs set forth in the Operating Plan for the fiscal year in which such month occurs.

                      (ii) Within eight months after the end of each fiscal
                          year during the Term (such fiscal year being hereinafter referred to as a "Fiscal Year"), Bonneville shall determine and calculate, pursuant to Exhibit I, Schedules A, B, D, E, F, G, and H, actual Operations Costs, actual Maintenance Costs, General Plant Costs, actual Other Costs, actual Contracts and Rates Costs, actual Power Scheduling Costs, and actual End of Term Costs for the Fiscal Year most recently ended.

                     (iii) If, based on the calculation performed pursuant
                          to section 9(b)(2)(A)(ii), the sum of the forecast Operations Costs, forecast Maintenance Costs, General Plant Costs, forecast Other Costs, forecast Contracts and Rates Costs, forecast Power Scheduling Costs, and forecast End of Term Costs for the Fiscal Year is greater than the sum of the actual Operations Costs, actual Maintenance Costs, General Plant Costs, actual Other Costs, actual Contracts and Rates Costs, actual Power Scheduling Costs, and actual End of Term Costs for the Fiscal Year, Bonneville
                          shall refund to Puget the difference between such forecast costs and such actual costs as a lump sum payment, with interest pursuant to section 9(b)(2)(A)(vi), within 30 days after the date on which the calculation referred to in section 9(b)(2)(A)(ii) is made. Bonneville shall, promptly following the date on which the calculation of such difference is made, provide Puget written notice of such refund. Within the 30-day period referred to in the first sentence of this section 9(b)(2)(A)(iii), Bonneville shall provide to Puget an Operating Plan amended in accordance with subsection 13(k) containing revised schedules in the format set forth in
                          Exhibit I, Schedules A, B, D, E, F, G, and H, respectively, with a completed last column reflecting the difference between actual and forecast Operations Costs, actual and forecast Maintenance Costs, General Plant Costs, actual and forecast Other Costs, actual and forecast Contracts and Rates Costs, actual and forecast Power Scheduling Costs, and actual and forecast End of Term Costs for the Fiscal Year.

                      (iv) If, based on the calculation performed pursuant
                          to subparagraph 9(b)(2)(A)(ii), the sum of the actual Operations Costs, actual Maintenance Costs, General Plant Costs, actual Other Costs, actual Contracts and Rates Costs, actual Power Scheduling Costs, and actual End of Term Costs for the Fiscal Year is equal to or less than 105 percent, but greater than 100 percent, of the sum of the forecast Operations costs, forecast Maintenance Costs, General Plant Costs, forecast Other Costs, forecast Contracts and

                           Rates Costs, forecast Power Scheduling Costs, and
                          forecast End of Term Costs in the Operating Plan for the Fiscal Year, Bonneville shall bill to Puget on the monthly power bill the difference between such actual costs and such forecast costs as a lump sum charge, with interest pursuant to section 9(b)(2)(A)(vi), within 30 days after the date on which the calculation referred to in section 9(b)(2)(A)(ii) is made. Puget shall pay such bill in accordance with the Billing Provisions. Within the 30-day period referred to in the immediately preceding sentence, Bonneville shall provide to Puget an amended Operating Plan containing revised schedules in the format set forth in Exhibit I, Schedules A, B, D, E, F, G, and H, respectively, with a completed last column reflecting the difference between actual and forecast Operations Costs, actual and forecast Maintenance Costs, General Plant Costs, actual and forecast Other Costs, actual and forecast Contracts and Rates Costs, actual and forecast Power Scheduling Costs, and actual and forecast End of Term Costs for the Fiscal Year.

                       (v) If, based on the calculation performed pursuant
                          to section 9(b)(2)(A)(ii), the sum of the actual Operations Cost, actual Maintenance Cost, General Plant Costs, actual Other Costs, actual Contracts and Rates Costs, actual Power Scheduling Costs, and actual End of Term Costs for the Fiscal Year is greater than 105 percent of the sum of the forecast Operations Cost, forecast Maintenance Cost, General Plant Costs, forecast Other Costs, forecast Contracts and Rates Costs, forecast Power Scheduling Costs, and forecast

                           End of Term Costs for the Fiscal Year, Bonneville
                          shall bill to Puget on the monthly power bill the difference between such actual costs and such forecast costs as a lump sum charge, with interest pursuant to section 9(b)(2)(A)(vi), within 30 days after the date on which the calculation referred to in section 9(b)(2)(A)(ii) is made. Puget shall pay such bill in accordance with the Billing Provisions; provided, however, that Bonneville shall not bill Puget pursuant to this section 9(b)(2)(A)(v) any amount which exceeds 105 percent of the sum of the forecast Operations Costs, forecast Maintenance Costs, General Plant Costs, forecast Other Costs, forecast Contracts and Rates Costs, forecast Power Scheduling Costs, and forecast End of Term Costs set forth in the Operating Plan for the Fiscal Year unless and until such amount which exceeds 100 percent of the sum of the forecast Operations Costs, forecast Maintenance Costs, General Plant Costs, forecast Other Costs, forecast Contracts and Rates Costs, forecast Power Scheduling Costs, and forecast End of Term Costs set forth in the Operating Plan for the Fiscal Year has been included in an Operating Plan amended pursuant to subsection 13(k).

                      (vi) Simple interest shall be accrued on payments or
                          refunds due pursuant to this paragraph 9(b)(2) with respect to any fiscal year during the Term using the weighted average interest rate on Bonneville's outstanding bonds or other debt instruments then used by Bonneville and such interest shall accrue from (and including) the date of the last day of such fiscal year to (but excluding) the date of refund to Puget or to (but
                          excluding) the due date of a payment due
                          Bonneville.

               (B)  Replacement Cost and Reinforcement Cost

                    Bonneville shall bill Puget on the monthly power bill Replacement Costs for any Replacement and Reinforcement Costs for any Reinforcement. Bonneville shall render such bill within 15 months following the date on which the project work order for such Replacement or such Reinforcement, as the case may be, is closed. Puget shall pay such bill pursuant to Exhibit B and sections 9(b)(2)(B)(i), 9(b)(2)(B)(ii), 9(b)(2)(B)(iii) and
                    9(b)(2)(B)(iv).

                       (i) If the forecast Replacement Cost for a
                          Replacement is greater than the actual Replacement Cost for such Replacement or if the forecast Reinforcement Cost for a Reinforcement is greater than the actual Reinforcement Cost for such Reinforcement, Bonneville shall bill Puget the actual Replacement Cost for such Replacement or the actual Reinforcement Cost for such Reinforcement, as the case may be. Bonneville shall provide to Puget an Operating Plan amended in accordance with subsection 13(k) containing a revised schedule in the format set forth in
                          Exhibit I, Schedule C, reflecting the actual and forecast Replacement Cost for such Replacement or the actual and forecast Reinforcement Cost for such Reinforcement, as the case may be.

                      (ii) If, for each Replacement or Reinforcement, the
                          actual Replacement Cost or actual

                           Reinforcement Cost is equal to or less than 105
                          percent, but greater than 100 percent, of the forecast Replacement Cost or forecast Reinforcement Cost, Bonneville shall bill Puget such actual Replacement Cost or such actual Reinforcement Cost, as the case may be, on the monthly power bill and Puget shall pay such bill pursuant to subparagraph 9(b)(2)(B). Bonneville shall provide to Puget an amended Operating Plan containing a revised schedule in the format set forth in Exhibit I, Schedule C, reflecting the difference between the actual and forecast Replacement Cost for such Replacement or the actual and forecast Reinforcement Cost for such Reinforcement.

                     (iii) If, for each Replacement or Reinforcement, the
                          actual Replacement Cost or actual Reinforcement Cost is greater than 105 percent of the forecast Replacement Cost or forecast Reinforcement Cost, Bonneville shall bill Puget such actual Replacement Cost or such actual Reinforcement Cost, as the case may be, on the monthly power bill and Puget shall pay such bill pursuant to subparagraph 9(b)(2)(B); provided, however, that Bonneville shall not bill Puget pursuant to this subparagraph 9(b)(2)(B) any amount which exceeds 105 percent of the forecast Replacement Cost or forecast Reinforcement Cost, as the case may be, unless and until such amount which exceeds
                          100 percent of such forecast Replacement or such forecast Reinforcement Cost, as the case may be, has been included in an amended Operating Plan pursuant to subsection 13(k).

                      (iv) Charges pursuant to sections 9(b)(2)(B)(i), (ii)
                          and (iii) for Replacement Costs and Reinforcement Costs shall accrue simple interest pursuant to section III.D of Exhibit I.

     (c)  Upgrade Charges

          For purposes of implementing the CO-94 rate, the following shall apply:

          (1) as used in the CO-94 rate, the term "upgrade" shall be deemed to mean "Upgrade" as defined in section 1, the term "rated transfer capability" shall be deemed to mean "PNW AC Intertie Rated Transfer Capability" as defined in section 1 and the term "AFUDC" shall be deemed to have the meaning set forth for such term in section 1;

          (2) the "Capacity Ownership Share of the capital and related cost of the upgrade," referred to in section III.B of the CO-94 rate shall be deemed to be the costs pursuant to subsection 5(d) and subparagraph 5(e)(3)(B), as applicable; and

          (3) "construction costs (including direct, indirect and overhead costs) and AFUDC" referred to in section III.B of the CO-94 rate and "related costs" referred to in section III.B of the CO-94 rate together shall be deemed to be Upgrade costs and shall be determined in the same manner in which Replacement Costs are determined pursuant to section III of Exhibit I; provided, however, that expenses that are properly allocable to an Upgrade (i.e., "related costs" referred to in section III.B of the CO-94 rate) in accordance with generally accepted accounting principles (as defined in Exhibit I) may be included by Bonneville in Upgrade costs for such Upgrade.

     (d)  Payments of Charges Pursuant to Section 3(b)(1)(C)(i)

          Bonneville shall bill Puget for wheeling provided pursuant to section 3(b)(1)(C)(i) on Puget's monthly power bill in accordance with the IS-93 rate, section II.A, or its successor, set forth in Exhibit A and Puget shall pay such bill in accordance with the IS-93 rate, section II.A, or its successor, set forth in Exhibit A; provided, however, that under any successor to the IS-93 rate, Puget shall not be obligated to pay any rate or charge greater than the rate or charge payable by any other party to which Bonneville provides nonfirm wheeling services on Bonneville's PNW AC Intertie for such party's nonfirm transaction of a duration similar to Puget's wheeling transaction pursuant to section 3(b)(1)(C)(i).

     (e)  Suspension for Failure to Perform

          (1) If at any time during the term of this Agreement Bonneville does not receive payment due and owing to Bonneville pursuant to paragraph 9(a)(2) or 9(a)(3) or to subsection 9(b) or 9(d), Bonneville shall be entitled to suspend performance of its obligations to Puget pursuant to section 4 without incurring any liability to Puget therefor; provided, that Bonneville shall not be entitled to suspend performance pursuant to this paragraph 9(e)(1) earlier than five Working Days following receipt from Bonneville by Puget of written notice of such suspension. Such suspension shall continue in effect until the next Working Day following the Working Day on which Puget makes payment in full to Bonneville of the balance owed to Bonneville pursuant to paragraph 9(a)(2) or 9(a)(3) or to subsection 9(b) or 9(d). During the period of such suspension, Puget shall not be entitled to participate through the Committee in any review of an Operating Plan commenced by the Committee pursuant to section 13 during such period of suspension, or to participate in any arbitration commenced by the Committee pursuant to sections 14 and 15 during such period of suspension, or to participate in any audit commenced

                                      48
               by the Committee pursuant to section 16 during such period of suspension.

          (2) If during any period in any month Bonneville fails to make deliveries in accordance with subsection 4(c), Puget shall be entitled, without incurring any liability to Bonneville therefor, to delay any payment due and owing to Bonneville by Puget pursuant to subsection 9(b) or 9(d) for a period, equal to the period during which Bonneville failed to make such deliveries, commencing on the date the monthly power bill for such month would otherwise be payable by Puget pursuant to this Agreement; provided, however that Puget's entitlement pursuant to this paragraph 9(e)(2) shall apply only with respect to the amount of such monthly power bill to be paid directly to Bonneville or its agent.

     (f)  Payments or Refunds by Bonneville

          (1) Bonneville shall make any payment to Puget pursuant to subparagraph 3(b)(1)(B) within 30 days following the end of the month in which such payment becomes due to Puget pursuant to subparagraph 3(b)(1)(B).

          (2) Bonneville shall pay to Puget, in a lump sum, any refund due to Puget pursuant to subsection 16(e) or paragraph 16(f)(2) within 30 days following the date on which such refund becomes due to Puget pursuant to subsection 16(e) or paragraph 16(f)(2), respectively.

          (3) Bonneville shall pay any refund, credit, or payment due to Puget under section 18 pursuant to the terms and conditions set forth in section 18.

          (4) Each payment, credit or refund due to Puget by Bonneville pursuant to this Agreement shall be made by Bonneville, at Bonneville's option, (A) by check payable to the order of Puget,

           (B) by electronic funds transfer of immediately available funds into such account as may be designated in writing by Puget from time to time for such purpose or (C) by crediting the amount of such payment, credit or refund on Puget's power bill.

10.  TRANSMISSION LOSSES

     (a) To compensate Bonneville for transmission losses incurred by Bonneville in making deliveries scheduled by Puget pursuant to this Agreement, Puget shall make available, or arrange to have made available, to Bonneville, at any point mutually acceptable to the Parties at which the respective electric systems of Puget and Bonneville are interconnected, on the corresponding hour 168 hours later or on another hour to be agreed upon, the amounts of electric power equal to Puget's net PNW AC Intertie schedule multiplied by the appropriate loss factor specified in Exhibit E. Puget's net PNW AC Intertie schedule shall be, for any given hour, the absolute value of the sum of Puget's north-to-south schedules (positive) and south-to-north schedules (negative) for such hour.

     (b) Upon the conclusion of any review by Bonneville of the loss factor in Exhibit E, Part A, pursuant to subsection 19(f), Bonneville shall present the results of its review, including any revisions to the loss factor in Exhibit E, Part A, to the Committee as part of the Operating Plan provided to the Committee pursuant to section 13. The Committee may make recommendations regarding such results and any revisions to the loss factor in Exhibit E, Part A. Only recommendations regarding assumptions (including, without limitation, data inputs and source of date) made by Bonneville in its review or revision of the loss factor in Exhibit E, Part A, and recommendations regarding the results of such review or revision shall be subject to arbitration pursuant to section 14.

     (c) Puget's Scheduling Share shall not be reduced by any amount of losses returned to Bonneville pursuant to subsection 10(a).

11.  REMEDIAL ACTIONS

     (a)  Bonneville's Responsibilities

          (1) Within five days after the Effective Date, Bonneville shall notify Puget in writing of the plan for remedial actions required to maintain the PNW AC Intertie Rated Transfer Capability, which plan shall be consistent with Western System Coordinating Council standards and Prudent Utility Practice. If and to the extent that such plan is amended, modified, or replaced, Bonneville shall, promptly following such amendment, modification, or replacement, provide written notice to Puget of such amendment, modification, or replacement, as the case may be. Bonneville shall be responsible for providing a capability to arm and having available appropriate remedial actions, which may include generator dropping, load tripping, or other acceptable remedial actions, required to maintain the portion of Bonneville's PNW AC Intertie Rated Transfer Capability not purchased by Capacity Owners. Such remedial actions shall be consistent with Western System Coordinating Council standards and Prudent Utility Practice.

          (2) Bonneville shall be responsible for generating appropriate control signals for transmission to Puget for purposes of effectuating remedial actions pursuant to this section.

     (b)  Puget's Responsibilities

          (1) Puget shall be responsible for providing a capability to arm and having available appropriate remedial actions, which may include generator dropping, load tripping, or other remedial actions required to maintain Puget's Capacity Ownership Share. Such remedial actions shall be consistent with Western System Coordinating Council standards, the plan referred to in paragraph 11(a)(1) and Prudent Utility Practice. Bonneville may perform engineering analyses to confirm Puget's providing capability to arm and having available appropriate remedial actions pursuant to this paragraph 11(b)(1).

          (2) In any given hour, Puget shall be responsible for providing sufficient remedial actions, which may include generator dropping, load tripping, or other acceptable remedial actions, to maintain Puget's schedule on the PNW AC Intertie for such hour. To the extent that load tripping or generator dropping is required as a remedial action by Puget pursuant to this paragraph 11(b)(2) in any given hour, the required amount of such load tripping or such generator dropping shall be determined by dividing the amount of power scheduled by Puget on Puget's Scheduling Share in such hour by the total amount of power scheduled on the PNW AC Intertie in such hour and multiplying the result by the total amount of generation or load (in MW) to be armed for the PNW AC Intertie in such hour.

          (3) Puget shall provide, design, operate, and maintain the necessary equipment to accept control signals from Bonneville and to transmit such signals to Puget's generator dropping, load tripping, or other remedial action sites, and to arm and initiate the appropriate control action(s). Such design, operation, and maintenance shall be consistent with Western System Coordinating Council standards, the plan referred to in paragraph 11(a)(1), and Prudent Utility Practice.

          (4) Puget and Bonneville may mutually agree that Bonneville will, pursuant to terms and conditions mutually acceptable to the Parties, provide the remedial actions required of Puget pursuant to subsection 11(b).

12.  CAPACITY OWNERS' COMMITTEE

     (a)  Composition of Committee

          Puget may appoint one representative (and an alternate who may act in the absence of such representative) as a member of the Capacity Owners' Committee (Committee). If during any period Puget fails to appoint a representative to the Committee, Puget waives any and all rights during such period that would otherwise have accrued to it, individually or as a member of the Committee, pursuant to sections 12, 13, 14, 15, and 16 of this Agreement. Puget hereby appoints as its representative pursuant to this subsection the following representative and alternate to the Committee:

               Representative:  Vice President Power Planning

               Alternate:  Manager Power Contracts

     (b)  Convening Meetings

          (1) Any Capacity Owner that has appointed a representative to the Committee may convene a meeting of the Committee pursuant to the procedures set forth in subsection 12(e). The Capacity Owner convening a Committee meeting shall be responsible for preparing any necessary notices, identifying the subject matter and issues to be discussed, and transmitting notices and relevant documents to the other Committee members and, if appropriate, to Bonneville.

          (2) At the written request of any Capacity Owner that has appointed a representative to the Committee, Bonneville shall attend Committee meetings.

          (3) The Committee may conduct business only at a properly convened meeting at which a quorum, as defined in subsection 12(c), is present. The Committee shall make or convey any request, designation, recommendation, notice, appointment, submission, audit report or exception, or statement to which Bonneville is required to respond or which creates or triggers an obligation of Bonneville, pursuant to this Agreement, only upon a decision of the Committee made at a properly convened meeting at which a quorum is present.

          (4) Each fiscal year, Bonneville shall convene an annual meeting of the Committee. The purpose of such annual meeting shall be to discuss the Operating Plan delivered, pursuant to subsection 13(b), to each Capacity Owner that has appointed a representative to the Committee. Bonneville shall convene such annual meeting no earlier than 15 days, but no later than 30 days, following the date of such delivery of the Operating Plan.

          (5) In addition to the meeting referred to in paragraph 12(b)(4), Bonneville may, at its discretion, convene meetings of the Committee, pursuant to the procedures set forth in subsection 12(e), to present to the Committee any information Bonneville deems relevant.

     (c)  Meeting Quorum

          The respective representatives of all of the Capacity Owners that have appointed a representative to the Committee, less one, shall constitute a quorum.

     (d)  Meetings by Telephone Conference

          Committee meetings pursuant to the Capacity Ownership Agreements may be conducted by telephone provided all Capacity Owners and, if appropriate, Bonneville, are notified pursuant to the procedures set forth in subsection 12(e) of any such meeting.
                                     54
     (e)  Meeting Notices

          (1) All Committee meeting notices pursuant to the Capacity Ownership Agreements shall be provided in writing no less than 14 days prior to such meeting.

          (2) Any Committee meeting notice required by this section shall be deemed properly made if delivered in person, by electronic facsimile, or by mail or other qualified delivery service, postage prepaid, to the person specified below:

               If to Bonneville:
                 Group Vice President for Marketing, Conservation and
                 Production
                 Bonneville Power Administration
                 905 NE 11th Avenue
                 Portland, OR 97232
                 Telephone (503) 230-5152
                 Facsimile (503) 230-5207

               If to Puget:
                 Vice President Power Planning
                 Puget Sound Power & Light Company
                 411  108th Avenue NE  15th Floor
                 Bellevue, WA 98004-5515
                 Telephone (206) 462-3137
                 Facsimile (206) 462-3175

               If to Seattle:
                 Director, Power Management Division
                 Seattle City Light
                 1111 Third Avenue, Room 420
                 Seattle, WA 98101
                 Telephone (206) 386-4530
                 Facsimile (206) 386-4955

                                       55

               If to PNGC:
                 Director of Power Management
                 Pacific Northwest Generating Cooperative
                 711 NE Halsey Street, Suite 200
                 Portland, OR 97232
                 Telephone (503) 288-1234
                 Facsimile (503) 288-2334

               If to Snohomish:
                 Manager of Power Supply
                 Public Utility District No. 1 of Snohomish
                 County, Washington
                 2320 California Street
                 P.O. Box 1107
                 Everett, WA 98201
                 Telephone (206) 258-8211
                 Facsimile (206) 258-8305

               If to Tacoma:
                 Light Division Superintendent
                 Tacoma Public Utilities
                 3628 S. 35th Street
                 Tacoma, WA 98411
                 Telephone (206) 502-8294
                 Facsimile (206) 502-8628

               Attendance at a meeting by a representative of a Capacity Owner constitutes waiver by such Capacity Owner of notice of such meeting.

          (3) Either Party may, by written notice to the other Party and to the Capacity Owners other than Puget, change the designation, address, or facsimile number of the person so specified by it in subsection 12(a) or paragraph 12(e)(2).

                                       56

13.  OPERATING PLAN AND AMENDMENTS TO THE OPERATING PLAN

     (a) The provisions of this section shall become effective commencing August 1, 1995; provided, however, that unless and until the annual costs rate set forth in Exhibit B is approved by FERC on an interim basis, Bonneville shall not have any right pursuant to this Agreement to bill or charge to Puget, and Puget shall not have any obligation pursuant to this Agreement to pay to Bonneville, any amount pursuant to any Operating Plan.

     (b)  Delivery of Operating Plan

          (1) On or before August 1, 1995, Bonneville shall deliver to each Capacity Owner that has appointed a representative to the Committee an Operating Plan for Bonneville's PNW AC Intertie for fiscal year 1996 and an Operating Plan for Bonneville's PNW AC Intertie for fiscal year 1997.

          (2) Not later than one year preceding the first day of each fiscal year, other than the fiscal years specified in paragraph 13(b)(1), Bonneville shall deliver to each Capacity Owner that has appointed a representative to the Committee an Operating Plan for Bonneville's PNW AC Intertie for such fiscal year.

     (c) Each Operating Plan delivered pursuant to subsection 13(b) shall contain the following information for Bonneville's PNW AC Intertie with respect to forecast costs for the fiscal year to which such Operating Plan pertains, and such Operating Plan may contain such other information as Bonneville may deem relevant; and each amendment of an Operating Plan delivered pursuant to subsection 13(k) shall contain the following information for Bonneville's PNW AC Intertie with respect to forecast or actual costs, as appropriate, for the fiscal year to which such Operating Plan pertains, and such amendment may contain such other information as Bonneville may deem relevant:
                                         57
          (1) a forecast of, or the actual, Allocated Direct Cost of Operations Cost (pursuant to section I.C of Exhibit I), Indirect Cost of Operations Cost (pursuant to section I.D of
               Exhibit I), and Overhead Cost of Operations Cost (pursuant to section I.E of Exhibit I) in the format set forth in Exhibit I, Schedule A;

          (2) a forecast of, or the actual, Direct Cost of Maintenance Cost (pursuant to section II.B of Exhibit I), Indirect Cost of Maintenance Cost (pursuant to section II.D of Exhibit I), and Overhead Cost of Maintenance Cost (pursuant to section II.E of Exhibit I) in the format set forth in Exhibit I, Schedule B;

          (3) a forecast of, or the actual, Direct Cost of Replacements and Reinforcements (pursuant to section III.A of Exhibit I), Indirect Cost and Overhead Cost of Replacements and Reinforcements (pursuant to section III.B of Exhibit I), and AFUDC of Replacements and Reinforcements (pursuant to section III.C of Exhibit I) in the format set forth in Exhibit I, Schedule C, for each Reinforcement and Replacement which is expected to be, in the fiscal year to which the Operating Plan pertains, a planned new start, construction work in progress on a previously initiated Reinforcement or Replacement, as the case may be, or a closed work order. The forecast shall include for each such Reinforcement or Replacement an estimate of the total cost of construction and the cost to be incurred with respect to such Reinforcement or Replacement during each fiscal year until the work order for such Reinforcement or Replacement has been closed.
               Bonneville may elect, but shall not be required, to include in any such forecast the information set forth in the immediately preceding sentence regarding any Replacement and Reinforcement which is expected to be planned a new start in any fiscal year following the fiscal year to which the Operating Plan pertains. In the event Bonneville elects to forecast Direct Cost, Indirect Cost, and Overhead Cost of any Reinforcement or Replacement which is expected to be a planned new start in any fiscal year subsequent to the fiscal year to which the Operating Plan pertains, Bonneville shall provide to the Committee such forecast costs, in the format set forth in Exhibit I, Schedule C (together with additional information pertinent to such forecast costs as required by paragraph 13(c)(9)), 30 days prior to the date such Operating Plan is delivered to the Committee pursuant to subsection 13(b). In addition, Bonneville shall include such forecast costs in the Operating Plan delivered to the Committee pursuant to subsection 13(b);

          (4) the General Plant Cost (pursuant to section IV of Exhibit I) in the format set forth in Exhibit I, Schedule D;

          (5) a forecast of, or the actual, Other Costs (pursuant to section V of Exhibit I) in the format set forth in Exhibit I, Schedule E;

          (6) a forecast of, or the actual, Contracts and Rates Costs (pursuant to section VI of Exhibit I) in the format set forth in Exhibit I, Schedule F;

          (7) a forecast of, or the actual, Power Scheduling Costs (pursuant to section VII of Exhibit I) in the format set forth in Exhibit I, Schedule G;

          (8) a forecast of, or the actual, End of Term Costs (pursuant to section VIII of Exhibit I) in the format set forth in Exhibit I, Schedule H. Such forecast shall include Bonneville's proposed apportionment of such End of Term Costs among Puget and Capacity Owners other than Puget and Bonneville's rationale for such apportionment;

          (9) additional information pertinent to the forecast costs, actual costs, and General Plant Cost provided pursuant to paragraphs 13(c)(1) through 13(c)(8), including, without limitation, descriptions of the activities or projects and explanations of the costs comprising the Direct Cost components of such forecast costs, actual costs, and General Plant Cost, and explanations of MFU counts; and

          (10) if Bonneville has reviewed the loss factor in Exhibit E, Part A, pursuant to subsection 19(f), the Operating Plan shall contain the results of such review, including any revision to the loss factor in Exhibit E, Part A, pursuant to subsection 10(b), and any additional information pertinent to such review.

     (d)  Requests by Committee

          (1) No later than 15 days after the date on which the annual meeting was convened pursuant to paragraph 12(b)(4), the Committee may make a single request of Bonneville in writing for:

               (A) such supporting documentation, data, and information as may be reasonably necessary to analyze (i) the Operating Plan, or its constituent parts, delivered to the Committee pursuant to subsection 13(b), or (ii) any amendment to an Operating Plan pursuant to subsection 13(k); and

               (B) such documentation, data, and information relating to Bonneville's present or past activities or practices concerning Bonneville's PNW AC Intertie and to alternatives considered by Bonneville to costs or activities described in the Operating Plan or any amendment to an Operating Plan as may be reasonably necessary for the Committee to formulate recommendations pursuant to subsection 13(e);

               provided, however, that with regard to requests for documentation, data, and information pursuant to this paragraph 13(d)(1), the Committee must designate in such request the specific item in the Operating Plan or in any amendment to an Operating Plan to which such requested documentation, data, or information is directly related and explain the need for such documentation, data, or information. Such single request may contain multiple parts.

          (2) The Committee shall use reasonable efforts to minimize and limit the scope and number of parts of the request for documentation, data, and information made pursuant to paragraph 13(d)(1).

          (3) Bonneville shall have 20 days from the date it receives any request pursuant to paragraph 13(d)(1) to provide the documentation, data, and information requested; provided, however, that Bonneville shall be under no obligation (A) to create additional documentation, data, or information, (B) to provide documentation, data, or information that is not readily available to it, (C) to provide to the Committee documentation, data, or information that Bonneville has previously provided to the Committee, or (D) to provide documentation, data, or information that Bonneville would not otherwise be required to provide or that would otherwise be exempted from disclosure pursuant to the Freedom of Information Act, 5 U.S.C. section 552 (including, without limitation, the Freedom of Information Reform Act of 1986), as amended or superseded, or any regulation and Executive Order applicable to Bonneville.

          (4) The Committee in such request shall designate one of its members to be its representative for the sole purpose of receiving such documentation, data, or information from Bonneville pursuant to this subsection 13(d). Bonneville shall deliver such documentation, data, or information to the representative designated by the Committee to receive such materials.

          (5) For purposes of this subsection 13(d) and subsection 13(f), each of Bonneville and the Committee shall cooperate and use reasonable efforts to, in a timely manner, resolve disputes regarding, and clarify requests for, documentation, data, and information and responses to such requests.

     (e) The Committee shall have 20 days from the date on which it receives documentation, data, or information from Bonneville pursuant to subsection 13(d) or, if none was requested, 50 days from the date on which the annual meeting was convened pursuant to paragraph 12(b)(4), whichever date is later, to recommend to Bonneville in writing a revision or revisions to any forecast cost or General Plant Cost in the Operating Plan. The Committee shall have the time periods set forth in subsection 13(m) to recommend to Bonneville in writing a revision or revisions to a forecast cost or actual cost or General Plant Cost in any amendment to an Operating Plan. Such recommendation shall set forth, at a minimum, the exact revisions to the forecast cost or General Plant Cost proposed by the Committee and the reasons for such revisions. Failure of the Committee to recommend a revision or revisions to all or any portion of a forecast cost or General Plant Cost in the Operating Plan or a forecast cost or actual cost or General Plant Cost in any amendment to an Operating Plan within the applicable time limit set forth above shall be deemed to constitute acceptance by the Committee of all portions of the forecast costs and General Plant Cost of the Operating Plan for which the Committee has not recommended a revision.

     (f) No later than 15 days after receipt of a Committee recommendation made pursuant to subsection 13(e), Bonneville may make a single request (which may contain multiple parts) in writing of the Committee for such supporting documentation, data, and information as may be reasonably necessary to analyze the Committee's recommendation, including without limitation, any estimated costs or forecast costs contained in such recommendation; provided, however, that the Capacity Owners that have appointed a representative to the Committee shall be under no obligation (1) to create additional documentation, data, or information, (2) to provide documentation, data, or information that is not readily available to the Committee or to any Capacity Owner that has appointed a member to the Committee, (3) to provide to Bonneville documentation, data, or information that the Committee has previously provided to Bonneville; provided, further, that with regard to requests for documentation, data, and information pursuant to this subsection 13(f), (1) Bonneville must designate in such request the specific item in the Committee's recommendation to which such requested documentation, data, or information is directly related and explain the need for such documentation, data, or information, and
          (2) Bonneville shall use reasonable efforts, consistent with Bonneville's needs as set forth in this subsection 13(f), to minimize and limit the scope and number of parts of the request for documentation, data, and information made pursuant to this subsection. Such single request shall be made of the Committee by delivering a copy of the request to each Capacity Owner that has appointed a representative to the Committee. The Committee shall have 20 days from the date of its receipt of Bonneville's request to provide a single response containing the documentation, data, and information requested.

     (g) If the Committee makes any recommendation in writing pursuant to subsection 13(e), Bonneville shall have the greater of 15 days from the date of receipt of the requested documentation, data, and information requested pursuant to subsection 13(f) or, if none was requested, 30 days from the date of receipt of the Committee's recommendations made pursuant to subsection 13(e) to, by written notice to each Capacity Owner that has appointed a representative to the Committee, accept the recommendation, accept the recommendation in part, reject the recommendation, or propose an action that is responsive to the Committee's recommendation and that is different from Bonneville's proposal contained in the Operating Plan. If Bonneville makes such a proposal, Bonneville shall set forth in such written notice the exact revisions to the Operating Plan. The Committee shall have 7 days from the date of receipt of Bonneville's proposal to make any requests in writing for supporting documentation, data, and information as set forth in subsection 13(d). Bonneville shall have 7 days to respond to those requests as set forth in subsection 13(d). Failure of Bonneville to respond in writing to any recommendation of the Committee within the applicable time period set forth in this subsection 13(g) shall be deemed to constitute rejection of such recommendation.

     (h) If Bonneville rejects all or any portion of the Committee's recommendation, or if the Committee elects not to accept a proposal made by Bonneville pursuant to subsection 13(g), then the Committee may

          (1) elect by written notice to Bonneville to refer to binding arbitration, pursuant to section 14 and consistent with subsections 13(i) and 14(b), that portion of such recommendation of the Committee not accepted by Bonneville or that portion of a recommendation of the Committee to which Bonneville responded with a proposal pursuant to subsection 13(g); and

          (2) elect by written notice to Bonneville to refer to nonbinding arbitration pursuant to section 15 and consistent with subsections 15(a) and 15(d), that portion of such recommendation of the Committee not accepted by Bonneville or that portion of a recommendation of the Committee to which Bonneville responded with a proposal pursuant to subsection 13(g).

          Failure of the Committee to elect to refer to arbitration

          (A) such portion of any recommendation of the Committee not accepted by Bonneville within 15 days following Bonneville's rejection or acceptance in part of such recommendation of the Committee pursuant to subsection 13(g), or
                                        64

          (B) any proposal made by Bonneville pursuant to subsection 13(g) within 15 days following Bonneville's written notice of such proposal or, if documentation, data, or information was requested by the Committee pursuant to subsection 13(g), within 15 days following receipt by the Committee of such documentation, data, or information pursuant to subsection 13(g), shall be deemed to constitute acceptance by the Committee of Bonneville's rejection or acceptance in part of the recommendation of the Committee or of Bonneville's proposal and waiver by the Committee of any right pursuant to this section 13 or to section 15 to arbitrate such recommendation or portion thereof.

     (i) The Committee may, subject to the immediately succeeding sentence, arbitrate, pursuant to subsection 13(h), any recommendation by the Committee concerning a revision pursuant to this Agreement to a loss factor set forth in any Operating Plan or in any amendment to an Operating Plan or concerning any forecast cost or actual (allocated or otherwise) cost set forth in any Operating Plan or in any amendment to an Operating Plan (including the following costs and related items set forth in any Operating Plan, or in any amendment to an Operating Plan, pursuant to Exhibit I, Schedule A, lines 1, 2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12 and 13; Exhibit I,
          Schedule B, lines 1, 2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14 and 15; Exhibit I, Schedule C, lines 1, 2, 3, 4 and 5; Exhibit I, Schedule D, lines 3, 4, 5, 6, 7, 8, 9, 10 and 11; Exhibit I, Schedule E, lines 2 and 3; Exhibit I, Schedule F, lines 1, 2, 3, 4, 5, 6, 7, 8, and 9; Exhibit I, Schedule G, lines 1, 2, 3, 4, 5, 6 7, 8, and 9; and Exhibit I, Schedule H, lines 1, 2, 3, and 4). The Committee's right pursuant to this subsection 13(i) to arbitrate any such recommendation shall be subject to the following limitations:

          (1) if such recommendation, or portion thereof, includes a Replacement Cost for a Replacement or a Reinforcement Cost for a Reinforcement, and such Replacement Cost or Reinforcement Cost was included in a previous Operating Plan

               (either of such costs, a Previous Operating Plan Cost), the Committee may arbitrate pursuant to this subsection 13(i) such recommendation, or portion thereof, only to the extent that such recommendation, or portion thereof, includes any Replacement Cost or Reinforcement Cost in excess of the Previous Operating Plan Cost;

          (2) the Committee may arbitrate pursuant to this subsection 13(i) any such recommendation, or portion thereof, pertaining to a revision to a loss factor pursuant to this Agreement only to the extent such arbitration is permitted by subsection 10(b);

          (3) the Committee may arbitrate pursuant to this subsection 13(i) any recommendation, or portion thereof, concerning an Other Cost only to the extent that such Other Cost is a cost set forth in an Operating Plan or amendment to an Operating Plan pursuant to Exhibit I, Schedule E, line 2 and such recommendation, or portion thereof pertains to whether such Other Cost is properly allocated to Bonneville's PNW AC Intertie pursuant to Exhibit I, section V;

          (4) if the sum of the actual Operations Costs, actual Maintenance Costs, General Plant Costs, actual Other Costs, actual Contracts and Rates Costs, actual Power Scheduling Costs, and actual End of Term Costs in any Operating Plan exceeds 105 percent of the sum of the forecast Operations Costs, forecast Maintenance Costs, General Plant Costs, forecast Other Costs, forecast Contracts and Rates Costs, forecast Power Scheduling Costs, and forecast End of Term Costs set forth in such Operating Plan or in any amendment to an Operating Plan, the Committee may arbitrate pursuant to this subsection 13(i) any such recommendation, or portion thereof, concerning any actual cost for any activity or project described in such Operating Plan only to the extent that such actual cost exceeds 105 percent of the forecast cost for such activity or such project; provided, however, that, without limiting any of Puget's rights and benefits pursuant to subsection 16(c), the Committee may not arbitrate pursuant to this subsection 13(i) any recommendation, or portion thereof, concerning any actual cost for any activity or project described in such Operating Plan or in any amendment to an Operating Plan if such actual cost is less than 105 percent of the forecast for such activity or such project;

          (5) the Committee may not arbitrate, pursuant to this subsection 13(i), (a) the allocation by Bonneville pursuant to this Agreement of any of its costs to overall overhead costs or to overall indirect costs, or (b) the allocation by Bonneville pursuant to this Agreement of a portion of Bonneville's overall overhead costs and overall indirect costs to its total system operations costs, its total system maintenance costs, its total capital costs or its total indirect and overhead power scheduling costs; provided, however, that nothing in this paragraph (5) shall be deemed to prevent or restrict the Committee from arbitrating pursuant to this subsection 13(i) the level (rather than the allocation) of any of Bonneville's Exhibit I, Schedule A, line 9 total system operations indirect costs and line 11 total system operations overhead costs; Bonneville's Exhibit I, Schedule B, line 11 total system maintenance indirect costs and line 13 total system maintenance overhead costs; Bonneville's total capital costs; Bonneville's Exhibit I, Schedule F, line 6 total indirect contracts and rates costs and Bonneville's Exhibit I, Schedule F, line 7 total overhead contracts and rates costs; or Bonneville's Exhibit I, Schedule G, line 6 total indirect power scheduling costs and Bonneville's Exhibit I, Schedule G, line 7 total overhead power scheduling costs;

          (6) the Committee may not arbitrate any recommendation, or any portion thereof, regarding any amendment to an Operating Plan made pursuant to sections 9(b)(2)(A)(iv) and 9(b)(2)(B)(ii), or subsection 14(j), 16(e), or paragraph 16(f)(2);

          (7) the Committee may not arbitrate any such recommendation, or portion thereof, to the extent that in doing so the arbitrators would be required to decide a matter of law in order to render a decision pursuant to subsection 14(h). If, subsequent to the Effective Date, Bonneville is given legal authority to submit to binding arbitration matters of law, Bonneville shall enter into good faith negotiations with Puget and Capacity Owners other than Puget regarding a revision to this paragraph 13(i)(7) enabling arbitration of matters of law pursuant to this subsection 13(i) consistent with such legal authority; and

          (8) the Committee may not arbitrate any recommendation, or portion thereof, regarding an allocation of a Reinforcement Cost to the extent prohibited by subsection 7(d).

          In arbitrating any recommendation, or portion thereof, pursuant to this subsection 13(i), the Committee may raise in support of such recommendation arguments regarding whether any forecast or actual cost should be based upon activities different in degree, but not in kind, from the activities upon which such forecast or actual cost in the Operating Plan is based.

     (j) Each Operating Plan provided pursuant to subsection 13(b) which has completed the Committee review process set forth in subsections 13(d) through 13(g) shall take effect on the first day of the fiscal year to which such Operating Plan pertains and shall remain in effect for the duration of such fiscal year.

     (k) At any time during the fiscal year in which an Operating Plan is in effect, or within 8 months after the end of such fiscal year, Bonneville may amend such Operating Plan, pursuant to subsections 13(l) through 13(n), to reflect a different forecast or actual Operations Cost, Maintenance Cost, General Plant Cost, Other Cost, Contracts and Rates Cost, Power Scheduling Cost, or End of Term Cost in such Operating Plan. At any time during the fiscal year an Operating Plan is in effect, or within 30 months after a work order for a Replacement or Reinforcement is closed, Bonneville may amend such Operating Plan, pursuant to subsections 13(l) through 13(n), to reflect a different forecast cost or actual cost component for such Replacement or Reinforcement.

     (l) Any amendment made to any Operating Plan pursuant to subsection 13(k) shall be provided by delivery of a copy in writing of such amendment by Bonneville to each Capacity Owner that has appointed a representative to the Committee.

     (m) Consideration of amendments to the Operating Plan pursuant to subsection 13(l) shall be consistent with the procedures set forth above in subsections 13(c) through 13(k), except that the time limits set forth in such subsections shall be reduced as follows:
          15 days shall be 7 days, 20 days shall be 10 days, 30 days shall be 15 days, and 50 days shall be 25 days. For purposes of computing the time limits in this subsection 13(m), the date Bonneville provides the Capacity Owners with a proposed amendment, pursuant to subsection 13(k), shall be deemed to be the date the annual meeting was convened for purposes of paragraph 13(d)(1) and subsection 13(e).

     (n) Without limiting any of Puget's rights and benefits pursuant to subsection 13(i) and sections 14 and 15, any Operating Plan amended pursuant to section 9(b)(2)(A)(v) or 9(b)(2)(B)(iii), or subsection 13(k) shall take effect when such amendment is accepted by the Committee pursuant to subsection 13(e) or 13(h). Any Operating Plan amended pursuant to section 9(b)(2)(A)(iii), 9(b)(2)(A)(iv), 9(b)(2)(B)(i), or 9(b)(2)(B)(ii), or subsection
          14(j), 16(e), or paragraph 16(f)(2) shall take effect as soon as such amendment is delivered by Bonneville to each Capacity Owner that has appointed a representative to the Committee.

     (o) An Operating Plan shall, during the fiscal year in which such Operating Plan is in effect, establish the costs which Puget is obligated to pay pursuant to the terms and conditions of this

          Agreement. In no event shall such Operating Plan, or any portion thereof, contain or constitute an obligation of Bonneville to undertake, or to expend funds on, activities described or indicated in such Operating Plan.

14.  ARBITRATION

     (a) During any arbitration process conducted pursuant to this section 14, Puget shall act through the Committee. Each of Bonneville and Puget agrees to be bound by any decision rendered by the arbitrators in any arbitration brought pursuant to subsection 13(i) and this section 14.

     (b) The Committee may initiate arbitration pursuant to subsection 13(i) by taking the following actions:

          (1) an affirmative vote to initiate arbitration by at least the respective representatives of all of the Capacity Owners that have appointed representatives to the Committee, less one; and

          (2)  either of the following:

               (a) giving written notice to Bonneville of the Committee's decision to initiate arbitration pursuant to subsection 13(i) within the applicable time period established in subsection 13(h); or

               (b) giving written notice to Bonneville of the Committee's decision to initiate arbitration within 20 days after the date on which Bonneville notifies in writing each Capacity Owner that has appointed a representative to the Committee of Bonneville's disagreement with any exception pursuant to subsection 16(f).

          The notice referred to in this subsection 14(b) shall set forth in detail the matter or matters to be arbitrated and the name, street address and telephone number of the arbitrator appointed by the Committee.

     (c) Bonneville shall, within 10 Working Days after receipt of the notice by the Committee referred to in subsection 14(b), appoint a second arbitrator and provide by written notice to each Capacity Owner that has appointed a representative to the Committee the name, street address and telephone number of the arbitrator appointed by Bonneville. The two arbitrators appointed by the Committee and by Bonneville, respectively, shall appoint a third arbitrator within 15 days after the date of the appointment of an arbitrator by Bonneville.

          (1) If the arbitrators appointed by the Committee and by Bonneville, respectively, fail to appoint a third arbitrator within 15 days after the date of the appointment of an arbitrator by Bonneville, then within 30 days after the date of the appointment of an arbitrator by Bonneville, the Committee may apply to the Chief Judge of the United States District Court for the District of Oregon for appointment of a third arbitrator.

          (2) If Bonneville fails to appoint an arbitrator within 15 days after receipt of the notice by the Committee referred to in subsection 14(b), then within 30 days after the date of such notice, the Committee may apply to the Chief Judge of the United States District Court for the District of Oregon for appointment of two arbitrators.

          (3) If, pursuant to either paragraph 14(c)(1) or 14(c)(2), the Committee applies to the Chief Judge of the United States District Court for the District of Oregon for appointment of one or more arbitrators, then the Committee shall give Bonneville written notice of such application within 5 days after the date of filing such application.

     (d) The three arbitrators appointed pursuant to subsections 14(b) and 14(c) shall select by a majority vote an alternative pursuant to subsection 14(g).

     (e) Within 10 days after the appointment of a third arbitrator pursuant to subsection 14(c), the arbitrators shall establish a schedule for submission of written positions by Bonneville and Puget, respectively. The arbitrators must establish a schedule for such submissions pursuant to this subsection 14(e) that will allow the arbitration to be concluded, and the decision of the arbitrators rendered pursuant to subsection 14(g), within 120 days following the date of the appointment of the third arbitrator. A copy of any submission by the Committee to the arbitrators pursuant to this section 14 shall be simultaneously served by the Committee on Bonneville, and a copy of any submission by Bonneville to the arbitrators pursuant to this section 14 shall be simultaneously served by Bonneville on each Capacity Owner that has appointed a representative to the Committee. The Committee shall state, in a letter to the arbitrators, as its proposed alternative to each Bonneville proposal in dispute, the recommendation proposed by the Committee pursuant to subsection 13(g) and rejected in whole or in part by Bonneville pursuant to subsection 13(g). Bonneville shall state its position and proposed resolution of the dispute in a letter to the arbitrators. If Bonneville made a proposal in response to such recommendation of the Committee pursuant to subsection 13(g), then such position and proposed resolution shall set forth such proposal, or if Bonneville made no such proposal, then such position and proposed resolution shall set forth the relevant portion of the Operating Plan. If, however, the arbitration concerns an exception pursuant to paragraph 16(f)(3), then the positions and proposed resolutions of Bonneville and the Committee shall be as established pursuant to such subsection. The Committee may then submit a response to Bonneville's letter, and Bonneville may thereafter submit a reply to the Committee's response. Bonneville and the Committee shall have an equal number of days to prepare and serve their replies.

     (f) No submission by either the Committee or Bonneville to the arbitrators pursuant to subsection 14(e) shall be more than 50 pages in length (not including exhibits). If requested in writing by either the

          Committee or Bonneville, and for good cause shown, the arbitrators may permit any submission by such Party to exceed 50 pages.

     (g) The arbitrators shall select, as between the Committee's recommendation pursuant to subsection 13(e), on the one hand, and the portion of Bonneville's proposed Operating Plan to which the Committee's recommendation pertains or Bonneville's proposal pursuant to subsection 13(g) not accepted by the Committee, on the other, the alternative which

          (1)  is consistent with the provisions of this Agreement and

          (2) (A) in conformity with the generally accepted practices, methods, and acts in the electrical utility industry in the Western Systems Coordinating Council area prior thereto, would better achieve the desired result consistent with safety, reliability, and cost-benefit or (B) if there are no such generally accepted practices, methods, and acts in the electrical utility industry in the Western Systems Coordinating Council area, would, in the exercise of reasonable judgment in light of the facts known at the time the decision is made, be reasonably expected to better achieve the desired result consistent with safety, reliability, and cost-benefit.

     (h) In applying the standards set forth in subsection 14(g), the arbitrators shall take into consideration, among other things (a) that Bonneville and Puget each have responsibilities for service to customers within and without the Pacific Northwest region in accordance with applicable law, (b) that Bonneville and others jointly own the PNW AC Intertie and Bonneville owes contractual obligations to those parties regarding the PNW AC Intertie, (c) that Bonneville must operate, as a practical matter, the PNW AC Intertie in coordination with the operation of the interconnected intertie facilities in California, and (d) that the PNW AC Intertie is a major import-export facility important to the service of loads in and out of the region.

     (i) In any arbitration pursuant to this section 14, the arbitrators shall choose, pursuant to subsection 14(g), only between the alternatives proposed by Bonneville and the Committee and shall have no authority to resolve such arbitration other than by selecting an alternative proposed by either Bonneville or the Committee.

     (j) Upon selection by the arbitrators of an alternative pursuant to subsection 14(g), then Bonneville shall amend the Operating Plan to cause it to conform to the decision of the arbitrators.

     (k) If the arbitrators have not made a selection of an alternative pursuant to subsection 14(i) before the date on which the Operating Plan becomes effective pursuant to subsection 13(j), then Puget shall make payments of annual charges pursuant to such Operating Plan. If the arbitrators subsequently select the Committee's alternative, then Bonneville shall, subsequent to amending such Operating Plan pursuant to subsection 14(j), refund to or bill Puget its pro rata share of the amount of the incremental difference between the costs set forth in such Operating Plan as amended pursuant to subsection 14(j) and 105 percent of the costs set forth in such Operating Plan, prior to its amendment pursuant to subsection 14(j), to the extent that such costs were incurred during the period from the first day of effectiveness of such Operating Plan pursuant to subsection 13(j) to the date of the arbitrators' decision, such refund to be made pursuant to subsection 9(f) and such payment to be made pursuant to subsection 9(b).

     (l) Bonneville shall be responsible to pay a fraction of the costs for the services and expenses of the arbitrators pursuant to this section 14 equal to 1 (n + 1), where "n" equals the number of Capacity Owners. The Committee shall be responsible to pay the balance of the costs for the services and expenses of the arbitrators. Each of Bonneville and the Committee shall pay its own expenses related to the arbitration proceeding including, without limitation, attorney fees, costs incurred in development and preparation of documents, staff costs, and compensation for consultants.

     (m) Any judgment rendered by a court of competent jurisdiction upon an award made by the arbitrators pursuant to this section 14 may be entered in any court having jurisdiction thereof.

15.  NONBINDING ARBITRATION

     (a) The Initiating Party (as defined in paragraph 15(e)(1)) may, subject to the immediately succeeding sentence, elect by written notice to Responding Party (as defined in paragraph 15(e)(1)) to refer to nonbinding arbitration pursuant to the other provisions of this section 15 the following: (i) if the Initiating Party is the Committee, any recommendation by the Committee, or any portion thereof, concerning any forecast cost or actual cost set forth in any Operating Plan or in any amendment to an Operating Plan pursuant to Exhibit I, Schedule A, lines 9 and 11; Exhibit I, Schedule B, lines 11 and 13; Exhibit I, Schedule D, lines 1 and 2;
          Exhibit I, Schedule F, lines 6 and 7; and Exhibit I, Schedule G, lines 6 and 7 and (ii) any other issue, dispute, or controversy regarding the Parties' respective rights and obligations pursuant to this Agreement. The Initiating Party's right pursuant to this subsection 15(a) to arbitrate any recommendation or any issue, dispute or controversy shall be subject to the following limitations:

          (1) the Initiating Party may not arbitrate pursuant to this subsection 15(a): (A) any recommendation with respect to an Operating Plan or any amendment to an Operating Plan or
               (B) any issue, dispute, or controversy, which recommendation, issue, dispute or controversy may be arbitrated pursuant to subsection 13(i) or 16(f);

          (2) the Initiating Party may not arbitrate pursuant to this subsection 15(a) any recommendation not permitted to be arbitrated pursuant to paragraphs 13(i)(1), 13(i)(3), 13(i)(4), and 13(i)(8);

          (3) the Initiating Party may not arbitrate pursuant to this subsection 15(a) any recommendation, issue, dispute, or controversy concerning a loss factor or revision to a loss factor set forth in Exhibit E, Part A or Part B pursuant to this Agreement;

          (4) the Committee may not (but the Puget or Bonneville may) arbitrate pursuant to this subsection 15(a) any recommendation, issue, dispute, or controversy concerning any right or obligation of Puget pursuant to this Agreement that is not a right or obligation, as the case may be, of each other Capacity Owner under its respective Capacity Ownership Agreement; or

          (5) if the sum of the actual Operations Costs, actual Maintenance Costs, General Plant Costs, actual Other Costs, actual Contracts and Rates Costs, actual Power Scheduling Costs and actual End of Term Costs in any Operating Plan exceeds 105 percent of the sum of the forecast Operating Costs, forecast Maintenance Costs, General Plant Costs, forecast Other Costs, forecast Contracts and Rates Costs, forecast Power Scheduling Costs and forecast End of Term Costs set forth in such Operating Plan, the Committee may arbitrate pursuant to this subsection 15(a) any recommendation, or portion thereof, concerning any actual cost for any activity or project set forth in any Operating Plan or in any amendment to an Operating Plan pursuant to Exhibit I, Schedule A, lines 9 and 11; Exhibit I, Schedule B, lines 11 and 13; Exhibit I, Schedule D, lines 1 and 2; Exhibit I, Schedule F, lines 6 and 7; and Exhibit I, Schedule G, lines 6 and 7 only to the extent that such actual cost exceeds 105 percent of the forecast for such activity or such project; provided, however, that, without limiting any of Puget's rights and benefits pursuant to section 16(f), no Initiating Party may arbitrate pursuant to this subsection 15(a) any recommendation, or portion thereof, concerning any actual cost for any activity or project set forth in any Operating Plan or in any amendment to an Operating Plan pursuant to
               Exhibit I, Schedule A, lines 9 and 11; Exhibit I, Schedule B, lines 11 and 13; Exhibit I, Schedule D, lines 1 and 2;
               Exhibit I, Schedule F, lines 6 and 7; and Exhibit I, Schedule G, lines 6 and 7 if such actual cost is less than 105 percent of the forecast for such activity or such project; and

          (6) the Initiating Party may not arbitrate pursuant to this subsection 15(a) any issue, dispute, or controversy (A) concerning matters of ratemaking (for purposes of this subsection 15(a), the term "ratemaking" shall mean the determination of matters appropriately determined pursuant to section 7(i) of the Regional Act, including (i) Bonneville's revenue requirements (including without limitation Bonneville's depreciation and repayment standards and planned net revenues for risk, but excluding program level issues determined in the Federal budget process), (ii) Bonneville's cost of service analysis (including functionalization, segmentation, and allocation of costs contained in such analysis, but excluding any allocation of costs contemplated in Exhibit I), (iii) Bonneville's rate design, and (iv) any related environmental analysis of proposed rates; (B) concerning a final action of Bonneville, which final action is not itself performance of any obligation of Bonneville or Bonneville's Administrator under this Agreement; or (C) concerning, or requiring the decision of, a matter not arising under this Agreement or the other Capacity Ownership Agreements.

     (b) Except as otherwise provided in paragraph 15(a)(4), all arbitrations pursuant to this section 15 shall be between Bonneville and the Committee.

     (c) A copy of any submission (including, without limitation, any statement of position or any brief) by the Initiating Party or the Responding Party to the arbitrators pursuant to this section 15 shall be simultaneously served by such party on the Responding Party or Initiating Party, respectively. No submission by either the Initiating

          Party or the Responding Party to the arbitrators shall be more than 50 pages in length (not including exhibits). If requested in writing by either the Initiating Party or the Responding Party, and for good cause shown, the arbitrators may permit any submission by such party to exceed 50 pages.

     (d) With respect to any arbitration pursuant to this section 15 of any forecast cost or actual cost set forth in any Operating Plan or in any amendment to an Operating Plan pursuant to Exhibit I, Schedule A, lines 9 and 11; Exhibit I, Schedule B, lines 11 and 13; Exhibit I, Schedule D, lines 1 and 2; Exhibit I, Schedule F, lines 6 and 7; and Exhibit I, Schedule G, lines 6 and 7, the following shall apply:

          (1) Only the Committee may initiate arbitration with respect to any forecast cost or actual cost set forth in any Operating Plan or in any amendment to an Operating Plan pursuant to
               Exhibit I, Schedule A, lines 9 and 11; Exhibit I, Schedule B, lines 11 and 13; Exhibit I, Schedule D, lines 1 and 2;
               Exhibit I, Schedule F, lines 6 and 7; and Exhibit I, Schedule G, lines 6 and 7. The Committee may initiate nonbinding arbitration pursuant to this section 15 by taking the following actions:

               (A) an affirmative vote to initiate arbitration pursuant to this section 15 by the respective representatives of all of the Capacity Owners that have appointed representatives to the Committee, less one; and

               (B)  either of the following:

                       (i) giving written notice to Bonneville of the
                          Committee's decision to initiate arbitration pursuant to this section 15 within the applicable time period set forth in subsection 13(h); or

                      (ii) giving written notice to Bonneville of the
                          Committee's decision to initiate arbitration
                           within 20 days after the date on which Bonneville
                          notifies in writing each Capacity Owner that has appointed a representative to the Committee of Bonneville's disagreement with any exception pursuant to subsection 16(f).

                    The notice referred to in this subparagraph 15(d)(1)(B) shall (x) indicate that such vote has been taken and (y) set forth in detail the matters to be arbitrated and the name, street address and telephone number of the arbitrator appointed by the Committee.

          (2) The respective rights and obligations of the Committee and of Bonneville with respect to arbitration pursuant to this subsection 15(d), unless otherwise provided in this subsection 15(d), shall be as set forth in subsections 14(d) through 14(l).

     (e) With respect to any arbitration pursuant to this section 15 of any issue, dispute, or controversy other than with respect to any forecast cost or actual cost set forth in any Operating Plan or in any amendment to an Operating Plan pursuant to Exhibit I, Schedule A, lines 9 and 11; Exhibit I, Schedule B, lines 11 and 13; Exhibit I, Schedule D, lines 1 and 2; Exhibit I, Schedule F, lines 6 and 7; and Exhibit I, Schedule G, lines 6 and 7, the following shall apply:

          (1) The party (which term, for purposes of this subsection 15(e), shall refer to Bonneville, on the one hand, and to the Committee or Puget, on the other) initiating arbitration (Initiating Party) shall initiate arbitration pursuant to this section 15 by serving written notice on the other party (Responding Party) of its initiation of arbitration. If the Committee is the party initiating arbitration, the Committee, in addition to serving such notice, shall initiate such arbitration by an affirmative vote to do so of at least the respective representatives of all of the Capacity Owners that have appointed representatives to the Committee, less one.

               The Committee shall indicate that such vote has been taken in such notice to Bonneville. Any such notice by an Initiating Party shall set forth in detail the following: (A) the issue, dispute, or controversy to be arbitrated and the Initiating Party's position regarding such issue, dispute, or controversy; (B) the relief sought by the Initiating Party; and (C) the name, street address, and telephone number of the arbitrator appointed by the Initiating Party. The Responding Party shall, within 15 days after receipt of the notice by the Initiating Party referred to in this subsection 15(e), appoint a second arbitrator and provide written notice to the Initiating Party and to the arbitrator appointed by the Initiating Party of the name, street address and telephone number of the arbitrator appointed by the Responding Party. The arbitrators appointed by the Initiating Party and by Bonneville, respectively, shall appoint a third arbitrator within 15 days after the date of the appointment of an arbitrator by the Responding Party.

               (A) If the arbitrators appointed by the Initiating Party and by the Responding Party, respectively, fail to appoint a third arbitrator within 15 days after the date of the appointment of an arbitrator by the Responding Party, then within 30 days after the date of the appointment of an arbitrator by the Responding Party the Initiating Party may apply to the Chief Judge of the United States District Court for the District of Oregon for appointment of a third arbitrator.

               (B) If the Responding Party fails to appoint an arbitrator within 15 days after receipt of the notice by the Initiating Party referred to in paragraph 15(e)(1), then within 30 days after the date of such notice the Initiating Party may apply to the Chief Judge of the United States District Court for the District of Oregon for appointment of two arbitrators.

               (C) If, pursuant to either subparagraph 15(e)(1)(A) or 15(e)(1)(B), the Initiating Party applies to the Chief Judge of the United States District Court for the District of Oregon for appointment of one or more arbitrators, then the Initiating Party shall give the Responding Party written notice of such application within one day after the date of filing such application.

          (2) The three arbitrators appointed pursuant to paragraph 15(e)(1) shall decide any issue, dispute, or controversy by majority vote.

          (3) Within 20 days after the appointment of a third arbitrator pursuant to paragraph 15(e)(1) with respect to any arbitration pursuant to this subsection 15(e), the arbitrators shall establish a schedule for the completion of such arbitration. The first day pursuant to such schedule shall be hereafter referred to in this subsection 15(e) as the "Arbitration Commencement Date."

          (4) No later than 15 days after the Arbitration Commencement Date, the Initiating Party may make a single request in writing to the Responding Party for documentation, data, and information relevant to or reasonably necessary to support the Initiating Party's position communicated to the Responding Party pursuant to paragraph 15(e)(1). Such single request may contain multiple parts. The Initiating Party shall use reasonable efforts to minimize and limit the scope and number of parts of the request for documentation, data, and information pursuant to this paragraph.

          (5) The Responding Party shall have 20 days from the date it receives the request from the Initiating Party pursuant to paragraph 15(e)(4) to provide the documentation, data, and information requested; provided, however, that the Responding Party shall be under no obligation pursuant to this paragraph 15(e)(5)(A) to create additional documentation, data, or

                                                 81
               information, (B) to provide documentation, data, or information that is not readily available to it, (C) to provide to the Committee documentation, data, or information that Bonneville has previously provided to the Initiating Party or (D) if Bonneville is the Responding Party, to provide documentation, data, or information that Bonneville would not otherwise be required to provide or that would otherwise be exempted from disclosure pursuant to the Freedom of Information Act, 5 U.S.C. section 552 (including, without limitation, the Freedom of Information Reform Act of 1986), as amended or superseded, or pursuant to any regulation and Executive Order applicable to Bonneville.

          (6) No later than 15 days after the Arbitration Commencement Date, the Responding Party may make a single request in writing to the Initiating Party for documentation, data and information relevant to Initiating Party's position communicated to the Responding Party pursuant to subsection 15(e)(4). Such single request may contain multiple parts. The Responding Party shall use reasonable efforts to minimize and limit the scope and number of parts of the request for documentation, data and information pursuant to this paragraph.

          (7) The Initiating Party shall have 20 days from the date it receives the request from the Responding Party pursuant to paragraph 15(e)(6) to provide the documentation, data and information requested; provided, however, that the Initiating Party shall be under no obligation pursuant to this paragraph 15(e)(7) (A) to create additional documentation, data, or information, (B) to provide documentation, data or information that is not readily available to it, (C) to provide to the Responding Party documentation, data, or information that the Initiating Party has previously provided to the Responding Party or (D) if Bonneville is the Initiating Party, to provide documentation, data, or information that Bonneville would not

                                        82

               otherwise be required to provide or that would otherwise be exempted from disclosure pursuant to the Freedom of Information Act, 5 U.S.C. section 552 (including, without limitation, the Freedom of Information Act of 1986), as amended or superseded, or pursuant to any regulation and Executive Order applicable to Bonneville.

          (8) For purposes of this subsection 15(e), each of the Initiating Party and the Responding Party shall cooperate and use reasonable efforts to, in a timely manner, resolve disputes regarding, and clarify requests by it for, documentation, data, and information and responses to such requests.

          (9) Within 65 days following the Arbitration Commencement Date, each of the Initiating Party and the Responding Party may state in reasonable detail its position regarding any issue, dispute or controversy to be arbitrated pursuant to this subsection 15(e) in a letter to the arbitrators and to the other party to the arbitration of such issue, dispute, or controversy Within 85 days following the Arbitration Commencement Date, each of the Initiating Party and the Responding Party may submit a letter to the arbitrators and to the other party responding to the letter that the other submitted to the arbitrators pursuant to the immediately preceding sentence.

          (10) The arbitrators shall resolve any issue, dispute, or controversy pursuant to this subsection 15(e) by deciding (taking into consideration, among other things, any letter submitted by the Initiating Party or the Responding Party with respect to such issue, dispute, or controversy) whether the position of the Initiating Party or the position of the Responding Party regarding the action taken or proposed to be taken by the Responding Party conforms more closely with the standard for such action set forth in this Agreement. The arbitrators shall have no authority to fashion a resolution of such arbitration other than pursuant to this paragraph 15(e)(10).

                                         83

     (f) Any selection by the arbitrators of an alternative pursuant to subsection 15(d) and any decision by the arbitrators pursuant to subsection 15(e) shall be reported by the Initiating Party to the Bonneville Administrator (Administrator) for review within 30 days after such selection or decision is made. The Administrator shall either accept or reject in writing such selection or decision. If the Administrator fails to either accept or reject such selection or decision, as the case may be, within 90 days after such selection or decision is made, such selection or decision, as the case may be, shall be deemed to be accepted by the Administrator.

     (g) If the Administrator accepts any selection by the arbitrators of an alternative pursuant to subsection 15(d) or any decision by the arbitrators pursuant to subsection 15(e), such selection or decision shall become binding upon Puget and Bonneville at the time of its acceptance.

     (h) The Administrator may reject any selection by the arbitrators of an alternative pursuant to subsection 15(d) or any decision by the arbitrators pursuant to subsection 15(e) only for one or more of the following reasons:

          (1) the arbitrators did not follow the arbitration procedures set forth in this section 15;

          (2) the arbitrators decided a matter that is not a matter arising under this Agreement as set forth in paragraph 15(a)(6);

          (3) the arbitrators did not completely apply the appropriate standard for arbitration pursuant to this section 15;

          (4)  the arbitrators granted relief in contravention of this
               Agreement;                  84

          (5) the arbitrators' decision is not supported by substantial, competent evidence; or

          (6) implementation of the arbitrators' decision would cause Bonneville to violate a statutory obligation of Bonneville's or would cause Bonneville to breach a contractual obligation not in contravention of this Agreement.

     (i) Bonneville shall be responsible to pay a fraction of the costs for the services and expenses of the arbitrators pursuant to this section 15 equal to 1 divided by (n + 1), where "n" equals the number of Capacity Owners. The Committee shall be responsible to pay the balance of the costs for the services and expenses of the arbitrators. Each of Bonneville and the Committee shall pay for its own expenses related to the arbitration proceeding, including, without limitation, attorney fees, costs incurred in development and preparation of documents, staff costs, and compensation for consultants.

     (j) If the Initiating Party elects to arbitrate any issue, dispute, or controversy pursuant to this section 15, the Initiating Party must initiate arbitration of such issue, dispute, or controversy within one year following the occurrence of the event giving rise to such issue, dispute, or controversy. Failure of the Initiating Party to initiate arbitration of any such issue, dispute, or controversy within such one-year period shall constitute a waiver of the Initiating Party's right to arbitrate such issue, dispute, or controversy pursuant to this section 15.

16.  AUDIT RIGHTS

     (a) The Committee shall have the right to perform an audit of Bonneville's books, records, and documents used in or relating to the determination of the Adjusted Capacity Ownership Price, or used in or relating to any billing or refund with respect to the Adjusted Capacity Ownership Price. Such audit shall be performed within 24 months

                                       85

          after the date of Bonneville's bill or refund voucher rendered by Bonneville pursuant to subparagraph 9(a)(2)(B).

     (b) The Committee shall have the right to perform an audit of Bonneville's books, records and documents used in or relating to the determination of any Revised Adjusted Capacity Ownership Price, or used in or relating to any billing or refund with respect to any Revised Adjusted Capacity Ownership Price. Such audit shall be performed within 24 months after the date of Bonneville's bill or refund voucher rendered by Bonneville pursuant to subparagraph 9(a)(3)(B).

     (c) The Committee shall have the right to audit Bonneville's books, records, and documents (i) used in or relating to the determination of any charge (including, without limitation, any MFU count made pursuant to section I.A of Exhibit I) billed to Puget pursuant to paragraph 9(b)(2) and subsection 9(c), or
          (ii) used in or relating to any billing or refund with respect to any such charge. Such audit shall be performed within 36 months after the date of Bonneville's bill or refund voucher for such charge rendered by Bonneville to Puget pursuant to paragraph 9(b)(2) or subsection 9(c), as the case may be.

     (d) Bonneville shall not be responsible to pay any of the expenses incurred by any of the Capacity Owners in performing any audit pursuant to this section 16. Bonneville shall not directly charge Puget or any Capacity Owner other than Puget for Bonneville's costs incurred by Bonneville with respect to any audit pursuant to this section 16 unless Bonneville develops a general practice of charging, through direct charges, each of its customers for such costs incurred by Bonneville in connection with audits undertaken pursuant to those customers' respective contracts with Bonneville.

     (e) After completing any audit specified above, the Committee shall promptly provide to Bonneville a written report of the results of such audit. If such audit report includes any exception taken as a result of such audit and Bonneville agrees with such exception, Bonneville

                                        86

         shall, within 30 days following Bonneville's receipt of such audit report and consistent with such audit exception,

          (1) if such exception is with respect to the Adjusted Lump Sum Payment or to any Revised Adjusted Lump Sum Payment, render to Puget a revised bill or refund voucher pursuant to paragraph 9(a)(2)(B) or 9(a)(3)(B), respectively, with respect to such Adjusted Lump Sum Payment or such Revised Adjusted Lump Sum Payment, and

          (2) if such exception is with respect to an Operating Plan, amend the Operating Plan to which such exception pertains and either (A) render to Puget a revised bill, consistent with such Operating Plan, pursuant to the applicable GTRSPs set forth in Exhibit A and to the Billing Provisions set forth in Part B of Exhibit B or (B) cause to be refunded to Puget as a lump sum payment, within 30 days after the date on which such Operating Plan is so amended, an amount consistent with such Operating Plan (multiplied by Puget's Capacity Ownership Percentage).

          The amount of any refund or bill payable pursuant to this subsection 16(e) shall be paid with interest on such amount calculated at a rate equal to the weighted average of Bonneville's then-outstanding bonds or other debt instruments from (and including) the date on which such audit report is received by Bonneville to (but excluding) the date on which such amount is refunded to Puget.

     (f) If an audit report provided to Bonneville by Puget pursuant to subsection 16(e) includes any exception taken as a result of such audit and Bonneville does not agree with such exception, then the following shall apply:

          (1) Bonneville may, within 30 days following its receipt of such audit report, propose to the Committee a resolution of any

                                            87

               inconsistency noted in any exception taken as a result of such audit;

          (2) If the Committee accepts such resolution proposed by Bonneville, then Bonneville shall, within 30 days following Bonneville's receipt of such audit report and consistent with such resolution,

               (A) if such exception is with respect to the Adjusted Lump Sum Payment or to any Revised Adjusted Lump Sum Payment, render to Puget a revised bill or refund voucher pursuant to subparagraph 9(a)(2)(B) or 9(a)(3)(B), respectively, with respect to such Adjusted Lump Sum Payment or such Revised Adjusted Lump Sum Payment, and

               (B) if such exception is with respect to an Operating Plan, amend the Operating Plan to which such exception pertains and shall either (i) render to Puget a revised bill, consistent with such Operating Plan, pursuant to the applicable GTRSPs set forth in Exhibit A and to the Billing Provisions set forth in Part B of Exhibit B or
                    (ii) cause to be refunded to Puget as a lump sum payment, within 30 days after the date on which such Operating Plan is so amended, an amount consistent with such Operating Plan (multiplied by Puget's Capacity Ownership Percentage).

               The amount of any refund or bill payable pursuant to this paragraph 16(f)(2) shall be paid with interest on such amount calculated at a rate equal to the weighted average of Bonneville's then-outstanding bonds or other debt instruments from (and including) the date on which such resolution is accepted by the Committee to (but excluding) the date on which such amount is refunded to Puget; and

                                              88

          (3) If the Committee does not accept such resolution, if any, proposed by Bonneville with respect to any such exception, or if Bonneville does not propose any such resolution, then the Committee

               (A) shall have the right to arbitrate, pursuant to section 14, any cost with respect to which such exception is taken to the extent that such cost is permitted to be arbitrated pursuant to subsection 13(i); and

               (B) shall have the right to arbitrate, pursuant to section 15, any cost with respect to which such exception is taken to the extent that such cost is permitted to be arbitrated pursuant to section 15.

          The Committee must refer to arbitration pursuant to subparagraph 16(f)(3)(A) or 16(f)(3)(B) any cost to which exception is taken as a result of any audit within eight months after the date the Committee commences such audit. Failure of the Committee to elect to so refer to arbitration any cost within such eight-month period shall be deemed to constitute waiver by the Committee of any right pursuant to this section 16 to arbitrate such cost.

     (g) Puget shall have the right to participate in any audit pursuant to this section 16 only by acting through the Committee. If Puget chooses not to participate in any audit undertaken by the Committee, then Puget shall accept the findings of the Committee with respect to such audit and any resolution by the Committee and Bonneville of any inconsistency noted in any exception taken as a result of such audit.

     (h) Any audits undertaken by the Committee shall be upon reasonable notice to Bonneville and at reasonable times and shall commence no more frequently than once in any 24 consecutive months. The audit rights provided in this section shall not be construed to permit a general audit of Bonneville's books, records, and documents. Audits shall be in conformance with generally accepted auditing standards.

                                           89

          Prior to and for the duration of any audit, Bonneville shall retain all pertinent books, records, and documents prepared in the normal course of business. After commencement of an audit pursuant to subsection 16(a), 16(b), or 16(c), the Committee may request and Bonneville shall promptly provide reasonably available supporting documentation for any cost or charge subject to audit. If the Committee fails to commence an audit pursuant to subsection 16(a), 16(b), or 16(c) within the time periods set forth in subsection 16(a), 16(b), or 16(c), such failure shall constitute waiver by Puget of any right pursuant to this section 16 to arbitrate any charge or refund billed or refunded by Bonneville.

     (i) If Puget is operating pursuant to paragraph 3(b)(1), Bonneville shall have the right, at its own expense, to review Puget's books, records, and documents that directly pertain to the revenue reportable in Puget's accounting system where revenues received for wheeling for other entities would be booked for the purpose of verifying compliance with paragraph 3(b)(1). Bonneville shall have the right to perform such audit no more frequently than once every 36 months.

17.  PROTECTED AREAS

     Puget shall not use its Scheduling Share for transmission of power on the PNW AC Intertie from new hydroelectric projects which are constructed in Columbia River Basin Protected Areas after designation thereof by Bonneville unless Puget is required by regulatory authority to purchase or provide transmission for the output of such project or unless Bonneville receives sufficient demonstration that a particular project would provide benefits to Bonneville's existing or planned fish and wildlife investments or the Pacific Northwest Electric Power and Conservation Planning Council's Fish and Wildlife Program. The Parties agree that System Sales shall not be taken into consideration in any determination of whether Puget has used its Scheduling Share for transmission of power on the PNW AC Intertie from the hydroelectric projects referred to in the immediately preceding sentence. For purposes of this section 17, "System Sale" means any sale of power or energy to Puget or by a seller of power or energy, which power or energy is not

                                     90

     resource-specific and is delivered to Puget at a point that connects one or more resources or transmission systems.

18.  ESTABLISHMENT AND MAINTENANCE OF RATES AND RELIEF FROM REGULATORY
     ACTION

     (a) Bonneville shall use good faith efforts to maintain in effect such of the following rates that has been approved by FERC on an interim or final basis, during the rate approval period established by FERC for such rate:

          (1) any rate containing the terms set forth in Exhibit B, Part A and Part B, on the Effective Date;

          (2)  the Initial Successor Rate;

          (3)  the Alternative Successor Rate; and

          (4)  the Bonneville Successor Rate.

     (b) If Bonneville's Administrator submits to FERC a rate that is different from that set forth in Exhibit B, Part A and Part B, on the Effective Date, as the first rate proposed by Bonneville (Initial Successor Rate) to replace the AC-93 rate set forth in Exhibit A or that is for a rate approval period which is less than the remainder of the Term following the expiration of the AC-93 rate, Puget may, within 90 days after Bonneville submits the Initial Successor Rate to FERC and without regard to FERC's interim or final disposition of such rate, elect by written notice to Bonneville to terminate this Agreement and shall in such notice to Bonneville elect to exercise one of the two following options:

          (1) Puget may elect to proceed pursuant to paragraphs 18(f)(1), 18(f)(2), and 18(f)(3); or

                                             91

          (2) Puget may elect to have its Initial Lump Sum Payment, Adjusted Lump Sum Payment, or any Revised Adjusted Lump Sum Payment, whichever has been most recently paid by Puget to Bonneville pursuant to subsection 9(a), refunded by Bonneville subject to the following terms and conditions:

               (A) This Agreement shall terminate upon the date Bonneville receives Puget's notification to terminate this Agreement pursuant to this subsection 18(b) except for those rights and obligations set forth in this paragraph 18(b)(2).

               (B) Bonneville shall refund within the next three succeeding rate periods but, in any event, within 8 years after Puget has made its election for such refund (such period to begin no later than the 25th month after Bonneville's receipt of Puget's notification to terminate this Agreement and to end on the 96th month after Bonneville's receipt of such notification) in equal monthly amounts an amount equal to the "Refunded Lump Sum Payment" calculated as follows:

                    A-((B/540)XA)+ I = Refunded Lump Sum Payment

                    where:

                    A  =  The Initial Lump Sum Payment, Adjusted Lump Sum
                          Payment, or any Revised Adjusted Lump Sum Payment, whichever has been most recently paid by Puget to Bonneville pursuant to subsection 9(a).

                    B  =  The number of months between the Effective Date
                          and the termination date of this Agreement pursuant to this subsection 18(b).

                                                    92

                    540 = 12 months X 45-year period over which Bonneville
                          will amortize the Initial Lump Sum Payment,
                          Adjusted Lump Sum Payment, or such Revised
                          Adjusted Lump Sum Payment, as the case may be.

                    I  =  Interest on A-((B/540)XA), accruing from (and
                          including) the date of Bonneville's receipt of Puget's Initial Lump Sum Payment to (but excluding) the date on which Bonneville receives Puget' notification to terminate this Agreement pursuant to this subsection 18(a), at the 5-year Treasury note rate in effect on the date on which Bonneville receives Puget's Initial Lump Sum Payment.

               (C) Bonneville shall, subject to the immediately succeeding sentence, pay interest on the Refunded Lump Sum Payment at a rate equal to Bonneville's weighted average interest rate on Bonneville's then-outstanding bonds and on Bonneville's then-outstanding debt instruments. Such interest payable pursuant to this subparagraph 18(b)(2)(C) shall be paid by Bonneville on the amount of each monthly amount of the Refunded Lump Sum Payment payable by Bonneville pursuant to subparagraph 18(b)(2)(B).

               (D) Bonneville shall refund the Refunded Lump Sum Payment pursuant to paragraph 9(f)(4).

               (E) At any time during the repayment period referenced in subparagraph 18(b)(2)(B), Bonneville may accelerate payment to Puget of the amount of the Refunded Lump Sum Payment.

               If Puget elects to proceed under this paragraph 18(b)(2), Bonneville shall not develop a rate or charge that would

                                              93

               inequitably allocate to Puget and Capacity Owners other than Puget, or to any of them, the cost to Bonneville of the Refunded Lump Sum Payment; provided, however, that such allocation shall not be deemed to be inequitable solely because it causes the recovery of a portion of the cost to Bonneville of the Refunded Lump Sum Payment from Puget or any Capacity Owner other than Puget.

     (c) If FERC approves the Initial Successor Rate, the Alternative Successor Rate (as defined in subsection 18(d)), or the Bonneville Successor Rate (as defined in subsection 18(d)) for a term less than the remainder of the Term following the expiration of the AC-93 rate, and if Bonneville's Administrator thereafter submits to FERC a rate (Replacement Rate) that is different from the Initial Successor Rate, the Alternative Successor Rate or the Bonneville Successor Rate (whichever had been approved by FERC on an interim or final basis) or that is for a rate approval period which is less than the remainder of the Term following the expiration of the Initial Successor Rate, the Alternative Successor Rate or the Bonneville Successor Rate (whichever had been approved by FERC on an interim or final basis), Puget may, within 90 days after Bonneville submits such rate to FERC and without regard to FERC's interim or final disposition of such rate, elect by written notice to Bonneville to terminate this Agreement and shall in such notice to Bonneville elect to exercise one of the two following options:

          (1) Puget may elect to proceed pursuant to paragraphs 18(f)(1), 18(f)(2), and 18(f)(3); or

          (2) Puget may elect to have its Initial Lump Sum Payment, Adjusted Lump Sum Payment, or any Revised Adjusted Lump Sum Payment, whichever has been most recently paid by Puget to Bonneville pursuant to subsection 9(a), refunded by Bonneville subject to the following terms and conditions:

                                       94

               (A) This Agreement shall terminate upon the date Bonneville receives Puget's notification to terminate this Agreement pursuant to this subsection 18(c) except for those rights and obligations set forth in this paragraph 18(c)(2).

               (B) Bonneville shall refund within the next three succeeding rate periods but, in any event, within 8 years after Puget has made its election for such refund (such period to begin no later than the 25th month after Bonneville's receipt of Puget's notification to terminate this Agreement and to end on the 96th month after Bonneville's receipt of such notification) in equal monthly amounts an amount equal to the "Refunded Lump Sum Payment" calculated as follows:

                    A-((B/540)XA)+ R = Refunded Lump Sum Payment

                    where:

                    A  =  The Initial Lump Sum Payment, Adjusted Lump Sum
                          Payment, or any Revised Adjusted Lump Sum Payment, whichever has been most recently paid by Puget to Bonneville pursuant to subsection 9(a).

                    B  =  The number of months between the Effective Date
                          and the termination date of this Agreement.

                    540 = 12 months X 45-year period over which Bonneville
                          will amortize the Initial Lump Sum Payment,
                          Adjusted Lump Sum Payment, or such Revised
                          Adjusted Lump Sum Payment, as the case may be.

                    R  =  2.5 times the amount paid pursuant to
                          subparagraphs 9(b)(2)(A) and 9(b)(2)(B) for the

                                                   95

                          immediately preceding fiscal year times the ratio of (a) the amount forecast to be paid pursuant to subparagraphs 9(b)(2)(A) and 9(b)(2)(B) for the first fiscal year during the proposed rate approval period pursuant to the rate submitted by Bonneville to FERC to replace the immediately preceding annual costs rate over (b) the amount forecast to be paid pursuant to subparagraphs 9(b)(2)(A) and 9(b)(2)(B) for the same fiscal year were the immediately preceding annual costs rate to remain in effect; provided, however, that the ratio of (a) over (b) shall in no event be less than one for purposes of this subsection.

               (C) Bonneville shall, subject to the immediately succeeding sentence, pay interest on the Refunded Lump Sum Payment at a rate equal to Bonneville's weighted average interest rate on Bonneville's then-outstanding bonds and on Bonneville's then-outstanding debt instruments. Such interest payable pursuant to this subparagraph 18(c)(2)(C) shall be paid by Bonneville on the amount of each monthly amount of the Refunded Lump Sum Payment payable by Bonneville pursuant to subparagraph 18(c)(2)(B).

               (D) Bonneville shall refund the Refunded Lump Sum Payment pursuant to paragraph 9(f)(4).

               (E) At any time during the repayment period referenced in subparagraph 18(c)(2)(B), Bonneville may accelerate payment to Puget of the amount of Refunded Lump Sum Payment.

               If Puget elects to proceed under this paragraph 18(c)(2), Bonneville shall not develop a special rate or charge that would inequitably allocate to Puget and Capacity Owners other than

                                          96

               Puget, or to any of them, the cost to Bonneville of the Refunded Lump Sum Payment; provided, however, that such allocation shall not be deemed to be inequitable solely because it causes the recovery of a portion of the cost to Bonneville of the Refunded Lump Sum Payment from Puget or any Capacity Owner other than Puget.

          The terms of this subsection 18(c) shall be effective through December 31, 2040.

     (d) If (i) FERC remands or approves a rate which materially differs from the rate schedule and Billing Provisions set forth in Exhibit B, Part A and Part B, on the Effective Date, or (ii) FERC grants final approval to a rate containing the terms set forth in Exhibit B, Part A and Part B, on the Effective Date, or to the Initial Successor Rate for a rate approval period of less than the remainder of the Term following the expiration of the AC-93 rate, or (iii) FERC remands or disapproves the Initial Successor Rate, then in any such event Bonneville, Puget, and Capacity Owners other than Puget shall use good faith efforts to develop an alternative successor rate (Alternative Successor Rate) which would place Puget in substantially the same position with respect to Puget's rights and obligations under this Agreement as if the rate schedule and Billing Provisions set forth in Exhibit B, Part A and Part B, on the Effective Date, had been approved by FERC for the remainder of the Term following the expiration of the AC-93 rate. Bonneville, Puget, and Capacity Owners other than Puget shall use good faith efforts to reach agreement on an Alternative Successor Rate within 6 months after the date of the FERC order regarding the Initial Successor Rate contemplated in this subsection 18(d) or within the time period established in such FERC order, whichever is earlier.

          (1) If Bonneville, Puget, and Capacity Owners other than Puget reach such an agreement regarding an Alternative Successor Rate within the applicable time period referred to in the immediately preceding sentence, then Bonneville shall, subject

                                        97

           to section 7(i) of the Regional Act, submit such Alternative
               Successor Rate to FERC for approval and confirmation.

          (2) If Bonneville, Puget, and Capacity Owners other than Puget do not reach such an agreement regarding an Alternative Successor Rate within the applicable time period referred to in the immediately preceding sentence, Bonneville shall develop a rate, which, among other things, in Bonneville's judgment, protects the rights and obligations of Puget and Capacity Owners other than Puget and, subject to section 7(i) of the Regional Act, shall submit such rate (Bonneville Successor Rate) to FERC for approval and confirmation.

          Nothing in this subsection 18(d) shall limit or otherwise affect any provisions of subsection 18(b) or 18(c).

     (e) If Bonneville, Puget, and Capacity Owners other than Puget are unable to agree upon an Alternative Successor Rate pursuant to subsection 18(d), or if FERC approves the Alternative Successor Rate for a period of less than 15 years or with terms and conditions that differ from the terms and conditions of the Alternative Successor Rate, or if FERC remands the Alternative Successor Rate, or if FERC approves the Bonneville Successor Rate, Puget may elect, within 6 months of any of the foregoing events, to terminate this Agreement and execute a long-term contract with Bonneville for firm wheeling on the PNW-PSW Intertie for a term not less than the remaining term of the agreement(s) specified in Exhibit J for wheeling of an amount of power on the PNW-PSW Intertie up to Puget's Capacity Ownership Share, pursuant to subsection 18(f).

     (f) Should Puget elect to proceed pursuant to paragraph 18(b)(1) or 18(c)(1) or subsection 18(e), the Parties shall take the following steps:

          (1) Puget shall provide Bonneville with written notification of its election to terminate this Agreement and with a written request for a long-term contract for firm wheeling on the PNW-PSW

                                          98

               Intertie for a period not less than the remaining term of the agreement(s) specified in Exhibit J for wheeling of an amount of power on the PNW-PSW Intertie up to Puget's Capacity Ownership Share.

          (2) As soon as practicable after receipt by Bonneville of the written notice sent pursuant to paragraph 18(f)(1), Bonneville shall offer to Puget a long-term contract for firm wheeling on the PNW-PSW Intertie of an amount of power equal to the amount of power specified in Puget's written request pursuant to paragraph 18(f)(1), such offered contract to contain other terms and conditions substantially similar to those then being offered by Bonneville to its other firm wheeling customers for transactions on the PNW-PSW Intertie.

          The termination date of this Agreement shall be the same date as the effective date of the long-term contract for firm wheeling referred to in this paragraph 18(f)(2), and such date shall in any event be no more than 6 months after Bonneville's receipt of Puget's notification pursuant to paragraph 18(f)(1).

          (3) The long-term contract for firm wheeling offered to Puget pursuant to paragraph 18(f)(2) shall also contain provisions which:

               (A) Require Bonneville to credit or pay (any such payment to be made pursuant to paragraph 9(f)(4)), in equal monthly amounts during the term of such long-term contract for firm wheeling, against the amount payable by Puget to Bonneville pursuant to such long-term wheeling agreement an amount equal to the "Credited Lump Sum Payment" calculated as follows:

                    A-((B/540)XA)= credited Lump Sum Payment

                    where:

                                             99

                    A  =  The Initial Lump Sum Payment, Adjusted Lump Sum
                          Payment, or any Revised Adjusted Lump Sum Payment, whichever has been most recently paid by Puget to Bonneville pursuant to subsection 9(a).

                    B  =  The number of months between the Effective Date
                          and the termination date of this Agreement pursuant to this subsection 18(e).

                    540 = 12 months X 45-year period over which Bonneville
                          will amortize the Initial Lump Sum Payment,
                          Adjusted Lump Sum Payment, or such Revised
                          Adjusted Lump Sum Payment, as the case may be.

               (B) Require Bonneville, subject to the immediately succeeding sentence, to credit or pay interest on the Credited Lump Sum Payment at a rate equal to Bonneville's weighted average interest rate on Bonneville's then-outstanding bonds and on Bonneville's then-outstanding debt instruments. Such interest to be credited or paid pursuant to this provision shall be credited or paid by Bonneville on the amount of each monthly amount of the Credited Lump Sum Payment to be credited or paid by Bonneville pursuant to the provision set forth in subparagraph 18(f)(3)(A).

               (C) Permit Bonneville to accelerate payment to Puget of the amount of Credited Lump Sum Payment which remains uncredited at any time during the term of such long-term contract for firm wheeling.

     (g) Puget's right to terminate this Agreement pursuant to subsections 18(d) through 18(f) is a one-time only right that must be exercised after FERC action pursuant to subsection 18(d). If Puget fails to

                                     100

          terminate the Agreement pursuant to subsection 18(e) as prescribed therein as a result of FERC action, Puget shall have no future rights to terminate the Agreement under this section 18 as a result of FERC action.

     (h) Bonneville shall use best efforts to establish and maintain in effect the AC-93 rate, set forth in Exhibit A, during the remainder of the Term, but only until the annual costs rate set forth in Exhibit B, or other rate submitted to FERC, pursuant to subsections 18(b) through 18(d), that is confirmed and approved by FERC on an interim or final basis, becomes effective. If FERC does not confirm and approve on a final basis the AC-93 rate for a rate approval period of sufficient duration so that the AC-93 rate is effective until the annual costs rate set forth in Exhibit B, or such other rate, becomes effective, then upon expiration of the rate approval period of such AC-93 rate, Bonneville shall submit to FERC a rate based on the methodology used to determine the AC-93 rate (revised AC-93 rate) and shall use best efforts to obtain a rate approval period for the revised AC-93 rate of sufficient duration so that the revised AC-93 rate is effective until the annual costs rate set forth in Exhibit B, or other rate submitted to FERC, pursuant to subsections 18(b) through 18(d), becomes effective. If, at any time during the Term, FERC does not confirm and approve on an interim or final basis the AC-93 rate or revised AC-93 rate for any reason other than the duration of the rate approval period, Bonneville and Puget shall use best efforts to develop a rate that would replace the AC-93 rate or revised AC-93 rate, and Bonneville shall submit such rate to FERC, pursuant to section 7(i) of the Regional Act, for confirmation and approval if such rate is agreed to by Bonneville, Puget and Capacity Owners other than Puget. If Bonneville and Puget do not succeed in developing such rate, Bonneville shall submit to FERC, pursuant to section 7(i) of the Regional Act, a rate which in Bonneville's judgment recovers Bonneville's costs. Bonneville shall bill Puget, and Puget shall pay Bonneville, in accordance with the AC-93 rate or, if FERC does not confirm and approve on an interim or final basis the AC-93 rate, the rate confirmed and approved by FERC on an interim or final basis. Bonneville shall revise Exhibit A so that it contains, at a given time, the AC-93 or other rate confirmed and approved by FERC on an interim or final basis.

                                             101

19.  EXHIBITS

     (a) Exhibits A through J attached to this Agreement are by this reference made a part of this Agreement. In the event of a conflict between any provision in Exhibits A through J and the provisions of sections 1 through 23 of this Agreement, the provisions of sections 1 through 23 of this Agreement shall prevail.

     (b) Bonneville shall revise Exhibit A pursuant to subsections 18(g) and 18(h) and this subsection 19(b). The rate schedules attached hereto as Exhibit A have been conditionally or finally confirmed by FERC. If the final rate schedules which are approved by FERC are an amendment or modification of the initial rate schedules, the applicable amended or modified rate schedules and associated GTRSPs shall be attached to and made part of this Agreement effective as of the date specified in FERC's approval. The rate schedules and GTRSPs included in Exhibit A shall be replaced by successor rate schedules and provisions in accordance with the provisions of section 7(i) of the Regional Act and FERC rules.

     (c) Upon interim or final approval by FERC of any rate submitted to FERC pursuant to subsections 18(a) through 18(g), Bonneville shall revise Exhibit B so that Exhibit B contains such rate approved by FERC as contemplated in this subsection 19(c). For purposes of this Agreement, such rate shall be effective as of the date of effectiveness specified in FERC's approval of such rate. Subject to the provisions of subsections 18(a) through 18(g), the rate schedule set forth in Exhibit B, Part A and Part B, on the Effective Date, shall be replaced by successor rate schedules and provisions pursuant to section 7(i) of the Northwest Power Act and applicable FERC rules.

                                     102

     (d) Bonneville shall revise or modify Exhibit C from time to time to reflect changes hereafter agreed to in writing by the Parties in Puget's Capacity Ownership Share, Capacity Ownership Percentage, Scheduling Percentage, and Scheduling Share.

     (e) Bonneville shall revise Exhibit D pursuant to subsection 9(a). Revision or modification of Exhibit D shall not require an executed amendment or revision to this Agreement.

     (f) Not more frequently than annually, Bonneville shall review and, as appropriate, revise Exhibit E, Part A, in accordance with Bonneville's standard methodology and formula for calculation of average losses incurred by Bonneville in providing transmission on Bonneville's PNW AC Intertie. Such methodology and formula are intended to forecast average annual actual losses incurred by Bonneville in providing transmission on Bonneville's PNW AC Intertie Operational Transfer Capability. Any changes to the loss methodology or formula, other than numerical values, shall be made only after consultation with the Committee. During such consultation, Bonneville shall provide to the Committee material pertinent to such changes to the loss methodology or formula.
          Upon conclusion of any review of the loss factor in Exhibit E, Part A, Bonneville shall present the results of its review, including any revisions to the loss factor in Exhibit E, Part A, to the Committee as part of the Operating Plan pursuant to section
          13. If the Committee pursues arbitration pursuant to subsection 10(b) and section 14, Bonneville shall revise Exhibit E, Part A, to reflect the selection of the arbitrators pursuant to subsection 14(j).

     (g) Bonneville shall revise the loss factor in Exhibit E, Part B, as necessary to equal the same factor for average losses as Bonneville generally applies to transmission over Bonneville's share of the PNW-PSW Intertie. Revision of Exhibit E, Part B, shall not require an executed amendment or revision to this Agreement.

     (h) Bonneville shall revise Exhibit F as appropriate to reflect the facilities in Bonneville's PNW AC Intertie. Revision or modification of

                                          103

          Exhibit F shall not require an executed amendment or revision to this Agreement.

     (i) Bonneville shall revise Exhibit G as appropriate to reflect the complete list of all of the Capacity Owners and their respective Capacity Ownership Shares and Capacity Ownership Percentages from time to time pursuant to this Agreement.

     (j) Bonneville shall revise Exhibit H as appropriate to reflect all provisions required by statute or Executive Order. Revision or modification of Exhibit H shall not require an executed amendment or revision to this Agreement.

     (k) Bonneville shall revise Exhibit I to reflect changes as agreed to in writing by Puget and Capacity Owners other than Puget.

     (l) Bonneville shall revise Exhibit J as mutually agreed to in writing by the Parties.

20.  RULES OF LAW

     (a) Bonneville and Puget agree that each fully participated in the drafting of each provision of this Agreement. The rule of law interpreting ambiguities against the drafting Party shall not be applicable to or utilized in resolving any dispute over the meaning or intent of this Agreement or any of its provisions.

     (b) This Agreement shall not be construed to establish a partnership, association, agency relationship, joint venture, or trust.
          Neither Party shall be under the control of or shall be or represent itself as, the agent of, or have a right or power to bind, the other Party without the other's express written consent, except as provided in this Agreement.

     (c) All applicable law is incorporated in and made part of this Agreement.

                                        104

21.  NOTICES

     (a) Unless the Agreement requires otherwise, any notice, demand or request provided for in this Agreement, or served, given or made in connection with it, shall be in writing and shall be served, given, or made if delivered in person or sent by acknowledged delivery, or sent by registered or certified mail, postage prepaid, to the persons addressed as set forth below:

          To Bonneville:
            Group Vice President for Marketing, Conservation and Production Bonneville Power Administration
            905 NE 11th Avenue
            Portland, OR 97232

          To Puget:
            Vice President Power Planning
            Puget Sound Power & Light Company
            411  108th Avenue NE  15th Floor
            Bellevue, WA 98004-5515

          To Seattle:
            Director, Power Management Division
            Seattle City Light
            1111 Third Avenue, Room 420
            Seattle, WA 98101

          To PNGC:
            Director of Power Management
            Pacific Northwest Generating Cooperative
            711 NE Halsey Street, Suite 200
            Portland, OR 97232

                                    105

          To Snohomish:
            Manager of Power Supply
            Public Utility District No. 1 of Snohomish
                 County, Washington
            2320 California Street
            P.O. Box 1107
            Everett, WA 98201

          To Tacoma:
            Light Division Superintendent
            Tacoma Public Utilities
            3628 S. 35th Street
            Tacoma, WA 98411

     (b) Either Party may, by written notice to the other Party pursuant to subsection 21(a), change the address set forth in subsection 21(a) for the notifying Party.

     (c) All notices pursuant to this Agreement shall be effective on the date of receipt.

22.  WAIVER

     Any waiver at any time by a Party of its rights with respect to any matter arising in connection with this Agreement shall not be deemed a waiver with respect to any subsequent or other matter. Except as otherwise provided herein or as agreed in writing by the Parties, no provision in this Agreement may be waived except as documented or confirmed in writing.

23.  MISCELLANEOUS

     (a)  Effect of Section Headings

          Section headings and subheadings appearing in this Agreement are inserted for convenience only and shall not be construed as interpretations of provisions of this Agreement.

                                    106

     (b)  Amendments

          Except as may be expressly otherwise provided in this Agreement, this Agreement may be amended only with the express written consent of both of the Parties, and no provision of this Agreement shall be varied or contradicted by any oral agreement, course of dealing or performance or any other matter not hereafter set forth in a written agreement signed by both of the Parties.

     (c)  Entire Agreement

          This Agreement constitutes, on and as of the date hereof, the entire agreement of the Parties with respect to the subject matter of this Agreement, and all prior understandings or agreements, whether written or oral, between the Parties with respect to the subject matter of this Agreement are hereby superseded in their entireties.

     (d)  No Third Party Beneficiaries

          There are no third party beneficiaries of this Agreement. This Agreement shall not be construed to create rights in, or to grant remedies to, any third party as a beneficiary of this Agreement or of any duty, obligation, or undertaking established herein.

     (e)  Regulatory Approvals

          Each Party shall use its best efforts to obtain and maintain in effect regulatory approvals that are necessary to permit such Party to perform its obligations under this Agreement in accordance with its terms and conditions. Neither Party shall oppose in any way or seek to alter or amend the terms and conditions of this Agreement by application to or participation in any application of any regulatory authority or court having jurisdiction. Puget shall not oppose in any way or seek to alter or amend the terms or conditions of the annual costs rate set forth in Exhibit B, the CO-94 rate, the AC-93 rate, or

                                        107

          any rate described in section 18 that is agreed to by the Parties subsequent to each entering into this Agreement, in any proceeding pursuant to section 7 of the Pacific Northwest Electric Power Planning and Conservation Act before FERC or in any court of competent jurisdiction.

     (f)  Other Capacity Ownership Agreements

          If Bonneville offers to enter into (i) a Capacity Ownership Agreement with any other Capacity Owner or (ii) any written amendment of any Capacity Ownership Agreement (other than this Agreement), then Bonneville shall offer to Puget an amendment of this Agreement that contains the terms and conditions of such Capacity Ownership Agreement with such other Capacity Owner or of such written amendment, as the case may be. Bonneville shall advise, and use reasonable efforts to consult with, Puget during the development or consideration of any offer to any Capacity Owner other than Puget to enter into a Capacity Ownership Agreement or any amendment of such agreement.

     (g)  Singular and Plural Forms

          For purposes of interpreting and construing this Agreement, the singular form of a word shall include its plural and the plural form of a word shall include its singular, unless otherwise expressly provided by this Agreement.

     (h)  Performance Pending Dispute

          Except as otherwise expressly provided in this Agreement, pending resolution of any dispute, issue, or controversy arising under this Agreement, the Parties shall each continue performance of their respective obligations pursuant to this Agreement.

                                          108

     (i)  Time Periods

          For purposes of calculating any time period prescribed by this Agreement, if the last day of the time period falls on a day that is not a Working Day, then the last day of the time period shall be the first Working Day following such day as would otherwise be the last day of the time period.

     (j)  Double Counting

          In developing rates or charges under section 7 of the Pacific Northwest Electric Power Planning and Conservation Act for any rate period, Bonneville shall not set rates or charges that recover, more than once, the costs associated with capital projects that are paid or forecast to be paid under the CO-94 rate and the AC-93 rate and annual costs rate set forth in Exhibit B, or the remaining Bonneville's PNW AC Intertie costs forecast to be paid under the AC-93 rate and annual costs rate set forth in Exhibit B. Bonneville's forecast of revenues chargeable under the CO-94 rate, AC-93 rate, and annual costs rate set forth in Exhibit B shall be based on the best available information, including information provided pursuant to section 13 of this Agreement.

          In the event Bonneville proposes any wheeling rate for transmission service on Bonneville's main grid that includes costs of the PNW AC Intertie, such proposed rate shall include a credit or other mechanism that ensures that Puget is not charged any of the PNW AC Intertie costs for deliveries of power that utilize up to the Puget's Capacity Ownership Share, as that term is defined in this Agreement.

     (k)  Committee Action

          Each of the Parties agrees that to the extent it is provided in sections 13, 14, and 16 that the Committee shall take any action or shall make any decision, such action or decision shall be taken or made, as the case may be, by the Committee, and not by Puget acting individually.

                                       109

     (l)  Fiscal Year

          For purposes of this Agreement, the term "fiscal year" shall mean Bonneville's fiscal year.

     (m)  Rights and Remedies Cumulative

          All rights and remedies of either Party under this Agreement and at law and in equity shall be cumulative and not mutually exclusive and the exercise of one right or remedy shall not be deemed a waiver of any other right or remedy. Nothing contained in any provision of this Agreement shall be construed to limit or exclude any right or remedy of either Party (arising on account of the breach or default by the other Party or otherwise) now or hereafter existing under any other provision of this Agreement, at law or in equity.

                                 110

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement.


                                           UNITED STATES OF AMERICA
                                           Department of Energy
                                           Bonneville Power Administration

                                           By    Walter E. Pollock
                                              -------------------------
                                              Group Vice President for
                                              Marketing, Conservation and
                                              Production

                                           Name  Walter E. Pollock
                                                -------------------
                                                (Print/Type)

                                           Date  October 11, 1994
                                                ------------------


Puget Sound Power & Light Company


By   J. R. Lauckhart
  -------------------

Name J. R. Lauckhart
    -----------------
    (Print/Type)

Title  V. P. Power Planning
      ----------------------

Date  9/26/94
     ---------
                                           Effective Date _________________

                                                      Exhibit A, Page 1 of 14
                                               Contract No. DE-MS79-94BP94521
                                            Puget Sound Power & Light Company
                                              Effective on the Effective Date


                                Schedule CO-94
                       CAPACITY OWNERSHIP RATE SCHEDULE



SECTION   I.  AVAILABILITY

    This schedule applies to all agreements which provide life-of-facilities capacity rights to non-Federal participants (Capacity Owners) in 725 MW of Bonneville's PNW AC Intertie and any upgrades thereto. Service under this schedule is subject to Bonneville's General Transmission Rate Schedule Provisions.

SECTION  II.  RATE

    The charge for capital and related costs for non-Federal capacity ownership in Bonneville PNW AC Intertie shall be determined by the methodologies set out in Section III below.

SECTION III.  DETERMINATION OF RATE

A.  Capacity Ownership Price

    The charge for capacity ownership in Bonneville's PNW AC Intertie shall be the Capacity Ownership Share of the actual capital and related costs of facilities as determined by the formula shown below. The Capacity Ownership Share shall be determined pursuant to the Capacity Ownership agreement.

                  (A-B)+C+D
                  ---------  =  Capacity Ownership Price in $/kW
                      E

    Capacity Ownership Price in $/kW x number of kW contracted for by Capacity Owner = Capacity Owner's payment to Bonneville.

    Where:

         A =  Bonneville's cost of new facilities for the Third AC
             Intertie, which increased the rated transfer capability of the PNW AC Intertie by approximately 1600 MW, is the construction costs (including direct, indirect and overhead costs) of the facilities associated with the Third AC Intertie System Reinforcements and the Alvey-Meridian Transmission Line (also known as Eugene-Medford 500 kV Transmission Line), referred to jointly as the Third AC Intertie Project.

                                                     Exhibit A, Page 2 of 14
                                              Contract No. DE-MS79-94BP94521
                                           Puget Sound Power & Light Company
                                             Effective on the Effective Date




         B =  Bonneville's cost of new facilities needed for the first
             800 MW increment of the 1600 MW Third AC Intertie
             Project, which includes a portion of the construction costs (including direct, indirect and overhead costs) associated with the Third AC Intertie System
             Reinforcement.

       A-B = The cost of new facilities for the second 800 MW increment of the 1600 MW Third AC Intertie Project
             (presented in Exhibit C of the Capacity Ownership agreement).

         C = Allowance for Funds Used During Construction (AFUDC) constitutes interest on the funds used for the Third AC Intertie Project while it was under construction. AFUDC is calculated and capitalized consistent with FERC requirements as described in FERC's Uniform System of Accounts, 18 CFR, Part 101, Electric Plant Instructions, 3.A(17). The AFUDC applies to that amount capitalized on the second 800 MNW increment of the 1600 MW Third AC Intertie Project, or A-B.

         D = Book value of existing Bonneville support facilities that are dedicated to the PNW AC Intertie equal to $19,100,000.

         E =  725,000 kW, which equals Bonneville's share of the second
             800 MW of the Third AC Intertie.

B.  PNW AC Intertie Upgrade Price

    The charge for upgrades to Bonneville's PNW AC Intertie facilities that occur after December 1993, and which result in an increase of rated transfer capability, shall be the Capacity Ownership Share of the capital and related costs of the upgrade. The Capacity ownership Share of any upgrades shall be determined pursuant to the Capacity Ownership agreement. The capital costs shall consist of the construction costs (including direct, indirect and overhead costs) and AFUDC (as described in Section III.A. Above) of the facilities associated with such upgrades.
                                                      Exhibit A, Page 3 of 14
                                               Contract No. DE-MS79-94BP94521
                                            Puget Sound Power & Light Company
                                              Effective on the Effective Date


SECTION  IV.  ADJUSTMENTS AND SPECIAL PROVISIONS

A.  Initial Lump Sum Payment

    Capacity Owners shall make an initial, lump sum payment of an estimate of the Capacity Ownership Price equal to $215/kW pursuant to the Capacity Ownership agreement.

B.  Adjustment to Reflect Actual Construction Costs

    Approximately December 1995 or as soon as practicable thereafter, the Capacity owner's initial lump sum payment shall be adjusted to reflect the difference between the actual and the estimated Capacity ownership Price. The actual Capacity Ownership Price shall be determined pursuant to Section III.A. above. There will be no adjustment for the book value of the support facilities dedicated to the PNW AC Intertie. Capacity Owners will either receive a refund, with interest, from Bonneville or make an additional payment, with interest, to Bonneville. Bonneville shall compute interest using the weighted average interest rate on Bonneville's outstanding bonds.

C.  PNW AC Intertie Upgrade Payments

    Capacity Owners shall pay a share of the upgrades to Bonneville's PNW AC Intertie in the manner and time to be determined when participation in such upgrades are agreed to pursuant to the Capacity Ownership agreement.
                                                      Exhibit A, Page 4 of 14
                                               Contract No. DE-MS79-94BP94521
                                            Puget Sound Power & Light Company
                                              Effective on the Effective Date


                                Schedule AC-93
                         Southern Intertie Annual Cost

SECTION   I.  AVAILABILITY

This schedule is applicable to all parties (New Owners) that execute PNW AC Intertie Capacity Ownership Agreements (Agreements) and will be effective on the date described in the Agreement. Service under this schedule is subject to BPA's General Transmission Rate Schedule Provisions.

SECTION  II.  RATE

The rate charges reflect the terms of the Memorandum of Understanding (MOU), signed in the fall of 1991, between BPA and potential New owners. The MOU provides for the payment by New Owners of their prorated share of: (1) BPA's annual operations, maintenance and general plant expense (including applicable (overheads) properly chargeable to the AC Intertie facilities; and
(2) BPA's share of capitalized replacements on the AC Intertie. The monthly charge shall be the sum of the charges specified in sections II.A. and II.B.

A.  Operations, Maintenance, and General Plant

    The monthly charge shall equal $325 per megawatt of billing demand.

B.  Replacements

    The monthly charge shall equal $0 per megawatt of billing demand.

SECTION III.  ADJUSTMENT TO REPLACEMENT RATE

A.  Determination of Billing Adjustment

   New Owners will receive a billing adjustment if BPA incurs AC Intertie replacement cost during the rate period. The Replacements Rate Adjustment equals

              AC Intertie work orders ($000) * %
              ----------------------------------
                    725 MW * # months

   where

             "# months" equals: (1) the number of months that this rate is in effect during the fiscal year for the Initial Replacements Rate Adjustment; or (2) the number of months in the rate period for the Final Replacements Rate Adjustment; and

             "%" equals the New Owners' percentage share of BPA's total AC Intertie Rated Transfer Capability as specified in the Agreements.
                                                      Exhibit A, Page 5 of 14
                                               Contract No. DE-MS79-94BP94521
                                            Puget Sound Power & Light Company
                                              Effective on the Effective Date


B.  Initial Replacements Rate Adjustment

    New Owners will receive a billing adjustment for each fiscal year that BPA incurs AC Intertie replacement cost. At the end of each fiscal year, the cost associated with AC Intertie capital replacement work orders that have closed during the fiscal year will be determined. The unit rate that would result using these closed work orders is the basis of the Initial Replacements Rate Adjustment.

   1.  Notice Provisions

       Following each fiscal year, BPA shall notify all New Owners by December 15, of the proposed Replacements Rate Adjustment. BPA will provide the calculation of the adjustment and a short description of the work performed and the associated cost used as the basis for the billing adjustment. In addition to written notification, BPA may, but is not obligated to, hold a public meeting to clarify its determinations.

       Written comments on the Initial Replacements Rate Adjustment will be accepted through the end of January. Consideration of comments submitted by the New Owners may result in the billing adjustment differing from the initially proposed adjustment. BPA shall notify all New Owners of the Initial Replacements Rate Adjustment by the last day of February.

   2.  Adjustment of Monthly Bills

       An adjustment will be made on the New Owner's monthly bill prepared during March. The Initial Replacements Rate adjustment will be multiplied by the sum of the monthly billing factors from the relevant fiscal year (i.e., the New Owner's share in megawatts of BPA's PNW AC Intertie Rated Transfer Capability multiplied by the numbers of months that this rate schedule is effective during the fiscal year). The Initial Replacements Rate Adjustment will appear as a charge to the New Owner on the monthly bill prepared during March.

C.  Final Replacements Rate Adjustment

    The actual costs associated with the AC Intertie capital replacement work orders that occur during the rate period may change after BPA performs its final analysis of the work orders. BPA shall compare the unit rate for the rate period using the results of the final work order analysis to the weighted average of the unit rates from the Initial Replacements Rate Adjustments.

   1.  Notice Provisions

       BPA shall notify all New Owners in May 1998 of the results of the calculations, an explanation of work order changes(s), and any
                                                      Exhibit A, Page 6 of 14
                                               Contract No. DE-MS79-94BP94521
                                            Puget Sound Power & Light Company
                                              Effective on the Effective Date


       resulting billing adjustment. Written comments from New Owners will be accepted through the end of June. BPA shall notify all New Owners of the Final Replacements Rate Adjustment by July 31. Consideration of comments submitted by the New Owners may result in the Final Replacements Rate Adjustment differing from the initially proposed adjustment.

   2.  Adjustment of Monthly Bills

       If the absolute value of the Final Replacements Rate Adjustment is greater than or equal to $1 per megawatt per month, an adjustment will be made on the New Owner's monthly bill prepared during August. For each New Owner, the Final Replacements Rate Adjustment will be multiplied by the sum of the monthly billing factors from the relevant fiscal years (i.e., the New Owner's share in megawatts of BPA's PNW AC Intertie Rated Transfer Capability multiplied by the number of months that this rate schedule is effective during the fiscal years). The Final Replacements Rate Adjustment will appear as a charge or credit to the New Owner on the monthly bill prepared during August. Interest, as determined by BPA's Office of Financial Management, will be included in any adjustment.

SECTION IV.  BILLING FACTOR

The billing demand shall be the New Owner's capacity ownership share in megawatts of BPA's PNW AC Intertie Rated Transfer Capability as specified in the Agreement.

                                                      Exhibit A, Page 7 of 14
                                               Contract No. DE-MS79-94BP94521
                                            Puget Sound Power & Light Company
                                              Effective on the Effective Date


                               SCHEDULE IS-93

SECTION   I.  AVAILABILITY

This schedule supersedes IS-91 and is available for all transmission on the Southern Intertie. Service under this schedule is subject to BPA's General Transmission Rate Schedule Provisions.

SECTION  II.  RATE

A.  Nonfirm Transmission Rate

    The charge for nonfirm transmission of non-BPA power shall be 3.11 mills per kilowatthour of billing energy. This charge applies for both north-to-south and south-to-north transactions.

B.  Firm Transmission Rate

    The charge for firm transmission service shall be $0.706 per kilowatt per month of billing demand and 1.69 mills per kilowatthour of billing energy. Firm transmission will only be made available to customers under this rate schedule who have executed a contract with BPA specifying use of the Firm Transmission rate for either north-to-south or south-to-north transactions.

SECTION III.  BILLING FACTORS

A. For services under Section II.A. the billing energy shall be the monthly sum of the scheduled kilowatthours, plus the monthly sum of kilowatthours allocated but not scheduled. The amount of allocated but not scheduled energy that is subject to billing may be reduced pro rata by BPA due to forced Intertie outages and other uncontrollable forces that may reduce Intertie capacity. The amount of allocated but not scheduled energy that is subject to billing also may be reduced upon mutual agreement between BPA and the customer.

B. For services under Section II.B. the billing demand shall be the Transmission Demand as defined in the Agreement. The billing energy shall be the monthly sum of scheduled kilowatthours, unless otherwise specified in the Agreement.

                                                      Exhibit A, Page 8 of 14
                                               Contract No. DE-MS79-94BP94521
                                            Puget Sound Power & Light Company
                                              Effective on the Effective Date


                General Transmission Rate Schedule Provisions

SECTION I. ADOPTION OF REVISED TRANSMISSION RATE SCHEDULES AND GENERAL TRANSMISSION RATE SCHEDULE PROVISIONS (GTRSPs)

A.  Approval of Rates

    These rate schedules and GTRSPs shall become effective upon interim approval or upon final confirmation and approval by FERC. BPA will request FERC approval effective October 1, 1993.

B.  General Provisions

    These 1993 Transmission Rate Schedules and associated GTRSPs are virtually identical to and supersede BPA's 1991 Transmission Rate schedules and GTRSPs (which became effective October 1, 1992) but do not supersede prior rate schedules required by agreement to remain in force.

    Transmission service provided shall be subject to the following Acts, as amended: the Bonneville Project Act, the Regional Preference Act (P.L. 88-552), the Federal Columbia River Transmission System Act, and the Pacific Northwest Electric Power Planning and Conservation Act, and the Energy Policy Act of 1992, Pub. L. 102-486, 106 Stat. 2776 (1992).

    The meaning of terms used in the transmission rate schedules shall be as defined in agreements or provisions which are attached to the Agreement or as in any of the above Acts.

C.  Interpretation

    If a provision in the executed Agreement is in conflict with a provision contained herein, the former shall prevail.

SECTION  II.  BILLING FACTOR DEFINITIONS AND BILLING ADJUSTMENTS

A.  Billing Factors

    1.  Scheduled Demand

       The largest of hourly amounts wheeled which are scheduled by the customer during the time period specified in the rate schedules.

   2.  Metered Demand

       The Metered Demand in kilowatts shall be the largest of the 60-minute clock-hour integrated demands measured by meters installed at each POD during each time period specified in the applicable rate schedule. Such measurements shall be made as specified in the Agreement. BPA, in determining the Metered Demand, will exclude any abnormal readings due to or resulting from: (a) emergencies or

                                                      Exhibit A, Page 9 of 14
                                               Contract No. DE-MS79-94BP94521
                                            Puget Sound Power & Light Company
                                              Effective on the Effective Date


       breakdowns on, or maintenance of, the FCRTS; or (b) emergencies on the customer's facilities, provided that such facilities have been adequately maintained and prudently operated as determined by BPA. If more than one class of power is delivered to any POD, the portion of the metered quantities assigned to any class of power shall be as agreed to by the parties. The amount so assigned shall constitute the Metered Demand for such class of power.

   3.  Transmission Demand

       The demand as defined in the Agreement.

   4.  Total Transmission Demand

       The sum of the transmission demands as defined in the Agreement.

   5.  Ratchet Demand

       The maximum demand established during the previous 11 billing months.
       Exception: if a Transmission Demand or Total Transmission Demand has been decreased pursuant to the terms of the Agreement during the previous 11 billing months, such decrease will be reflected in determining the Ratchet Demand.

B.  Billing Adjustments

    Average Power Factor

    The adjustment for average power factor, when specified in a transmission rate schedule or in the Agreement, shall be made in accordance with the average power factor section of the General Wheeling Provisions.

    To maintain acceptable operating conditions on the Federal system, BPA may restrict deliveries of power at any time that the average leading power factor or average lagging power factor for all classes of power delivered to such point or to such system is below 85 percent.

SECTION III.  OTHER DEFINITIONS

Definitions of the terms below shall be applied to these provisions and the Transmission Rate Schedules, unless otherwise defined in the Agreement.

A.  Agreement

    An agreement between BPA and a customer to which these rate schedules and provisions may be applied.

                                                     Exhibit A, Page 10 of 14
                                               Contract No. DE-MS79-94BP94521
                                            Puget Sound Power & Light Company
                                              Effective on the Effective Date


B.  Eastern Intertie

    The segment of the FCRTS for which the transmission facilities consist of the Townsend-Garrison double-circuit 500 kV transmission line segment including related terminals at Garrison

C.  Electric Power

    Electric peaking capacity (kW) and/or electric energy (kWh).

D.  Federal Columbia River Transmission System

    The transmission facilities of the Federal Columbia River Power System, which include all transmission facilities owned by the government and operated by BPA, and other facilities over which BPA has obtained transmission rights.

E.  Firm Transmission Service

    Transmission service which BPA provides for any non-BPA power except for transmission service which is scheduled as nonfirm. If the firm service is provided pursuant to the Agreement, the terms of the Agreement may further define the service.

F.  Integrated Network

    The segment of the FCRTS for which the transmission facilities provide the bulk of transmission of electric power within the Pacific Northwest, excluding facilities not segmented to the network as shown in the Wholesale Power Rate Development Study used in BPA's rate development.

G.  Main Grid

    As used in the FPT and IR rate schedules, that portion of the Integrated Network with facilities rated 230 kV and higher.

H.  Main Grid Distance

    As used in the FPT rate schedules, the distance in airline miles on the Main Grid between the POI and the POD, multiplied by 1.15.

I.  Main Grid Interconnection Terminal

    As used in the FPT rate schedules, Main Grid terminal facilities that interconnect the FCRTS with non-BPA facilities.

J.  Main Grid Miscellaneous Facilities

    As used in the FPT rate schedules, switching, transformation, and other facilities of the Main Grid not included in other components.

                                                     Exhibit A, Page 11 of 14
                                               Contract No. DE-MS79-94BP94521
                                            Puget Sound Power & Light Company
                                              Effective on the Effective Date


K.  Main Grid Terminal

    As used in the FPT rate schedules, the Main Grid terminal facilities located at the sending and/or receiving end of a line exclusive of the Interconnection terminals.

L.  Nonfirm Transmission Service

    Interruptible transmission service which BPA may provide for non-BPA power.

M.  Northern Intertie

    The segment of the FCRTS for which the transmission facilities consist of two 500 kV lines between Custer Substation and the United States-Canadian border, one 500 kV line between Custer and Monroe Substations, and two
   230 kV lines from Boundary Substation to the United States-Canadian border, and the associated substation facilities.

N.  Point of Integration (POI)

    Connection points between the FCRTS and non-BPA facilities where non-Federal power is made available to BPA for wheeling.

O.  Point of Delivery (POD)

    Connection points between the FCRTS and non-BPA facilities where non-Federal power is delivered to a customer by BPA.

P.  Secondary System

    As used in the FPT and IR rate schedules that portion of the Integrated Network facilities with operating voltage of 115 kV or 69 kV.

Q.  Secondary System Distance

    As used in the FPT rate schedules, the number of circuit miles of Secondary System transmission lines between the secondary POI and the Main Grid or the secondary POD, or the Main Grid and the secondary POD.

R.  Secondary System Interconnection Terminal

    As used in the FPT rate schedules, the terminal facilities on the Secondary System that interconnect the FCRTS with non-BPA facilities.

S.  Secondary System Intermediate Terminal

    As used in the FPT rate schedules, the first and final terminal facilities in the Secondary System transmission path exclusive of the Secondary System Interconnection terminals.

                                                     Exhibit A, Page 12 of 14
                                               Contract No. DE-MS79-94BP94521
                                            Puget Sound Power & Light Company
                                              Effective on the Effective Date


T.  Secondary Transformation

    As used in the FPT rate schedules, transformation from Main Grid to Secondary System facilities.

U.  Southern Intertie

    The segment of the FCRTS for which the major transmission facilities consist of two 500 kV AC lines from John Day Substation to the Oregon-California border, a portion of the 500 kV AC line from Buckley Substation to Summer Lake Substation; when completed, the Third AC facilities which include Captain Jack Substation and the Alvey-Meridian 500 kV AC line; one 1,000 kV DC line between the Celilo Substation and the Oregon-Nevada border, and associated substation facilities.

V.  Transmission Service

    As used in the MT rate schedule, Transmission Service is as defined in the Western Systems Power Pool Agreement.

SECTION  IV.  BILLING INFORMATION

A.  Payment of Bills

    Bills for transmission service shall be rendered monthly by BPA. Failure to receive a bill shall not release the customer from liability for payment. Bills for amounts due of $50,000 or more must be paid by direct wire transfer, customers who expect that their average monthly bill will not exceed $50,000 and who expect special difficulties in meeting this requirement may request, and BPA may approve, an exemption from this requirement. Bills for amounts due BPA under $50,000 may be paid by direct wire transfer or mailed to the Bonneville Power Administration, P.O. Box 6040, Portland, Oregon 97228-6040, or to another location as directed by BPA. The procedures to be following in making direct wire transfers will be provided by the Office of Financial Management and updated as necessary.

    1.  Computation of Bills

       The transmission billing determinant is the electric power quantified by the method specified in the agreement or Transmission Rate Schedule. Scheduled power or metered power will be used.

       The transmission customer shall provide necessary information to BPA for any computation required to determine the proper charges for use of the FCRTS, and shall cooperate with BPA in the exchange of additional information which may be reasonably useful for respective operations.

       Demand and energy billings for transmission service under each applicable rate schedule shall be rounded to whole dollar amounts, by
                                                     Exhibit A, Page 13 of 14
                                               Contract No. DE-MS79-94BP94521
                                            Puget Sound Power & Light Company
                                              Effective on the Effective Date

       eliminating any amount which is less than 50 cents and increasing any amounts from 50 cents through 99 cents to the next higher dollar.

   2.  Estimated Bills

       At its option, BPA may elect to render an estimated bill to be followed at a subsequent billing date by a final bill. The estimated bill shall have the validity of and be subject to the same payment provisions as a final bill.

   3.  Billing Month

       For charges based on scheduled quantities, the billing month is the calendar month. For charges based on metered quantities, the billing month is defined as the interval between scheduled meter-reading dates. The billing month will not exceed 31 days in any case. While it may be necessary to read meters on a day other than the scheduled meter-reading date, for determination of billing demand, the billing month will cease at 2400 hours on the last scheduled meter-reading date. Schedules will be predetermined. The customer must give 30 days notice to request a change to the schedule.

   4.  Due Date

       Bills shall be due by close of business on the 20th day after the date of the bill (due date). should the 20th day be a Saturday, Sunday, or holiday (as celebrated by the customer), the due date shall be the next following business day.

   5.  Late Payment

       Bills not paid in full on or before close of business on the due date shall be subject to a penalty charge of $25. In addition, an interest charge of one-twentieth percent (0.05 percent) shall be applied each day to the sum of the unpaid amount and the penalty charge. This interest charge shall be assessed on a daily basis until such time as the unpaid amount and penalty charge are paid in full.

       Remittances received by mail will be accepted without assessment of the charges referred to in the preceding paragraph provided the postmark indicates the payment was mailed on or before the due date. Whenever a power bill or a portion thereof remains unpaid subsequent to the due date and after giving 30 days' advance notice in writing, BPA may cancel the contract for service to the customer. However, such cancellation shall not affect the customer's liability for any charges accrued prior thereto under such agreement.

   6.  Disputed Billings

       In the event of a disputed billing, full payment shall be rendered to BPA and the disputed amount noted. Disputed amounts are subject to
                                                     Exhibit A, Page 14 of 14
                                               Contract No. DE-MS79-94BP94521
                                            Puget Sound Power & Light Company
                                              Effective on the Effective Date


       the late payment provisions specified above. BPA shall separately account for the disputed amount. If it is determined that the customer is entitled to the disputed amount, BPA shall refund the disputed amount with interest, as determined by BPA's Office of Financial Management.

       BPA retains the right to verify, in a manner satisfactory to the Administrator, all data submitted to BPA for use in the calculation of BPA's rates and corresponding rate adjustments. BPA also retains the right to deny eligibility for any BPA rate or corresponding rate adjustment until all submitted data have been accepted by BPA as complete, accurate, and appropriate for the rate or adjustment under consideration.

   7.  Revised Bills

       As necessary, BPA may render a revised bill.

       a. If the amount of the revised bill is less than or equal to the amount of the original bill, the revised bill shall replace all previous bills issued by BPA that pertain to the specified customer for the specified billing period and the revised bill shall have the same date as the replaced bill.

       b. If a revision causes an additional amount to be due BPA or the specified customer beyond the amount of the original bill, a revised bill will be issued for the difference and the date of the revised bill shall be its date of issue.
                                                      Exhibit B, Page 1 of 9
                                              Contract No. DE-MS79-94BP94521
                                           Puget Sound Power & Light Company


                              ANNUAL COSTS RATE


A.   PROPOSED SOUTHERN INTERTIE ANNUAL COST RATE


SECTION I.  AVAILABILITY

This schedule is applicable to each party (Capacity Owner) that executes a PNW AC Intertie Capacity Ownership Agreement (Agreement). Billings pursuant to this schedule is subject to the Billing Provisions in Exhibit B of the Agreement. This rate schedule shall be effective on the first day of the fiscal year following the earlier of interim or final FERC approval of this rate schedule. Unless otherwise defined in this rate schedule, capitalized terms used in this rate schedule shall have the respective definitions set forth in section 1 of this Agreement.

SECTION II.  RATE

A.   OPERATIONS

     The monthly charge equals:

     Operations Cost * Capacity Ownership Percentage
     -----------------------------------------------
                          Months

     Where

       "Months" is equal to 12, or, if the Operating Plan has, during the fiscal year to which such Operating Plan pertains, been amended with respect to Operations Cost, the number of full months remaining in the fiscal year after such amended Operating Plan becomes effective for which Capacity Owners have not been billed.

       "Operations Cost" means, upon and after the effective date of Exhibit
          B pursuant to this Agreement, for any fiscal year any Allocated Direct Costs for Bonneville's PNW AC Intertie, operations Indirect Costs for Bonneville's PNW AC Intertie, and operations Overhead Costs for Bonneville's PNW AC Intertie for such fiscal year, each being determined in accordance with section I of Exhibit I.

       "Capacity Ownership Percentage" is as defined in subsection 1(k) of each Capacity Owner's Agreement.

     The monthly charge for the Operations rate shall be calculated using the forecast Operations Cost in the Operating Plan in effect during the month for which the monthly charge is calculated; provided, however, if the Operating Plan is amended during the fiscal year to which such Operating Plan pertains, the monthly charge for Operations Cost shall be calculated using the forecast Operations Cost less the Operations Cost

                                                      Exhibit B, Page 2 of 9
                                              Contract No. DE-MS79-94BP94521
                                           Puget Sound Power & Light Company



     already billed for such fiscal year for the remaining months of the fiscal year following such amendment.

B.   MAINTENANCE

     The monthly charge equals:

     Maintenance Cost * Capacity Ownership Percentage
     ------------------------------------------------
                       Months

     Where

       "Months" is equal to 12, or, if the Operating Plan has, during the fiscal year to which such Operating Plan pertains, been amended with respect to Maintenance Cost, the number of full months remaining in the fiscal year after such amended Operating Plan becomes effective for which Capacity Owners have not been billed.

       "Maintenance Cost" means, upon and after the effective date of Exhibit B pursuant to this Agreement, for any fiscal year any maintenance Direct Costs for Bonneville's PNW AC Intertie, maintenance Indirect Costs for Bonneville's PNW AC Intertie, and maintenance Overhead Costs for Bonneville's PNW AC Intertie for such fiscal year, each being determined in accordance with section II of Exhibit I.

       "Capacity Ownership Percentage" is as defined in subsection 1(k) of each Capacity Owner's Agreement.

     The monthly charge for the Maintenance rate shall be calculated using the forecast Maintenance Cost in the Operating Plan in effect during the month for which the monthly charge is calculated; provided, however, if the Operating Plan is amended during the fiscal year to which such Operating Plan pertains, the monthly charge for Maintenance Cost shall be calculated using the forecast Maintenance Cost less the Maintenance Cost already billed for such fiscal year for the remaining months of the fiscal year following such amendment.

C.   GENERAL PLANT

     The monthly charge equals:

     General Plant Cost * Capacity Ownership Percentage
     --------------------------------------------------
                          Months

     Where

       "Months" is equal to 12, or, if the Operating Plan has, during the fiscal year to which such Operating Plan pertains, been amended
                                                      Exhibit B, Page 3 of 9
                                              Contract No. DE-MS79-94BP94521
                                           Puget Sound Power & Light Company



          with respect to General Plant Cost, the number of full months remaining in the fiscal year after such amended Operating Plan becomes effective for which Capacity Owners have not been billed.

       "General Plant Cost" means, upon and after the effective date of Exhibit B pursuant to this Agreement, for any fiscal year any costs (including direct costs, indirect costs, overhead costs, and AFUDC) for Bonneville's general plant investment for such fiscal year.
          The method for determining General Plant Cost is set forth in section IV of Exhibit I.

       "Capacity Ownership Percentage" is as defined in subsection 1(k) of each Capacity Owner's Agreement.

     The monthly charge for the General Plant rate shall be calculated using the General Plant Cost in the Operating Plan in effect during the month for which the monthly charge is calculated; provided, however, if the Operating Plan is amended during the fiscal year to which such Operating Plan pertains, the monthly charge for General Plant Cost shall be calculated using the General Plant Cost less the General Plant Cost already billed for such fiscal year for the remaining months of the fiscal year following such amendment.

D.   OTHER COSTS

     The monthly charge equals:

     Other Costs * Capacity Ownership Percentage
     -------------------------------------------
                       Months
     Where

       "Months" is equal to 12, or, if the Operating Plan has, during the fiscal year to which such Operating Plan pertains, been amended with respect to Other Cost, the number of full months remaining in the fiscal year after such amended Operating Plan becomes effective for which Capacity Owners have not been billed.

       "Other Costs" means, upon and after the effective date of Exhibit B pursuant to this Agreement, Bonneville's other costs for Bonneville's PNW AC Intertie described in and determined pursuant to section V of Exhibit I.

       "Capacity Ownership Percentage" is as defined in subsection 1(k) of each Capacity Owner's Agreement.

     The monthly charge for the Other Costs rate shall be calculated using the forecast Other Costs in the Operating Plan in effect during the month for which the monthly charge is calculated; provided, however, if the Operating Plan is amended during the fiscal year to which such Operating Plan pertains, the monthly charge for Other Costs shall be
                                                      Exhibit B, Page 4 of 9
                                              Contract No. DE-MS79-94BP94521
                                           Puget Sound Power & Light Company



     calculated using the forecast Other Costs less the Other Costs already billed for such fiscal year for the remaining months of the fiscal year following such amendment.

E.   CONTRACTS AND RATES

     The monthly charge equals:

     Contracts and Rates Costs * Capacity Ownership Percentage
     ---------------------------------------------------------
                            Months

     Where

       "Months" is equal to 12, or, if the Operating Plan has, during the fiscal year to which such Operating Plan pertains, been amended with respect to Contracts and Rates Cost, the number of full months remaining in the fiscal year after such amended Operating Plan becomes effective for which Capacity Owners have not been billed.

       "Contracts and Rates Costs" means, upon and after the effective date of Exhibit B pursuant to this Agreement, for any fiscal year Bonneville's total contracts and rates costs (as described in section VI of Exhibit I) for such fiscal year as functionalized and allocated in accordance with section VI of Exhibit I to determine Contracts and Rates Costs for Bonneville's PNW AC Intertie.

       "Capacity Ownership Percentage" is as defined in subsection 1(k) of each Capacity Owner's Agreement.

     Contracts and Rates Cost is determined in accordance with section VI of
     Exhibit I as of the Effective Date. If Exhibit I is amended pursuant to subsection 19(k) of the Agreement to provide that the Contracts and Rates Cost determined in accordance with section VI of Exhibit I (and reflected in the Operating Plan for the fiscal year to which such Operating Plan pertains) is directly assigned to the Capacity Owners pursuant to such amended Exhibit I (and reflected in the Operating Plan for the fiscal year to which such Operating Plan pertains), the Capacity Ownership Percentage in the monthly charge calculation for such fiscal year shall be replaced by the ratio of (a) each Capacity Ownership Share to (b) the sum of all Capacity Ownership Shares.

     The monthly charge for the Contracts and Rates rate shall be calculated using the forecast Contracts and Rates Costs in the Operating Plan in effect during the month for which the monthly charge is calculated; provided, however, if the Operating Plan is amended during the fiscal year to which such Operating Plan pertains, the monthly charge for Contracts and Rates Cost shall be calculated using the forecast Contracts and Rates Cost less the Contracts and Rates Cost already billed for such fiscal year for the remaining months of the fiscal year following such amendment.
                                                      Exhibit B, Page 5 of 9
                                              Contract No. DE-MS79-94BP94521
                                           Puget Sound Power & Light Company


F.   POWER SCHEDULING

     The monthly charge equals:

     Power Scheduling Costs * Capacity Ownership Percentage
     ------------------------------------------------------
                             Months

     Where

       "Months" is equal to 12, or, if the Operating Plan has, during the fiscal year to which such Operating Plan pertains, been amended with respect to Power Scheduling Cost, the number of full months remaining in the fiscal year after such amended Operating Plan becomes effective for which Capacity Owners have not been billed.

       "Power Scheduling Costs" means, upon and after the effective date of Exhibit B pursuant to this Agreement, Bonneville's total power scheduling costs (as described in section VII of Exhibit I) as functionalized and allocated in accordance with section VII of
          Exhibit I to determine Power Scheduling Costs for Bonneville's PNW AC Intertie.

       "Capacity Ownership Percentage" is as defined in subsection 1(k) of each Capacity Owner's Agreement.

     Power Scheduling Cost is determined in accordance with section VII of
     Exhibit I as of the Effective Date. If Exhibit I is amended pursuant to subsection 19(k) of the Agreement to provide that the Power Scheduling Cost determined in accordance with section VII of Exhibit I (and reflected in the Operating Plan for the fiscal year to which such Operating Plan pertains) is directly assigned to the Capacity Owners pursuant to such amended Exhibit I (and reflected in the Operating Plan for the fiscal year to which such Operating Plan pertains), the Capacity Ownership Percentage in the monthly charge calculation for such fiscal year shall be replaced by the ratio of (a) each Capacity Ownership Share to (b) the sum of all Capacity Ownership Shares.

     The monthly charge for the Power Scheduling rate shall be calculated using the forecast Power Scheduling Costs in the Operating Plan in effect during the month for which the monthly charge is calculated; provided, however, if the Operating Plan is amended during the fiscal year to which such Operating Plan pertains, the monthly charge for Power Scheduling Cost shall be calculated using the forecast Power Scheduling Cost less the Power Scheduling Cost already billed for such fiscal year for the remaining months of the fiscal year following such amendment.

G.   END OF TERM

     The monthly charge shall equals:

     End of Term Costs * Capacity Ownership Percentage
                                                      Exhibit B, Page 6 of 9
                                              Contract No. DE-MS79-94BP94521
                                           Puget Sound Power & Light Company




     -------------------------------------------------
                       Months

     Where


       "Months" is equal to 12, or, if the Operating Plan has, during the fiscal year to which such Operating Plan pertains, been amended with respect to End of Term Costs, the number of full months remaining in the fiscal year after such amended Operating Plan becomes effective for which Capacity Owners have not been billed.

       "End of Term Costs" means, upon and after the effective date of Exhibit B pursuant to this Agreement, Bonneville's costs associated with decommissioning the PNW AC Intertie determined in accordance with section VIII of Exhibit I.

       "Capacity Ownership Percentage" is as defined in subsection 1(k) of each Capacity Owner's Agreement.

     The monthly charge for the End of Term rate shall be calculated using the forecast End of Term Costs in the Operating Plan in effect during the month for which the monthly charge is calculated; provided, however, if the Operating Plan is amended during the fiscal year to which such Operating Plan pertains, the monthly charge for End of Term Costs shall be calculated using the forecast End of Term Costs less the End of Term Cost already billed for such fiscal year for the remaining months of the fiscal year following such amendment.

H.   REPLACEMENTS AND REINFORCEMENTS

     1.  For each Replacement, the charge equals:

            Replacement Cost * Capacity Ownership Percentage

     2.  For each Reinforcement, the charge equals:

         Reinforcement Cost * Capacity Ownership Percentage

     Where

       "Replacement Cost" means, upon and after the effective date of Exhibit B pursuant to this Agreement, for any Replacement, the Direct Costs, Indirect Costs, Overhead Costs, and AFUDC for such Replacement, all capitalized to plant-in-service together with (1) simple interest on the foregoing costs accrued from the date on which Bonneville stops accruing AFUDC on the foregoing costs until the due date of the bill to Capacity Owner for the foregoing costs pursuant to subparagraph 9(b)(2)(B) and (2) the costs of removal and any salvage credit associated with removal or replacement of
                                                      Exhibit B, Page 7 of 9
                                              Contract No. DE-MS79-94BP94521
                                           Puget Sound Power & Light Company



         existing facilities. Replacement Cost does not include capitalized general plant cost. The method for determining Replacement Costs for Bonneville's PNW AC Intertie is set forth in section III of
          Exhibit I.

       "Reinforcement Cost" means, upon and after the effective date of Exhibit B pursuant to this Agreement, for any Reinforcement, the Direct Costs, Indirect Costs, Overhead Costs, and AFUDC for such Reinforcement, all capitalized to plant-in-service together with
          (1) simple interest on the foregoing costs accrued from the date on which Bonneville stops accruing AFUDC on the foregoing costs until the due date of the bill to Capacity Owner for the foregoing costs pursuant to subparagraph 9(b)(2)(B) and (2) the costs of removal and any salvage credit associated with removal or replacement of existing facilities. Reinforcement Cost does not include capitalized general plant cost. The method for determining Reinforcement Costs for Bonneville's PNW AC Intertie is set forth in section III of Exhibit I.

       "Capacity Ownership Percentage" is as defined in subsection 1(k) of each Capacity Owner's Agreement.

     The charge for the Replacements and Reinforcements rate shall use the actual Replacement Cost and Reinforcement Cost in the Operating Plan.

SECTION III.  ADJUSTMENTS

     If an amendment to the Operating Plan results in a net amount that Bonneville owes the Capacity Owners pursuant to sections II.A-G or pursuant to section II.H, Bonneville shall refund such net amount pursuant to paragraph 9(f)(4) of the Agreement.

     The monthly charges assessed Capacity Owners under sections II.A-G shall be adjusted, and payment or refund made with interest, pursuant to paragraphs 9(b)(2) or 9(f)(4) of the Agreement, to reflect amendments to the Operating Plan that occur after the year to which such Operating Plan pertains. A Capacity Owner's share of the adjustment shall be determined using the same Capacity Ownership Percentage used in the billings under sections II.A-G during the fiscal year that such Operating Plan is effective.

B.   BILLING PROVISIONS

I.   General Provisions

     A.   Approval of Rates

     The annual costs rate shall become effective upon interim approval or upon final confirmation and approval by FERC. Bonneville will request FERC approval of such rate schedule effective on the first day of a Bonneville fiscal year.
                                                      Exhibit B, Page 8 of 9
                                              Contract No. DE-MS79-94BP94521
                                           Puget Sound Power & Light Company


     B.   Application of Billing Provisions

     These Billing Provisions shall apply to bills rendered by Bonneville pursuant to the annual costs rate.

     C.   Definition of Terms

     The meaning of terms used in the AC-95 rate shall be as defined in the Agreement or, if no definition is provided by the Agreement, such terms shall be defined according to applicable Federal law.

II.  Billing Information

     Payment of Bills

     Charges pursuant to the AC-95 rate shall be included in Bonneville's monthly power bill to Capacity Owner. Failure to receive a power bill shall not release Capacity Owner from liability for payment. Power bills for amounts due of $50,000 or more must be paid by direct wire transfer. If Capacity Owner anticipates special difficulties in meeting this requirement, Capacity Owner may request and Bonneville may approve an exemption from this requirement. Power bills for amounts due Bonneville under $50,000 may be paid by direct wire transfer or mailed to the Bonneville Power Administration, P.O. Box 6040, Portland, Oregon 97228-6040, or to another location as directed by Bonneville. The procedures to be followed in making direct wire transfers will be provided by Bonneville's Financial Services Group and updated as necessary.

     (1)  Computation of Bills

          (a) Bonneville shall bill Capacity Owner in accordance with the annual costs rate.

          (b) Capacity Owner shall provide necessary information to Bonneville for any computation required to determine proper charges pursuant to the Agreement and shall cooperate with Bonneville in the exchange of additional information which may be reasonably useful for respective operations.

          (c) Bills rendered pursuant to this Agreement shall be rounded to whole dollar amounts, by eliminating any amount which is less than 50 cents and increasing any amounts from 50 cents to 99 cents to the next higher whole dollar.


     (2)  Billing Month

     For charges pursuant to the annual costs rate the billing month shall be the same as for the power bill rendered by Bonneville to Capacity Owner.

     (3)  Due Date
                                                      Exhibit B, Page 9 of 9
                                              Contract No. DE-MS79-94BP94521
                                           Puget Sound Power & Light Company


     Charges pursuant to the annual costs rate shall be included in the power bill rendered by Bonneville to Capacity Owner and shall be due as part of the power bill when such power bill is due.

     (4)  Late Payment

     The penalties for failure to pay a bill in full on or before close of business on the due date shall be the same as those contained in the late payment provisions in Bonneville's General Transmission Rate Schedule Provisions in effect on the date of the bill; provided, however, that no other provision of any such General Transmission Rate Schedule Provisions, including, but not limited to, provisions regarding cancellation, termination, or suspension of service, shall have application with respect to the payment of any rate or charge pursuant to the annual costs rate set forth in Exhibit B. Bonneville's right to suspend service for late payment under the Agreement shall be pursuant to paragraph 9(e)(1) of this Agreement, which right shall in no way be limited by this section.

     (5)  Disputed Bills

     In the event of a disputed bill, full payment shall be rendered to Bonneville and the disputed amount noted. Disputed amounts are subject to the late payment provisions specified in section II(4) of the Billing Provisions of this Exhibit B. Bonneville shall separately account for the disputed amount. If it is determined that Capacity Owner is entitled to the disputed amount, Bonneville shall refund the disputed amount with interest, such interest to be determined by Bonneville's Financial Services Group. In the event that Bonneville and Capacity Owner do not resolve such dispute, Capacity Owner shall not be prevented by this section II(5)of the Billing Provisions of this Exhibit B from initiating arbitration pursuant to and to the extent allowed by section 15 of this Agreement.

     (6)  Revised Bills

     If Bonneville determines that it has over- or under-charged Capacity Owner due to a computational error or pursuant to an amendment to the Operating Plan in any given billing month, Bonneville may render to Capacity Owner a revised bill.

          (i) If the amount of the revised bill is less than or equal to the amount of the original bill for such billing month, the revised bill shall replace the original bill issued by Bonneville. The revised bill shall have the same date as the original bill.

          (ii) If the amount of the revised bill is greater than the amount of the original bill for such billing month, a new bill will be issued for the difference between the revised bill and the original bill. The date of the new bill shall be its date of issuance, and Capacity Owner shall make payment to Bonneville as specified in the Billing Provisions of this Exhibit B.
                                                     Exhibit C, Page 1 of 1
                                             Contract No. DE-MS79-94BP94521
                                          Puget Sound Power & Light Company
                                            Effective on the Effective Date


            CAPACITY OWNERSHIP SHARE, CAPACITY OWNERSHIP PERCENTAGE
                 SCHEDULING PERCENTAGE, AND SCHEDULING SHARE



Capacity Ownership
         Share          =     400 MW


Capacity Ownership
         Percentage     =     Capacity Ownership Share divided by
                                 Bonneville's PNW AC Intertie Rated
                                 Transfer Capability (1)


Scheduling Percentage   =     Capacity Ownership Share divided by
                                 PNW AC Intertie Rated Transfer Capability


Scheduling Share        =     Scheduling Percentage    PNW AC Intertie
                                 Operational Transfer Capability

- --------------------

(1) As of the Effective Date, Bonneville's PNW AC Intertie Rated Transfer Capability in a north-to-south direction, calculated in accordance with the Northwest Intertie Agreements equals 3450 MW (total PNW AC Intertie Rated Transfer Capability (4800MW) - Portland's PNW AC Intertie Rated Transfer Capability (950 MW) - PacifiCorp's PNW AC Intertie Rated Transfer Capability (400 MW)).
                                                      Exhibit D, Page 1 of 5
                                              Contract No. DE-MS79-94BP94521
                                           Puget Sound Power & Light Company
                                             Effective on the Effective Date

                        LUMP SUM PAYMENT CALCULATION
A.    SECOND 800 MW COSTS, ESTIMATED (1), ACTUAL (2), AND REVISED ACTUAL (3)
                                                 ($ in Thousands)

                                                        (2)        BPA's
                                              (1)       BPA's      Costs
FACILITIES WHOSE COSTS WILL BE ADJUSTED    BPA's Costs  Costs      Revised
Using Change Between Estimate And Actual   Estimated    Actual     Actual
- ----------------------------------------   -----------  --------   -------

 1. Alvey (Marion-Alvey Caps)              $5,739
 2. Slatt (Loop in - Breaker)               3,044
 3. Grizzly (BPA Breakers)                 11,044
 4. Loop into Slatt                           656
 5. Malin-Meridian loop into Captain Jack     982
 6. Alvey Substation - BPA                  8,168
 7. Dixonville - PacifiCorp                 8,635
 8. Meridian - PacifiCorp                   6,548
 9. Power System Control                    3,575
10. Alvey-Spencer - BPA                     1,346
11. Spencer-Dixonville - PacifiCorp        20,388
12. Dixonville-Meridian - PacifiCorp       32,140
                                          -------
    SUBTOTAL                              102,265

FACILITIES WHOSE COSTS WILL BE ADJUSTED USING CHANGE
BETWEEN ESTIMATE AND ACTUAL, MULTIPLIED BY 50 PERCENT

13. Captain Jack (BPA Breakers)           $14,335
14. Captain Jack (Communication
     and Control)                           5,100
15. Captain Jack (Series Capacitors)          722
16. Power System Control                    5,596
17. Captain Jack line to
    Oregon-Calif. border                    5,724
                                           ------
    SUBTOTAL                              $31,477
    50 PERCENT OF SUBTOTAL                 15,739
                                          -------
    TOTAL                                $118,004
                                          -------
- --------------------

(1) Based on mid-1989 program planning levels.
(2) Actual costs will be available approximately December 1995, or as soon as practicable thereafter. Supporting documentation will be provided including work orders and accounting data for each line item.
(3) For each calculation of the Revised Adjusted Capacity Ownership Price, Bonneville will include the revised actual costs of facilities pertaining to each such calculation of the Revised Adjusted Capacity Ownership
   Price.
                                                     Exhibit D, Page 2 of 5
                                              Contract No. DE-MS79-94BP94521
                                           Puget Sound Power & Light Company
                                             Effective on the Effective Date

B.  INITIAL, ADJUSTED, AND REVISED ADJUSTED CAPACITY OWNERSHIP PRICE (1)

                                             ($ in Millions)
                                       (1)           (2)        Revised
                                     Initial      Adjusted      Adjusted
                                     Capacity     Capacity      Capacity
                                     Ownership    Ownership     Ownership
                                     Price        Price         Price
    COST ITEM

1.  Second 800 MW                    $118         $___          $___

2.  AFUDC(3) on Second 800 MW       +  19        + ___         + ___

3.  Existing Support Facilities     +  19.1      +  19.1(4)    +  19.1(4)
                                      ---          ---           ---

4.  Total Cost(5)                    $156         $___          $___

5.  PRICE PER KW (CO-94)(6)          $215         $___          $___

- --------------------

(1) Initial, Adjusted, and Revised Adjusted Capacity Ownership Price are determined in accordance with the CO-94 rate in Exhibit A.

(2) Bonneville may make multiple calculations of the Revised Adjusted Capacity Ownership Price pursuant to paragraph 9(a)(3). For each calculation of the Revised Adjusted Capacity Ownership Price, Bonneville will include the column pertaining to such calculation and the columns for any previous calculations of the Revised Adjusted Capacity Ownership Price.

(3) AFUDC will be calculated in accordance with the CO-94 rate in Exhibit A.

(4) Not adjusted in calculating the Adjusted Capacity Ownership Price or the Revised Adjusted Capacity Ownership Price.

(5) Bonneville's indirect costs and overhead costs shall be included. Such indirect costs and overhead costs shall be allocated or distributed to the Third AC Intertie Project using the indirect and overhead allocation and distribution methodologies employed by Bonneville to allocate and distribute indirect and overhead costs to all of Bonneville's other capital projects during the time the Third AC Intertie Project was under construction. Such allocation or distribution methodologies shall not be required to meet any stricter standard of benefit to Bonneville's Third AC Intertie Project than with respect to any other transmission projects under construction at the same time.

(6) Price per kW is derived by dividing the Total Cost by 725 MW.
                                                       Exhibit D, Page 3 of 5
                                               Contract No. DE-MS79-94BP94521
                                            Puget Sound Power & Light Company
                                              Effective on the Effective Date



C.  INITIAL LUMP SUM PAYMENT


1.  Puget's Capacity Ownership Share         =     400 MW

2.  Initial Capacity ownership Price
                                             X     $215 ($215,000/MW)

3.  Initial Lump Sum Payment (1)
                                             =     $86,000,000

4.  Deduction:
      Negotiation Deposit with Interest (2)  -

5.  Due to Bonneville:                       =

- --------------------

(1) Initial Lump Sum Payment is calculated in accordance with section IV.A of the CO-94 rate in Exhibit A.

(2) Interest is calculated as specified in Bonneville's April 23, 1993, letter to Puget. The rate of interest for the computation is the interest rate applicable to 3-month Treasury Bills as specified in the FEDERAL RESERVE Statistical Release G.13. The rates are determined for the 3-month yield reported on the first day of the month of receipt of the negotiation deposit and on the first day of each subsequent third month thereafter. Interest is compounded quarterly from May 11, 1993, through the date Bonneville receives payment pursuant to paragraph 9(a)(1).

                                                       Exhibit D, Page 4 of 5
                                                        No. DE-MS79-94BP94521
                                            Puget Sound Power & Light Company
                                              Effective on the Effective Date


D.  ADJUSTED LUMP SUM PAYMENT

1.  Puget's Capacity Ownership Share         =     400 MW

2.  Adjusted Capacity Ownership Price
                                             X     $

3.  Adjusted Lump Sum Payment (1)            =

4.  Initial Lump Sum Payment                 -     ______________

5.  SUBTOTAL due to Bonneville, or Refund
    Due to Puget                             =

6.  Interest (2)                             +

7.  Due to Bonneville, or Refund
    Due to Puget                             =
- --------------------

(1) Adjusted Lump Sum Payment is calculated in accordance with the CO-94 rate in Exhibit A.

(2) Interest will be calculated in accordance with the CO-94 rate in Exhibit A using the weighted average interest rate on Bonneville's outstanding bonds. Simple interest will be accrued from the date Bonneville receives payment pursuant to paragraph 9(a)(1) through the date Bonneville or Puget receives payment pursuant to subparagraph 9(a)(2)(B).


                                                       Exhibit D, Page 5 of 5
                                               Contract No. DE-MS79-94BP94521
                                            Puget Sound Power & Light Company
                                              Effective on the Effective Date


E.  REVISED ADJUSTED LUMP SUM PAYMENT

1.  Puget's Capacity Ownership Share         =     400 MW

2.  Current Revised Adjusted Capacity
    Ownership Price                          x     $

3.  Current Revised Adjusted Lump Sum
    Payment (1)                              =

4.  Adjusted Lump Sum Payment/immediately    -     ____________________
    preceding Revised Adjusted Lump Sum
    Payment

5.  SUBTOTAL due to Bonneville, or Refund
    Due to Puget                             =

6.  Interest (2)                             +

7.  Due to Bonneville, or Refund
    Due to Puget                             =

- --------------------

(1) Revised Adjusted Lump Sum Payment is calculated in accordance with the CO-94 rate in Exhibit A. Bonneville will calculate a Revised Adjusted Lump Sum Payment each time a Revised Adjusted Capacity Ownership Price is calculated pursuant to paragraph 9(a)(3).

(2) Interest will be calculated in accordance with the CO-94 rate in Exhibit A using the weighted average interest rate on Bonneville's outstanding bonds. Simple interest will be accrued from (a) the date Bonneville or Puget receives payment with respect to the Adjusted Lump Sum Payment pursuant to paragraph 9(a)(2)(B) or (b) the date Bonneville or Puget receives payment with respect to the Revised Adjusted Lump Sum Payment immediately preceding the current Revised Adjusted Lump Sum Payment through the date Bonneville or Puget receives payment with respect to the current Revised Adjusted Lump Sum Payment pursuant to subparagraph 9(a)(3)(B).

                                                       Exhibit E, Page 1 of 1
                                               Contract No. DE-MS79-94BP94521
                                            Puget Sound Power & Light Company
                                              Effective on the Effective Date



                             Transmission Loss Factors


A. The transmission loss factor to be applied to Puget's schedules for transactions transmitted on Puget's Scheduling Share shall be 2.5 percent.

B. The transmission loss factor to be applied to Puget's schedules for transactions transmitted pursuant to subparagraph 3(b)(1)(C) shall be
     3.0 percent.

                                                    Exhibit F, Page 1 of 10
                                              Contract No. DE-MS79-94BP94521
                                           Puget Sound Power & Light Company
                                             Effective on the Effective Date


                         BONNEVILLE'S PNW AC INTERTIE

A.  TRANSMISSION LINE FACILITIES
                                                           % APPLICABLE TO
                                          % BPA OWNED      PNW AC INTERTIE
                                          -----------      ---------------
 1. McNary-John Day 500 kV Line               100               100
    ---------------------------
    Loop into Slatt:
    ---------------
      McNary-Slatt Str. 108/1 to
      substation dead end tower,
      155 meters
      Slatt-John Day Str. 1/1 to
      substation dead end tower,
      194 meters
 2. John Day-Grizzly No. 1 500 kV             100               100
 3. John Day-Grizzly No. 2 500 kV             100               100
 4. Grizzly-Captain Jack No. 1 500 kV         100               100
 5. Captain Jack-Malin No. 1 500 kV           100               100
 6. Buckley-Grizzly 500 kV                    100                57
 7. Grizzly-Summer Lake 500 kV                100                57
 8. 500 kV double circuit between             100                25
    Buckley and Marion that supports
    the Buckley-Marion No. 1 and the
    Ashe-Marion No. 2 500 kV circuits
    (Str. No. 1/3 to Marion, 159 km)
 9. Marion-Alvey 500 kV                       100                50
10. Captain Jack-COB (10 km) 500 kV           100               100
11. Alvey-Dixonville 500 kV                    50               100
12. Dixonville-Meridian 500 kV                 50               100


B.  SUBSTATION FACILITIES (1)(2)

                                                           % APPLICABLE TO
                                          % BPA OWNED      PNW AC INTERTIE
                                          -----------      ---------------

 1. SLATT 500 kV (Dispatch one-line
    diagram No. 228962)
    John Day line terminal
    ----------------------
      New Breaker D#5021                      100               100
      Existing 500 kV MOD D#5020/7022         100               100
      New 500 kV MOD D#5022                   100               100
      Existing 500 kV MOD D#5019              100                50
      Existing Breaker D#5018                 100                50
                                                     Exhibit F, Page 2 of 10
                                              Contract No. DE-MS79-94BP94521
                                           Puget Sound Power & Light Company
                                             Effective on the Effective Date

                                                           % APPLICABLE TO
                                          % BPA OWNED      PNW AC INTERTIE
                                          -----------      ---------------

      Associated Terminal Arresters           100               100
      Associated Line PTs                     100               100
    McNary line terminal
    --------------------
      500 kV MOD D#5023/7847                  100               100
      Associated Terminal Arresters           100               100
      Associated Line PTs                     100               100
    Station General
 2. JOHN DAY 500 kV (Dispatch one-line
    diagram No. 132281)
    Grizzly No.2 line terminal
    --------------------------
      Breaker D#4131                          100                50
      Breaker D#4134                          100               100
      MOD D#4132                              100                50
      MOD D#4133/7867                         100               100
      MOD D#4135                              100               100
      Associated Line PTs                     100               100
    Grizzly No.1 line terminal
    --------------------------
      Breaker D#4140                          100                50
      Breaker D#4143                          100               100
      MOD D#4141                              100                50
      MOD D#4142/7869                         100               100
      MOD D#4144                              100               100
      Associated Terminal Arresters           100               100
      Associated Line PTs                     100               100
    Station General
 3. BUCKLEY 500 KV, GAS INSULATED
    SUBSTATION (Dispatch one-line
    diagram No. 232583)
    Slatt No. 1 line terminal
    -------------------------
      Breaker D#4967                          100                57
      Isolating switch D#4966/7328            100                57
      Isolating switch D#4968/7355            100                57
      Ground switch D#7415                    100                57
      Associated Terminal Arresters           100                57
      Associated Line PTs                     100                57
    Summer Lake No. 1 line terminal
    -------------------------------
      Breaker D#4961                          100                57
                                                     Exhibit F, Page 3 of 10
                                              Contract No. DE-MS79-94BP94521
                                           Puget Sound Power & Light Company
                                             Effective on the Effective Date

                                                           % APPLICABLE TO
                                          % BPA OWNED      PNW AC INTERTIE
                                          -----------      ---------------

      Isolating switch D#4960/7312            100                57
      Isolating switch D#4962/7313            100                57
      Ground switch D#7311                    100                57
      Associated Terminal Arresters           100                57
      Associated Line PTs                     100                57
    Marion No. 1 line terminal
    --------------------------
      Breaker D#4964                          100                57
      Isolating switch D#4963/7314            100                57
      Isolating switch D#4965/7321            100                57
      Ground switch D#7477                    100                57
      Associated Terminal Arresters           100                57
      Associated Line PTs                     100                57
    Station General
 4. MARION 500 kV (Dispatch one-line
    diagram No. 136180)
    Buckley line terminal
    ---------------------
      Breaker D#4389                          100                50
      Breaker D#4386                          100                25
      MOD D#4387                              100                25
      MOD D#4390                              100                50
      MOD D#4388/7751                         100                50
      Associated Line PTs                     100                50
    Alvey line terminal
    -------------------
      Breaker D#4374                          100                50
      Breaker D#4377                          100                25
      MOD D#4376                              100                25
      MOD D#4375/7922                         100                50
      MOD D#4373                              100                50
      Associated Line PTs                     100                50
    Station General
 5. ALVEY 500 kV (Dispatch one-line
    diagram No. 121424)
    Bank No. 5 terminal
    -------------------
      Breaker D#5081                           50               100
      MOD D#5080                               50               100
      MOD D#5082                               50               100
      MOD D#5090                               50               100
                                                     Exhibit F, Page 4 of 10
                                              Contract No. DE-MS79-94BP94521
                                           Puget Sound Power & Light Company
                                             Effective on the Effective Date

                                                           % APPLICABLE TO
                                          % BPA OWNED      PNW AC INTERTIE
                                          -----------      ---------------

      MOD D#5089/8157                          50               100
      Associated Terminal Arresters            50               100
      Associated Line PTs                      50               100
    Marion No. 1 line terminal
    --------------------------
      Breaker D#5084                           50               100
      MOD D#5083/8155                          50               100
      MOD D#5085                               50               100
      Associated Terminal Arresters            50               100
      Associated Line PTs                      50               100
    Dixonville No. 1 line terminal
    ------------------------------
      Breaker D#5087                           50               100
      MOD D#5086/8156                          50               100
      MOD D#5088                               50               100
      Associated Terminal Arresters            50               100
      Associated Line PTs                      50               100
    500 kV Series Capacitor Bank               50               100
    ---------------------------
    (Marion-Alvey 500 kV line)
      MODs D#5100/8160,5101/8159,
      5102/8158                                50               100
      Bypass breaker D#5103                    50               100
    Station General
 6. BPA/PACIFICORP DIXONVILLE 500 kV STATION
    (PacifiCorp's one-line diagram PD-40020)
   Note: PacifiCorp will be invoicing BPA for any future replacements of these items listed consistent with Exhibit C of Bonneville-PacifiCorp Amendatory Agreement No. 2 to Contract No. DE-MS79-86BP92299, as revised or amended.
   For Alvey and Meridian line terminals
   -------------------------------------
      Breakers 11U1, 11U2, 11U3                50               100
      Isolating MODs 11U701, 11U700/ 11U507,
      11U702, 11U703/11U505, 11U704, 11U705/
      11U506, 11U706, 11U707, 11U708/11U501    50               100
      Two sets of line terminal PTs            50               100
      Two sets of line terminal arresters      50               100
                                                     Exhibit F, Page 5 of 10
                                              Contract No. DE-MS79-94BP94521
                                           Puget Sound Power & Light Company
                                             Effective on the Effective Date

                                                           % APPLICABLE TO
                                          % BPA OWNED      PNW AC INTERTIE
                                          -----------      ---------------

    Series Capacitor Bank in Alvey-            50               100
    Dixonville 500 kV line and
    associated isolating devices
    180 MVAR Shunt Reactor Bank S664, 665,     50               100
    666, 667 and associated arresters,
    PTs, and isolating devices
    Station General
 7. BPA/PACIFICORP MERIDIAN 500 kV
    YARD (PacifiCorp's one-line diagram
    PD-32976)
   Note: PacifiCorp will be invoicing BPA for any future replacements of these items listed consistent with Exhibit C of Bonneville-PacifiCorp Amendatory Agreement No. 2 to Contract No. DE-MS79-86BP92299.
   For Dixonville line terminal
   ---------------------------
      Breakers 11R2, 11R6                      50                50
      Isolating MODs 11R702, 11R703/          100               100
      11R501, 11R704, 11R710, 11R711
      One set of line PTs                      50               100
      One set of line terminal arresters       50               100
      for the Dixonville line and one set
      for the Captain Jack line
      180 MVAR Shunt Reactor Bank S690,        50               100
      691 ,692, 693 and associated
      arresters, PTs, and isolating devices
      Series Capacitor Bank in the             50               100
      Dixonville- Meridian 500 kV line
      and associated isolating devices.
    Station General
 8. GRIZZLY 500 kV (Dispatch one-line
    diagram No. 103924)
    John Day No. 1 line terminal
    ----------------------------
      Breaker D#4058                          100               100
      Breaker D#5040                          100               100
      MOD D#4059                              100               100
      MOD D#4057/7848                         100               100
                                                     Exhibit F, Page 6 of 10
                                              Contract No. DE-MS79-94BP94521
                                           Puget Sound Power & Light Company
                                             Effective on the Effective Date

                                                           % APPLICABLE TO
                                          % BPA OWNED      PNW AC INTERTIE
                                          -----------      ---------------

      MOD D#4056                              100               100
      MOD D#5039                              100               100
      Associated Terminal Arresters           100               100
      Associated Line PTs                     100               100
    John Day No. 2 line terminal
    ----------------------------
      Breaker D#4042                          100               100
      Breaker D#4046                          100               100
      MOD D#4043                              100               100
      MOD D#4044/7845                         100               100
      MOD D#4045                              100               100
      MOD D#4047                              100               100
      Associated Terminal Arresters           100               100
      Associated Line PTs                     100               100
    Buckley No. 1 line terminal
    ---------------------------
      Breaker D#5031                          100               100
      Breaker D#5028                          100               100
      MOD D#5032                              100               100
      MOD D#5030/8122                         100               100
      MOD D#5029                              100               100
      MOD D#5027                              100               100
      Associated Line PTs                     100               100
    Captain Jack No. 1 line terminal
    --------------------------------
      Breaker D#5037                          100               100
      Breaker D#5034                          100               100
      MOD D#5038                              100               100
      MOD D#5036/8123                         100               100
      MOD D#5035                              100               100
      MOD D#5033                              100               100
      Associated Terminal Arresters           100               100
      Associated Line PTs                     100               100
    Summer Lake line terminal
    -------------------------
      Breaker D#5025                          100               100
      MOD D#5026/8121                         100               100
      MOD D#5024                              100               100
      Associated Terminal Arresters           100               100
      Associated Line PTs                     100               100
                                                     Exhibit F, Page 7 of 10
                                              Contract No. DE-MS79-94BP94521
                                           Puget Sound Power & Light Company
                                             Effective on the Effective Date

                                                           % APPLICABLE TO
                                          % BPA OWNED      PNW AC INTERTIE
                                          -----------      ---------------

    180 MVAR Reactor Bank No. 1               100               100
    ---------------------------
      Breaker D#4222                          100               100
      Isolating Switch D#4060                 100               100
      Associated Arresters                    100               100
    300 MVAR Reactor Bank No. 2               100               100
    ---------------------------
      Breaker D#4720                          100               100
      Isolating Switch D#4719                 100               100
      Associated Arresters                    100               100
      300 MVAR Reactor Bank No. 3 and         100               100
      Neutral Reactor
      Breaker D#4038                          100               100
      Isolating Switch D#4062                 100               100
      Neutral isolating switch D#4109/4081    100               100
      Associated Arresters                    100               100
      Associated PTs                          100               100
      North Main Bus 500 kV PTs               100               100
      South Main Bus 500 kV PTs               100               100
    Station General
 9. SAND SPRING 500 kV COMPENSATION
    STATION (Dispatch one-line
    diagram No. 142239)
    Series Cap.Bank No. 1                     100               100
    ---------------------
    (Grizzly-Captain Jack line)
    and associated equipment
    Series Cap. Bank No. 3                    100               100
    ----------------------
    (Grizzly-Summer Lake line)
     and associated equipment
    Station General
10. FORT ROCK 500 kV COMPENSATION STATION
    (Dispatch one-line diagram No. 142237)
    Series Cap. Bank No. 1                    100               100
    ----------------------
    (Grizzly-Captain Jack line)
    and associated equipment
    Series Cap. Bank No. 3                    100               100
    ---------------------------
    (Grizzly-Summer Lake line)
    and associated equipment
    Station General
11. SYCAN 500 kV COMPENSATION STATION
    (Dispatch one-line diagram No. 142238)
                                                     Exhibit F, Page 8 of 10
                                              Contract No. DE-MS79-94BP94521
                                           Puget Sound Power & Light Company
                                             Effective on the Effective Date

                                                           % APPLICABLE TO
                                          % BPA OWNED      PNW AC INTERTIE
                                          -----------      ---------------

    Series Cap. Bank No. 1                    100               100
    ----------------------
    (Grizzly- Captain Jack line) and
    associated equipment
    Series Cap. Bank No. 3                     65               100
    ----------------------
    (Summer Lake-Malin line) and
    associated equipment but EXCLUDING
    the bypass MOD D#5065 and
    transmission tower
    Station General
12. SUMMER LAKE 500 kV (Dispatch one-
    line diagram No. 232667)
    Grizzly line terminal
    ----------------------
    (formerly Buckley-Ponderosa Tap)
      Breaker D#4959                          100                57
      MOD D#4955                              100                57
      MOD D#4956/7309                         100                57
      Associated Terminal Arresters           100                57
      Associated Line PTs                     100                57
    Malin line terminal
    -------------------
      Line protective relays                    0               100
    Station General
13. MALIN 500 kV (Dispatch one-
    line diagram No. 103923)
    Captain Jack No. 1 line terminal
    --------------------------------
      Breaker D#4066                          100               100
      Breaker D#4064                          100               100
      MOD D#4068                              100               100
      MOD D#4067/7849                         100               100
      MOD D#4065
      Associated Terminal Arresters           100               100
      Associated Line PTs                     100               100
    Round Mountain line No. 1 terminal
    ----------------------------------
      Breaker D#4186                           50               100
      MOD D#4063/7970                         100               100
      MOD D#4185                               50               100
      MOD D#4187                               50               100
      Associated Terminal Arresters           100               100
      Associated Line PTs                     100               100
    Round Mountain line No. 2 terminal
    ----------------------------------
                                                     Exhibit F, Page 9 of 10
                                              Contract No. DE-MS79-94BP94521
                                           Puget Sound Power & Light Company
                                             Effective on the Effective Date

                                                           % APPLICABLE TO
                                          % BPA OWNED      PNW AC INTERTIE
                                          -----------      ---------------

      Breaker D#4582                           50               100
      MOD D#4583                               50               100
      MOD D#4581                               50               100
      MOD D#4074/7856                          75               100
    Grizzly No. 2/Round Mountain No. 2
    ----------------------------------
    line position
    -------------
      Breaker D#4072                           75               100
      MOD D#4073                               75               100
    North Main Bus 500 kV PTs                 100               100
    -------------------------
    South Main Bus 500 kV PTs                  50               100
    -------------------------
    300 MVAR Shunt Reactor Bank No. 1         100               100
    ---------------------------
    and associated arresters and
    isolating devices (D#4327, 4393)          100               100
    2-239 MVAR Shunt Cap. Banks and
    ---------------------------
    associated isolating devices (D#4183,
    4181, 4184, 4182, 8065, 8066)
    Line protective relays for Summer           0               100
    ---------------------------------
    Lake line
    ---------
    Station General
14. CAPTAIN JACK 500 kV (Dispatch one-line
    diagram No. 248548)
    Series Cap. Bank No. 1
    ----------------------
    (Captain Jack-Olinda line)                100               100
      MODs D#4974/8101, 4973/8099,            100               100
      4975/ 8100
      Bypass breaker D#4971, 4972
    Grizzly No. 1 line terminal
    ---------------------------
      Breaker D#4990                          100               100
      Breaker D#4993                          100               100
      MOD D#4989                              100               100
      MOD D#4991/8104                         100               100
      MOD D#4992                              100               100
      MOD D#4994/8105                         100               100
      Associated Terminal Arresters           100               100
      Associated Line PTs                     100               100
    Malin No. 1 line terminal
    -------------------------
      Breaker D#4996                          100               100
                                                    Exhibit F, Page 10 of 10
                                              Contract No. DE-MS79-94BP94521
                                           Puget Sound Power & Light Company
                                             Effective on the Effective Date

                                                           % APPLICABLE TO
                                          % BPA OWNED      PNW AC INTERTIE
                                          -----------      ---------------


      MOD D#4995                              100               100
      MOD D#4997                              100               100
      Associated Terminal Arresters           100               100
      Associated Line PTs                     100               100
    Olinda No. 1 line terminal
    --------------------------
      Breaker D#4977                          100               100
      Breaker D#4980                          100               100
      MOD D#4976                              100               100
      MOD D#4978                              100               100
      MOD D#4979                              100               100
      MOD D#4981                              100               100
      Associated Terminal Arresters           100               100
      Associated Line PTs (2 sets)            100               100
    North Main Bus 500 kV PTs                 100               100
    -------------------------
    South Main Bus 500 kV PTs                 100               100
    Station General
15. CHIEF JOSEPH SUBSTATION (Dispatch         100               100
    one-line diagram No. 124313)
    230kV, 1400 MW Braking Resistor
    -------------------------------
    Includes  breaker dispatch No. A-594,
    a high speed vacuum switch and one 230 kV
    isolating switch in Bay 12
    -----------------------------

(1) Station General will be allocated to each substation according to Bonneville's standard methodology.

(2) Each substation includes associated relays.
                                                       Exhibit G, Page 1 of 1
                                               Contract No. DE-MS79-94BP94521
                                            Puget Sound Power & Light Company
                                              Effective on the Effective Date



                               CAPACITY OWNERS


                                         CAPACITY         CAPACITY
                        CONTRACT        OWNERSHIP        OWNERSHIP
CAPACITY OWNER           NUMBER         SHARE (MW)      PERCENTAGE

PNGC               DE-MS79-94BP94523        50              1.4
Puget              DE-MS79-94BP94521       400             11.6
Seattle            DE-MS79-94BP94522       160              4.6
Snohomish          DE-MS79-94BP94525        42              1.2
Tacoma             DE-MS79-94BP94524        41              1.1




PNGC:       Pacific Northwest Generating Cooperative
Puget:      Puget Sound Power & Light Company
Seattle:    City of Seattle, City Light Department
Snohomish:  Public Utility District No. 1 of Snohomish County
Tacoma:     Tacoma Public Utilities

                                                       Exhibit H, Page 119 of
6
                                               Contract No. DE-MS79-94BP94521
                                            Puget Sound Power & Light Company
                                              Effective on the Effective Date


              Provisions Required by Statute or Executive Order


1.   Contract Work Hours and Safety Standards Act (40 U.S.C. & 327, et seq.).
     -----------------------------------------------------------------------
     (a)  Overtime Requirements.
          ---------------------
     Puget, contracting for any part of the contract work which may require or involve the employment of laborers or mechanics, shall not require or permit any such laborers or mechanics in any workweek in which the individual is employed on such work to work in excess of 40 hours in such workweek unless such laborer or mechanic receives compensation at a rate not less than 1-1/2 times the basic rate of pay for all hours worked in excess of 40 hours in such workweek.

     (b)  Violation:  liability for unpaid wages; liquidated damages.
          ----------------------------------------------------------
     In the event of any violation of the provisions set forth in section 1 of this Exhibit H, Puget and any subcontractor responsible therefore shall be liable for the unpaid wages. In addition, Puget and such subcontractor shall be liable to the United States for liquidated damages. Such liquidated damages shall be computed with respect to each individual laborer or mechanic employed in violation of the provisions set forth in section 1 of this Agreement in the sum of $10.00 for each calendar day on which such individual was required or permitted to work in excess of the standard workweek of 40 hours without payment of the overtime wages required by provision set forth in section 1 of this Exhibit.

     (c)  Withholding for unpaid wages and liquidated damages.
          ---------------------------------------------------
     The person designated in writing by Bonneville's Administrator with the Authority to enter into, administer, modify, suspend or terminate this Exhibit, make related determinations and findings and bind Bonneville only to the extent of delegated authority shall upon his or her own action or upon written request of an authorized representative of the Department of Labor withhold or cause to be withheld, from any moneys payable on account of work performed by Puget or its subcontractor, if any, under any such contract or any other federal contract subject to the Contract Work Hours and Safety Standards Act which is held by the same prime contractor, such sums as may be determined to be necessary to satisfy any liabilities of Puget or such subcontractor for unpaid wages and liquidated damages as provided in section 2 of this Exhibit.

2.   Convict Labor (Exec. Order No. 11755, Dec. 29, 1979).
     ----------------------------------------------------
     In connection with the performance or work under this Agreement, Puget and any subcontractor, if any agrees not to employ any person undergoing sentence of imprisonment except as otherwise provided by law.


                                                       Exhibit H, Page 2 of 6
                                               Contract No. DE-MS79-94BP94521
                                            Puget Sound Power & Light Company
                                              Effective on the Effective Date

3.   Equal Opportunity (Exec. Order No. 11246, Sep. 24, 1965).
     --------------------------------------------------------
     (a) If , during any 12-month period (including the 12 months preceding the award of this contract), Puget has been or is awarded nonexempt federal contracts and/or subcontracts that have an aggregate value in excess of $25,000.00, Puget shall comply with sections 3(b)(1) through 3(b)(11) below. Upon request, Puget shall provide information necessary to determine the applicability of this clause.

     (b)  During performance of this Agreement, Puget agrees as follows:

          (1) Puget shall not discriminate against any employee or applicant for employment because of race, color, religion, sex or national origin.

          (2) Puget shall take affirmative action to ensure that applicants are employed, and that employees are treated during employment, without regard to their race, color, religion, sex or national origin. Such action shall include, but not be limited to:
          (1) employment; (2) upgrading; (3) demotion; (4) transfer;
          (5) recruitment or recruitment advertising; (6) layoff or termination; (7) rates of pay or other forms of compensation; and
          (8) selection for training, including apprenticeship.

          (3) Puget shall post in conspicuous places, available to employees and applicants for employment, the notices that explain this clause, such notices to be provided by the person designated in writing by Bonneville's Administrator with the authority to enter into, administer, modify, suspend or terminate this Agreement, make related determinations and findings and bind Bonneville only to the extent of delegated authority (Contracting Officer).

          (4) Puget shall, in all solicitations or advertisements for employees placed by or on behalf of Puget, state that all qualified applicants will receive consideration for employment without regard to race, color, religion, sex or national origin.

          (5) Puget shall send, to each labor union or representative or of workers with which it has a collective bargaining agreement or other contract or understanding, the notice provided by the Contracting Officer advising the labor union or workers' representative of Puget's commitments under this clause, and post copies of the notice in conspicuous places available to employees and applicants for employment.

          (6)  Puget shall comply with Executive Order No. 11246,
          Sep. 24, 1965 (30 Fed. Reg. 12319), as amended, and the rules, regulations and orders of the Secretary of Labor.

          (7) Puget shall furnish to Bonneville all information required by Executive Order No. 11246, as amended, and by the rules, regulations and orders of the Secretary of Labor. Standard Form
                                                       Exhibit H, Page 3 of 6
                                               Contract No. DE-MS79-94BP94521
                                            Puget Sound Power & Light Company
                                              Effective on the Effective Date


          100 (EEO-1), or any successor form, is the prescribed form to be filed within 30 days following the award of this contract, unless filed within 12 months preceding the date of the award of this contract.

          (8) Puget shall permit access to its books, records and accounts by Bonneville or the Office of Federal Contract Compliance Programs (OFCCP) for purpose of investigation to ascertain Puget's compliance with such rules, regulations and orders.

          (9) If the OFCCP determines that Puget is not in compliance with this clause or any rule, regulation or order of the Secretary of Labor, this Agreement may be canceled, terminated, or suspended in whole or in part and Puget may be declared ineligible for further Government contracts, under the procedures authorized in Executive Order No. 11246, as amended. In addition, sanctions may be imposed and remedies invoked against Puget as provided in Executive Order No. 11246, as amended, the rules, regulations and orders of the Secretary of Labor, or as otherwise provided by law.

          (10) Puget shall include the terms and conditions of sections 3(b)(1) through 3(b)(11) of this Exhibit in every subcontract or purchase order that is not exempted by the rules, regulations, or orders of the Secretary of Labor issued under Executive Order No. 11246, as amended, so that these terms and conditions will be binding upon each subcontractor or vendor.

          (11) Puget shall take such action with respect to any subcontract or purchase order as may direct as means of enforcing these terms and conditions, including sanctions for noncompliance: Provided, that if Puget becomes involved in, or is threatened with, litigation with a subcontractor or vendor as a result of any direction, Puget may request the Government to enter into the litigation to protect the interest of the United States.

     (c) Notwithstanding any other clause in this Agreement, disputes relative to this clause will be governed by the procedures in 41 CFR 66-1.1.

4.   Certification of Non-segregated Facilities (48 CFR Section 22.810).
     ------------------------------------------------------------------
     (a) Puget certifies that it does not and will not maintain or provide for employees any segregated facilities at any of its establishments and that it does not and will not permit its employees to perform their services at any location under its control where segregated facilities are maintained. Puget agrees that a breach of this certification is a violation of section 3 (the Equal Opportunities Clause) of this Exhibit.

     (b) Puget agrees that it will (1) obtain identical certifications from proposed subcontractors prior to the award of subcontracts exceeding $10,000.00 which are not exempt from the provisions of the Equal

                                                       Exhibit H, Page 4 of 6
                                               Contract No. DE-MS79-94BP94521
                                            Puget Sound Power & Light Company
                                              Effective on the Effective Date

         Opportunity Clause; (2) retain such certifications in its files (3) forward the following notice to such proposed subcontractors, except where the proposed subcontractors have submitted identical certifications of specific time periods:

          "Notice to Prospective Subcontractors of Requirement for Certifications of Non-segregated Facilities.

          "A Certification of Non-segregated Facilities must be submitted prior to the award of a subcontract under which the subcontractor will be subject to the Equal Opportunity clause. This certification may be submitted either for each subcontract or for all subcontracts during a period (i.e., quarterly, semiannually or annually)."

5.   Officials Not to Benefit (41 U.S.C. Section 22).
     -----------------------------------------------
     No member of or delegate to Congress, or resident commissioner, shall be admitted to any share or part of this Agreement or to any benefit arising from it. However, this clause does not apply to this Agreement to the extent that this Agreement is made with a corporation for the corporation's general benefit.

6.   Bonneville's Obligations Not General Obligations of the United States
     ---------------------------------------------------------------------
     (16 U.S.C. Section 839(j)).
     -------------------------
     None of the offerings of obligations, or promotional materials for such obligations, which may be offered by Puget to fund its activities pursuant to this Agreement, shall be construed to be, general obligations of the United States, nor are such obligations intended to be or are they secured by the full faith and credit of the United States.

7.   Small Business Act (15 U.S.C. Sections 631 and 637).
     ---------------------------------------------------
     (a) It is the policy of the Government that small business concerns owned and controlled by socially and economically disadvantaged individuals shall have the maximum practicable opportunity to participate in the performance of contracts let by any federal agency.

     (b) Puget hereby agrees to carry out the policy set forth in 7(a) in awarding subcontracts to the fullest extent consistent with the efficient performance of this Agreement. Puget further agrees to cooperate on any studies or surveys as may be conducted by the United States Small Business Administration or Bonneville as may be necessary to determine the extent of Puget's compliance with this clause.

     (c) As used in this agreement the term "small business concern" shall mean a small business as defined in section 3 of Small Business Act
                                                       Exhibit H, Page 5 of 5
                                                       Exhibit H, Page 5 0f 6
                                               Contract No. DE-MS79-94BP94521
                                            Puget Sound Power & Light Company
                                              Effective on the Effective Date


     (15 U.S.C. Section 632) and relevant regulations promulgated pursuant thereto. The term "small business concern owned and controlled by socially and economically disadvantaged individuals" shall mean a small business concern:

          (1) which is at least 51 percent owned by one or more socially disadvantaged individuals; or, in the case of any publicly owned business, at least 51 percent of the stock of which is owned by one or more socially or economically disadvantaged individuals; and
          (2) whose management and daily business operations are controlled by one or more such individuals.

          Puget shall presume that socially and economically disadvantaged individuals include Black Americans, Hispanic Americans, Native Americans, Asian Pacific Americans and other minorities, or any other individual found to be disadvantaged by the United States Small Business Administration pursuant to section 8(a) of the Small Business Act.

     (d) Puget acting in good faith may rely on written representations by its subcontractor regarding its status as either a small business concern or a small business concern owned and controlled by socially and economically disadvantaged individuals.

8.   Other Statutes, Executive Orders and Regulations.
     ------------------------------------------------
     (a) Puget agrees to comply with the following statutes, executive orders and regulations to the extent applicable:

          (1) False Claims Act, 31 U.S.C. Section 3729, et seq. Whoever makes or presents to any person or officer in the civil military or naval service of the United States, or to any department or agency thereof, any claim upon or against the United States, or any department or agency thereof, knowing such claim to be false, fictitious or fraudulent, shall be fined not more than $10,000.00 or imprisoned not more than 5 years, or both;

          (2) Rehabilitation Act of 1973, 29 U.S.C. Section 793, as amended, Executive Order No. 11758, Jan. 15, 1974, and the regulations of the Secretary of Labor, 41 CFR Part 60-250, et seq., which concern affirmative action for handicapped workers;

          (3)  Vietnam Era Veterans Readjustment Assistance Act of 1972,
          38 U.S.C. Sections 101, 102, 240, 241, 1502, 1504, 1507, as
          amended, and the clauses contained in 41 CFR Part 60-250, et seq., which concern affirmative action for disabled veterans and veterans of the Vietnam Era;

          (4) Executive Order No. 11625, Oct. 13, 1971, and implementing regulations which concern utilization of small disadvantaged business concerns;


                                                       Exhibit H, Page 6 of 6
                                               Contract No. DE-MS79-94BP94521
                                            Puget Sound Power & Light Company
                                              Effective on the Effective Date




          (5)  Anti-Kickback Act, 41 U.S.C. Section 51, et seq.; and

          (6)  Privacy Act of 1974, 5 U.S.C. Section 552a

     (b) Puget agrees to comply with requirements deemed necessary by Bonneville in order to implement Bonneville's obligations under the National Historic Preservation Act of 1966, U.S.C. Section 470, et seq.


                                                      Exhibit I, Page 1 of 15
                                               Contract No. DE-MS79-94BP94521
                                            Puget Sound Power & Light Company
                                 Effective on the effective date of Exhibit B


                      BONNEVILLE'S PNW AC INTERTIE COSTS

All costs in sections I through VIII of this Exhibit I shall be subject to the following provisions:

PURPOSE
- -------
Bonneville shall determine and calculate Operations Costs, Maintenance Costs, Replacement Costs and Reinforcement Costs, General Plant Costs, Other Costs, Contracts and Rates Costs, Power Scheduling Costs, and End of Term Costs with respect to Bonneville's PNW AC Intertie in accordance with this Exhibit I. None of Operations Costs, Maintenance Costs, Replacement Costs and Reinforcement Costs, General Plant Costs, Other Costs, Contracts and Rates Costs, and End of Term Costs (each of the foregoing for purposes of this sentence, a Cost) shall include any other Cost.

SOURCE OF INFORMATION AND COSTS
- -------------------------------
Bonneville shall forecast in accordance with this Exhibit I the costs reflected in any Operating Plan pursuant to Schedules A through H of this Exhibit using the most detailed information available to Bonneville from its budget process at the time the forecast is made. Bonneville shall determine the actual costs reflected in any Operating Plan pursuant to Schedules A through H, using Bonneville's then existing accounting system in accordance with this Exhibit I. All costs reflected in Schedules A through H shall be net of credit.

Bonneville shall determine its overall overhead and overall indirect costs. A portion of Bonneville's overall overhead and indirect costs shall be allocated to such total system operations costs (pursuant to section I below), total system maintenance costs (pursuant to section II below), total capital costs (pursuant to sections III and IV below), Other Costs (pursuant to section V below), Contracts and Rates Costs (pursuant to section VI below), Power Scheduling Costs (pursuant to section VII below), and End of Term Costs (pursuant to section VIII below) using Bonneville's normal allocation or distribution methodologies for such costs, as such methodologies may be changed by Bonneville from time to time. Such allocations or distribution methodologies shall not be required to meet any stricter standard of benefit to Bonneville's PNW AC Intertie than with respect to other transmission facilities.

Bonneville shall record its costs into its accounting systems in accordance with generally accepted accounting principles. For purposes of this Agreement, "generally accepted accounting principles" means the common set of accounting concepts, standards, and procedures that are adopted by entities (such as the utility industry) for purposes of financial statement disclosure.

Whenever Bonneville alters its accounting system or methods to permit costs referred to in this Exhibit I, which were previously allocated to functions

                                                      Exhibit I, Page 2 of 15
                                               Contract No. DE-MS79-94BP94521
                                            Puget Sound Power & Light Company
                                 Effective on the effective date of Exhibit B


and activities, to be directly assigned to function and activities, then in that event Puget and Bonneville shall, in concert with the Capacity Owners other than Puget, in good faith negotiate revisions to this Exhibit I to include such directly assigned costs.

COSTS
- -----
   I.  Operations Costs
       ----------------
      A.   Operations Costs - Allocation Factor

      The allocation factor (Schedule A, line 3) used to determine the Allocated Direct Cost of Operations Cost, Indirect Cost of Operations Cost, and Overhead Cost of Operations Cost is the ratio of major facility units (MFUs) of Bonneville's PNW AC Intertie operated by Bonneville to MFUs of the Federal Columbia River Transmission System.

      An MFU (Schedule A, lines 1 and 2) is any of the following major pieces of power system equipment which, at any given time, is installed on and is a part of the Federal Columbia River Transmission
      System: substation switchgear (such as power circuit breakers; potential devices; disconnects, load interrupters, hot-stick operated bus links; switching devices, circuit switchers, ground switches; and switchyard equipment terminals); protective equipment (such as grounding devices; reactors; arrestors and resistors; voltage regulators; engine generators and motor generators; and high voltage fuses); transformation equipment (such as power transformers; diesel generators; grounding transformers; regulators and shunt reactors; synchronous condensers; and shunt or series capacitors); station equipment (such as switchyard lighting, batteries and chargers, air compressors, station service equipment, and lightening arrestors); instruments, control, and supervisory equipment (such as switchboards, instruments, and control panels; relay panels, transfer trip, and single-pole relaying; and oscillographs; fault detectors and locators; sequential events recorders, supervisory control, and data acquisition equipment; and indicating meters, instruments, and loggers); and equipment specific to direct current and static var compensator stations (such as mercury arc valves; thyristor systems; air handling packages; water control packages; harmonic filtering systems; motor control centers, such as fans, pumps, and dampening resistors; and valve damping resistors); or devices that perform similar types of functions.

      Once each fiscal year, Bonneville shall count the number of MFUs on Bonneville's PNW AC Intertie (exclusive of facilities operated by others) (Schedule A, line 1) and the number of MFUs on the Federal Columbia River Transmission System (Schedule A, line 2). In calculating the forecast Allocated Direct Cost, Indirect Cost, and Overhead Cost components of Operations Costs, Bonneville shall use the most recent MFU count available at the time of such calculation in

                                                      Exhibit I, Page 3 of 15
                                               Contract No. DE-MS79-94BP94521
                                            Puget Sound Power & Light Company
                                 Effective on the effective date of Exhibit B


      developing its initial Operating Plan for a given fiscal year. For each Operating Plan which is for the same fiscal year, Bonneville shall use the same MFU count in calculating the forecast and actual Allocated Direct Cost, Indirect Cost, and Overhead Cost components of Operations Costs.

      B.   Operations Costs - Operations Functionalization Factor

      For each Operating Plan, Bonneville's total system operations direct cost, indirect cost and overhead cost (Schedule A, lines 7, 9, and 11) shall be adjusted by an operations functionalization factor
      (Schedule A, line 6) so that Capacity Owners pay only transmission-related system operations costs. The operations functionalization factor shall be based on a ratio of costs from Bonneville's general rate case most recently approved by FERC on an interim basis. Using the costs developed for the last year of the rate period for which Bonneville has developed rates, the operations functionalization factor shall be the ratio of (a) Bonneville's total system operations cost functionalized to transmission (Schedule A, line 4) over
      (b) Bonneville's total system operations cost (Schedule A, line 5). For each Operating Plan, Bonneville shall use the same functionalization factor in calculating the forecast and actual Allocated Direct Cost, Indirect Cost, and Overhead Cost components of Operations Costs.

      C.   Operations Costs - Allocated Direct Costs

      For each Operating Plan, Bonneville shall allocate its total system operations direct costs as set forth in Schedule A, lines 7 and 8, to determine Allocated Direct Costs of Operations Cost (Schedule A, line
      8).

      Schedule A, line 7, shall reflect Bonneville's total system operations direct costs for a fiscal year. Bonneville's total system operations direct costs for a fiscal year shall include all system operations expenses for such fiscal year for any of the following: salaries, wages, employee benefits, overtime pay, travel, service contracts, consulting contracts, materials, spare parts, tools, direct support services (including equipment use activities, general shops activities, and heavy mobile equipment maintenance), and other expenses, each of which being incurred by Bonneville in connection with the performance of any of the following activities: substation operations (which provides for, among other things, making equipment adjustments to maintain loads and voltages within acceptable limits, switching to de-energize lines and equipment during maintenance outages, isolating damaged equipment, restoring service to customers, visually inspecting equipment, and reading meters that record line and equipment loading and voltages), power system control and dispatching (which provides for, among other things, central dispatching, control,


                                                      Exhibit I, Page 4 of 15
                                               Contract No. DE-MS79-94BP94521
                                            Puget Sound Power & Light Company
                                 Effective on the effective date of Exhibit B


      and monitoring of the electric operation of the Federal transmission system; load, frequency, and voltage control of Federal generating plants; the operating of the system control and data computers at the Dittmer and Eastern Control Centers; and modification and maintenance of the operation-related computers), and operations standards and engineering (which provides for, among other things, analyzing system loads, voltage levels, outage information, stability levels, and other data; making policy recommendations for system operations; planning operations' practices, restoration plans and disturbance ports; development of control center requirements for centralized automation of substations and generation; and Bonneville's participation with other utilities in developing utility operating standards and guides); and other system operations activities undertaken by Bonneville that are consistent with system operations activities similar to the above-listed activities undertaken by utilities in the Western Systems Coordinating Council.

      Schedule A, line 8, shall reflect Allocated Direct Cost of Operations
      Cost.

      D.   Operations Costs - Indirect Costs

      For each Operating Plan, Bonneville shall allocate its total system operations indirect costs as set forth in Schedule A, lines 9 and 10, to determine Indirect Costs of Operations Costs.

      Schedule A, line 9, shall reflect Bonneville's total system operations indirect costs for a fiscal year. Bonneville's total system operations indirect costs for a fiscal year shall include all system operations indirect expenses for such fiscal year for any of the following: salaries, wages, employee benefits, overtime pay, travel, service contracts, consulting contracts, materials, tools, direct support services (including equipment use activities, general shops activities, and heavy mobile equipment maintenance), and other expenses, each of which being incurred by Bonneville in connection with the performance of any of the following activities: general supervision and management, office support, planning, budgeting, training, direction of facilities' operation, and other system operations activities undertaken by Bonneville that are consistent with system operations activities similar to the above-listed activities undertaken by utilities in the Western Systems Coordinating Council.

      Schedule A, line 10, shall reflect Indirect Cost of Operations Cost.






                                                      Exhibit I, Page 5 of 15
                                               Contract No. DE-MS79-94BP94521
                                            Puget Sound Power & Light Company
                                 Effective on the effective date of Exhibit B


      E.   Operations Costs - Overhead Costs

      For each Operating Plan, Bonneville shall allocate its total system operations overhead costs as set forth in Schedule A, lines 11 and 12, to determine Overhead Costs of Operations Costs.
      Schedule A, line 11, shall reflect Bonneville's total system operations overhead costs for a fiscal year. Bonneville's total system operations overhead costs for a fiscal year shall include all system operations overhead expenses for such fiscal year for any of the following: salaries, wages, employee benefits, overtime pay, travel, service contracts, consulting contracts, materials, spare parts, and other expenses, each of which being incurred by Bonneville in connection with any of the following activities and services of
      Bonneville: (a) support services (including services with respect to mainframe computers, microcomputers, laboratories, building management, materials and procurement, Electric Power Research Institute, fixed-wing aircraft, helicopter, tools, and work equipment); (b) general and administrative activities (including general and administrative activities with respect to the office of the Administrator, the Washington DC office, and the offices of: contracts and property management; fish and wildlife; equal employment opportunity; information resources; environment; internal audit; external affairs; general counsel; quality improvement; planning council liaison; financial management; power sales; energy resources; management services; area offices; operations, maintenance, and construction; and engineering); and (c) other system operations overhead activities undertaken by Bonneville that are consistent with system operations activities similar to the above-listed activities undertaken by utilities in the Western System Coordinating Council.

      Schedule A, line 12, shall reflect Overhead Cost of Operations Cost.

      Schedule A, line 13, shall reflect Operations Cost.

  II.  Maintenance Costs
      -----------------
      A.   Maintenance Costs - Power System Control Maintenance
           Functionalization Factor

      For each Operating Plan, the Power System Control (PSC) maintenance cost (Schedule B, line 4) shall be adjusted by a PSC maintenance functionalization factor (Schedule B, line 3). PSC maintenance is the testing, repair, and engineering support for Bonneville's communications and control systems. The PSC maintenance functionalization factor shall be based on a ratio of costs from Bonneville's general rate case most recently approved by FERC on an interim basis. Using costs for the last year of the rate period for which Bonneville has developed rates, the PSC functionalization factor



                                                      Exhibit I, Page 6 of 15
                                               Contract No. DE-MS79-94BP94521
                                            Puget Sound Power & Light Company
                                 Effective on the effective date of Exhibit B


      shall be the ratio of (a) Bonneville's total PSC maintenance cost functionalized to transmission from such general rate case
      (Schedule B, line 1) over (b) Bonneville's total PSC maintenance cost from such general rate case (Schedule B, line 2).

      B.   Maintenance Costs - Direct Costs

      The Direct Costs of Maintenance Costs for a fiscal year (Schedule B, line 7) shall be Bonneville's direct costs of maintaining Bonneville's PNW AC Intertie and shall include all maintenance expenses for such fiscal year for any of the following: salaries, wages, employee benefits, overtime pay, travel, service contracts, consulting contracts, materials, spare parts, transportation of spare parts, tools, direct support services (including equipment use activities, general shops activities, and heavy mobile equipment maintenance), and other expenses, each of which being incurred by Bonneville in connection with the performance of any of the following activities for maintenance of Bonneville's PNW AC Intertie: transmission line maintenance; substation maintenance; power system control maintenance; nonelectric plant maintenance; pollution control and abatement; and other system maintenance activities related to preventive and corrective maintenance of Bonneville's PNW AC Intertie undertaken by Bonneville that are consistent with activities similar to the above-listed activities undertaken by utilities in the Western Systems Coordinating Council.

      With the exception of PSC maintenance costs, Bonneville shall specifically identify the direct costs of maintaining Bonneville's PNW AC Intertie (Schedule B, line 7). To determine PSC direct maintenance cost for Bonneville's PNW AC Intertie (Schedule B, line 6), the total PSC direct maintenance cost (Schedule B, line 4) shall be multiplied by (a) the PSC maintenance functionalization factor (Schedule B, line
      3) and (b) the MFU allocation factor (Schedule B, line 5) set forth in Schedule A, line 3. The Direct Costs of Maintenance Costs (Schedule B, line 8) shall be the sum of (a) PSC direct maintenance cost for Bonneville's PNW AC Intertie (Schedule B, line 6) and (b) the direct cost of maintaining Bonneville's PNW AC Intertie excluding PSC maintenance cost (Schedule B, line 7).

      C   Maintenance Costs - Allocation Factor
      The allocation factor (Schedule B, line 10) used to determine Indirect Cost of Maintenance Cost and Overhead Cost of Maintenance Cost shall be the ratio of the Direct Cost of Maintenance Cost (Schedule B, line
      8) to Bonneville's total system maintenance direct cost (Schedule B, line 9), as described below.

      Schedule B, line 9, shall reflect Bonneville's total system maintenance direct costs for a fiscal year. Bonneville's total system maintenance direct costs for a fiscal year shall include all


                                                      Exhibit I, Page 7 of 15
                                               Contract No. DE-MS79-94BP94521
                                            Puget Sound Power & Light Company
                                 Effective on the effective date of Exhibit B


      maintenance expenses for such fiscal year for any of the following: salaries, wages, employee benefits, overtime pay, travel, service contracts, consulting contracts, materials, spare parts, transportation of spare parts, tools, direct support services (including equipment use activities, general shops activities, and heavy mobile equipment maintenance), and other expenses, each of which being incurred by Bonneville in connection with the performance of any of the following activities: transmission line maintenance; substation maintenance; power system control maintenance; nonelectric plant maintenance; establishing, monitoring, and updating system maintenance standards, policies, and procedures; pollution control and abatement; and other system maintenance activities related to preventive and corrective maintenance of the Federal Columbia River Transmission System undertaken by Bonneville that are consistent with system maintenance activities similar to the above-listed activities undertaken by utilities in the Western Systems Coordinating Council.

      Schedule B, line 10, shall reflect the percentage which shall be used to allocate Bonneville's total system maintenance indirect cost and total system maintenance overhead cost to Bonneville's PNW AC Intertie.

      D.   Maintenance Costs - Indirect Costs

      For each Operating Plan, Bonneville shall allocate its total system maintenance indirect costs as set forth in Schedule B, lines 11 and 12, to determine Indirect Costs of Maintenance Costs.

      Schedule B, line 11, shall reflect Bonneville's total system maintenance indirect costs for a fiscal year. Bonneville's total system maintenance indirect costs for a fiscal year shall include all system maintenance indirect expenses for such fiscal year for any of the following: salaries, wages, employee benefits, overtime pay, travel, service contracts, consulting contracts, materials, spare parts, administration of spare parts, transportation of spare parts, tools, tools procurement and administration, direct support services (including equipment use activities, general shops activities, and heavy mobile equipment maintenance), and other expenses, each of which being incurred by Bonneville in connection with the performance any of the following activities: supervision and management, office support, technical analyses, engineering studies, program analyses, planning, budgeting, training, and other system maintenance activities undertaken by Bonneville that are consistent with system maintenance activities similar to the above-listed activities undertaken by utilities in the Western Systems Coordinating Council.

      Schedule B, line 12, shall reflect Indirect Cost of Maintenance Cost.





                                                      Exhibit I, Page 8 of 15
                                               Contract No. DE-MS79-94BP94521
                                            Puget Sound Power & Light Company
                                 Effective on the effective date of Exhibit B


      E.   Maintenance Costs - Overhead Costs

      For each Operating Plan, Bonneville shall allocate its total system maintenance overhead costs as set forth in Schedule B, lines 13 and 14, to determine Overhead Costs of Maintenance Costs.

      Schedule B, line 13, shall reflect Bonneville's total system maintenance overhead costs for a fiscal year. Bonneville's total system maintenance overhead costs for a fiscal year shall include all system maintenance overhead expenses for such fiscal year for any of the following: salaries, wages, employee benefits, overtime pay, travel, service contracts, consulting contracts, materials, spare parts, and other expenses, each of which being incurred by Bonneville in connection with any of the following activities and services of
      Bonneville: (a) support services (including services with respect to mainframe computers, microcomputers, laboratories, building management, materials and procurement, Electric Power Research Institute, fixed-wing aircraft, helicopter, tools, and work equipment); (b) general and administrative activities (including general and administrative activities with respect to the office of the Administrator, the Washington DC office, and the offices of: contracts and property management; fish and wildlife; equal employment opportunity; information resources; environment; internal audit; external affairs; general counsel; quality improvement; planning council liaison; financial management; power sales; energy resources; management services; area offices; operations, maintenance, and construction; and engineering); and (c) other system maintenance overhead activities undertaken by Bonneville that are consistent with system maintenance activities similar to the above-listed activities undertaken by utilities in the Western System Coordinating Council.

      Schedule B, line 14, shall reflect Overhead Cost of Maintenance Cost.

      Schedule B, line 15, shall reflect Maintenance Cost.

 III.  Replacement Costs and Reinforcement Costs
       -----------------------------------------
      A.  Replacement Costs and Reinforcement Costs - Direct Costs

      The Direct Costs for Replacements and Reinforcements for a fiscal year (Schedule C, line 1) shall be Bonneville's direct capital costs for Replacements and Reinforcements for such fiscal year and shall include all costs for any of the following: salaries, wages, employee benefits, overtime pay, travel, service contracts, consulting contracts, land, materials and equipment, spare parts, administration of spare parts, transportation of spare parts, tools, tools procurement and administration, direct support services (including equipment use activities, general shops activities, and heavy mobile equipment maintenance), and other costs, each of which being incurred by Bonneville in connection with the performance of the following

                                                      Exhibit I, Page 9 of 15
                                               Contract No. DE-MS79-94BP94521
                                            Puget Sound Power & Light Company
                                 Effective on the effective date of Exhibit B


      activities: planning, environmental analyses and mitigation, survey, design, land, materials and equipment, turnkey contracts, contract construction, force account construction, and other reinforcement and replacement activities undertaken by Bonneville that are consistent with reinforcement and replacement activities similar to the above-listed activities undertaken by utilities in the Western Systems Coordinating Council. The Direct Costs for any Replacement or Reinforcement for a fiscal year shall also include the costs of removal and any salvage credits with respect to any PNW AC Intertie facility removed on account of such Replacement or Reinforcement.

      B. Replacement Costs and Reinforcement Costs - Indirect Costs and Overhead Costs

      For each Replacement and Reinforcement project, the Indirect Costs and Overhead Costs for Replacements and Reinforcements (Schedule C, line
      2) shall be allocated or distributed to such Replacements and Reinforcements using the indirect and overhead allocation and distribution methodologies employed by Bonneville to allocate and distribute indirect and overhead costs to all of Bonneville's other capital projects during the time the Replacements and Reinforcements are under construction. Schedule C, line 2, shall reflect the Indirect Costs and Overhead Costs of Replacements and Reinforcements.

      Indirect Costs of Replacements and Reinforcements shall include all costs for any of the following: salaries, wages, employee benefits, overtime pay, travel expenses, service contracts, consulting contracts, administration of materials, tools, tools procurement and administration, direct support services (including equipment use activities, general shops activities, and heavy mobile equipment maintenance), and other costs, each of which being incurred by Bonneville in connection with the performance of any of the following activities: supervision, technical analyses, engineering studies, program analyses, planning, budgeting, training, and other reinforcement and replacement activities undertaken by Bonneville that are consistent with reinforcement and replacement activities similar to the above-listed activities undertaken by utilities in the Western Systems Coordinating Council.

      Overhead Costs for Replacements and Reinforcements shall include all costs for any of the following: salaries, wages, employee benefits, overtime pay, travel, service contracts, consulting contracts, materials, spare parts, and other costs, each of which being which being incurred by Bonneville in connection with any of the following activities and services of Bonneville: (a) support services (including services with respect to mainframe computers, microcomputers, laboratories, building management, materials and procurement, Electric Power Research Institute, fixed-wing aircraft, helicopter, tools, and work equipment); (b) general and administrative activities (including general and administrative activities with

                                                     Exhibit I, Page 10 of 15
                                               Contract No. DE-MS79-94BP94521
                                            Puget Sound Power & Light Company
                                 Effective on the effective date of Exhibit B


      respect to the office of the Administrator, the Washington DC office, and the offices of: contracts and property management; fish and wildlife; equal employment opportunity; information resources; environment; internal audit; external affairs; general counsel; quality improvement; planning council liaison; financial management; power sales; energy resources; management services; area offices; operations, maintenance, and construction; and engineering); and (c) other replacement and reinforcement activities undertaken by Bonneville that are consistent with replacement and reinforcement activities similar to the above-listed activities undertaken by utilities in the Western System Coordinating Council.

      C. Replacement Costs and Reinforcement Costs - Allowance for Funds Used During Construction (AFUDC)

      Schedule C, line 3, shall reflect AFUDC for Replacements and Reinforcements. At the beginning of each fiscal year, Bonneville shall calculate the AFUDC rate for such fiscal year. Bonneville shall apply such AFUDC rate monthly to the costs in accounts for construction work in progress for Replacements and Reinforcements.

      D.   Replacement Costs and Reinforcement Costs - Interest

      Schedule C, line 4, shall reflect the interest cost payable by Puget pursuant to this Agreement with respect to any Replacement or Reinforcement. Such interest cost for any Replacement or any Reinforcement shall be simple interest calculated at a rate equal to the weighted average interest rate on Bonneville's then outstanding bonds or other debt instruments and such interest shall accrue from the date Bonneville stops accruing AFUDC (approximately the date the work order for such Replacement or such Reinforcement is closed) with respect to such Replacement or such Reinforcement to the due date of the monthly power bill containing the charge for such Replacement or such Reinforcement.

  IV.  General Plant Costs
       -------------------

      For each Operating Plan, Bonneville shall adjust, amortize, and allocate Bonneville's total general plant investment (as described below) and Bonneville's Dittmer control equipment investment as set forth in Schedule D, lines 1 through 11, to determine General Plant Cost.

Schedule D, line 1, shall reflect for a fiscal year Bonneville's total cumulative general plant investment. Bonneville's total general plant investment shall include Bonneville's investments in any of the following: land-general plant, structures/improvements-general plant, office furniture and equipment, transportation equipment, stores equipment, tools/shop/garage equipment, laboratory equipment, power operated equipment, communication equipment, miscellaneous equipment
                                                     Exhibit I, Page 11 of 15
                                               Contract No. DE-MS79-94BP94521
                                            Puget Sound Power & Light Company
                                 Effective on the effective date of Exhibit B

      (including equipment or apparatus used in Bonneville's utility operations which are not includable in any other general plant investment category), and other similar investment made by Bonneville that is consistent with general plant investment made by utilities in the Western Systems Coordinating Council.

      Schedule D, line 2, shall reflect for a fiscal year Bonneville's cumulative investment in Dittmer control equipment.

      Schedule D, line 3, shall reflect Bonneville's total general plant investment and Bonneville's Dittmer control equipment investment functionalized to generation using the methodology for functionalizing general plant as set forth in Bonneville's general rate case most recently approved by FERC on an interim basis.

      Schedule D, line 4, shall reflect any general plant investment recovered from all Capacity Owners under the CO-94 rate as such general plant investment is unitized by Bonneville; provided, however, for the first two Operating Plans Bonneville shall estimate the amount of the general plant investment included in the Initial Capacity Ownership Price, which estimate shall be reflected in Schedule D, line 4, and Bonneville shall modify such Operating Plans by December 1995, or as soon as practicable thereafter, to reflect in Schedule D, line 4, the actual general plant investment included in the Adjusted Capacity Ownership Price.

      Schedule D, line 5, shall reflect any general plant investment recovered from Capacity Owners pursuant to section 5 for Upgrades. The agreements referred to in subsection 5(d) and subparagraph 5(e)(3)(B) shall specify the portion of costs of an Upgrade that will be considered general plant investment.

      Schedule D, line 6, shall reflect Bonneville's adjusted general plant investment functionalized to transmission and shall be calculated by adding line 1 and line 2, and from the sum of line 1 and line 2 subtracting line 3, line 4, and line 5.

      Schedule D, line 7, shall reflect Bonneville's annual cost of Bonneville's adjusted general plant investment functionalized to transmission (Schedule D, line 6). Such annual cost shall be the sum of the annual interest and amortization amounts for each category of adjusted general plant investment. The annual interest and amortization amounts for each category shall be calculated by using the investment amounts for each such category, the weighted average interest rate for all Bonneville then outstanding bonds, and the average service lives for each such category from Bonneville's most recent depreciation study. If Bonneville changes its practice of financing general plant investment with bonds, the interest rate used in the calculation referred to in the immediately preceding sentence shall reflect the weighted average interest rate for all of Bonneville's then outstanding debt instruments.

                                                     Exhibit I, Page 12 of 15
                                               Contract No. DE-MS79-94BP94521
                                            Puget Sound Power & Light Company
                                 Effective on the effective date of Exhibit B



      Schedule D, line 8, shall reflect for a fiscal year Bonneville's total cumulative transmission plant-in-service investment (not including general plant investment). Bonneville's total transmission plant-in-service investment shall include Bonneville's investment in any of the following items reflected as total transmission plant-in-service (not including general plant investment) in the Segmentation Study (from Bonneville's general rate case most recently approved by FERC on an interim basis: land and land rights-transmission plant, structures/improvements-transmission plant, station equipment, towers and fixtures, poles and fixtures, overhead conductor, underground conductor, roads and trails, and other transmission plant investment made by Bonneville that is consistent with transmission plant investments made by utilities in the Western Systems Coordinating Council.

      Schedule D, line 9, shall be the annual cost ratio of Bonneville's PNW AC Intertie transmission-related general plant derived by dividing Schedule D, line 7, by Schedule D, line 8.

      Schedule D, line 10, shall reflect Bonneville's PNW AC Intertie investment. Bonneville's PNW AC Intertie investment shall include Bonneville's investment in any of the following items reflected as Bonneville's PNW AC Intertie plant-in-service in the Segmentation Study from Bonneville's general rate case most recently approved by FERC on an interim basis (or the successor to the Segmentation Study, as determined by Bonneville): land and land rights-transmission plant, structures/improvements-transmission plant, station equipment, towers and fixtures, poles and fixtures, overhead conductor, underground conductor, roads and trails, and other transmission plant investment made by Bonneville that is consistent with transmission plant investments made by utilities in the Western Systems Coordinating Council.


   V.  Other Costs

      For each Operating Plan, Bonneville shall include Other Costs associated with Bonneville's PNW AC Intertie for a fiscal year. Such Other Costs (Schedule E, line 3) for a fiscal year shall include for such fiscal year any of the following: (1) the costs of operation; maintenance; capital replacements, reinforcements, additions, betterments, renewals; or related costs which Bonneville is obligated to pay pursuant to the Northwest Intertie Agreements or other contracts referred to in subsection 8(b) of this Agreement; and (2) costs paid by Bonneville including monetary judgments, settlements, binding awards, non-contract penalties, contract penalties, liquidated damages, or forfeiture costs, and Bonneville's costs related to such monetary judgments, settlements, binding awards, non-contract penalties, contract penalties, liquidated damages, or forfeiture costs

                                                     Exhibit I, Page 13 of 15
                                               Contract No. DE-MS79-94BP94521
                                            Puget Sound Power & Light Company
                                 Effective on the effective date of Exhibit B


      assessed against or incurred by Bonneville as a facilities owner of, or the operator of, the PNW AC Intertie; provided, however, that Puget shall not be obligated to pay a share of any such costs that are not properly allocated to Bonneville's PNW AC Intertie.

      Bonneville shall forecast its share of operations, maintenance, capital, and related costs for activities that PacifiCorp performs on Bonneville/PacifiCorp jointly-owned PNW AC Intertie facilities based on forecasts received from PacifiCorp or on actual costs for the most recent 12 consecutive month period prior to preparation of an Operating Plan.

  VI.  Contracts and Rates Costs
       -------------------------

      A.   Contracts and Rates Costs - Functionalization Factor

      For each Operating Plan, Bonneville's total contracts and rates direct costs, indirect costs, and overhead costs (Schedule F, lines 5, 6, and 7) shall be adjusted by a contracts and rates functionalization factor (Schedule F, line 3). The contracts and rates functionalization factor shall be based on a ratio of costs from Bonneville's general rate case most recently approved by FERC on an interim basis. Using costs developed for the last year of the rate period for which Bonneville has developed rates, the contracts and rates functionalization factor shall be the ratio of (a) Bonneville's total transmission-related contracts and rates cost (Schedule F, line 1) over (b) Bonneville's total contracts and rates cost (Schedule F, line
      2). For each Operating Plan, Bonneville shall use the same functionalization factor in calculating the forecast and actual Contracts and Rates Cost.

      B.   Contracts and Rates Costs - Allocation Factor

      The allocation factor (Schedule F, line 4) shall be the allocation factor established in Schedule A, line 3.

      C.   Contracts and Rates Costs - Total Contracts and Rates Costs

      Bonneville's total contracts and rates costs for a fiscal year (Schedule F, line 8) shall include Bonneville's expenses (including direct, indirect, and overhead costs) for such fiscal year for any of the following: salaries, wages, employee benefits, overtime pay, travel, service contracts, consulting contracts, materials, tools, and direct support services (including equipment use activities, general shops activities, and heavy mobile equipment maintenance), and other expenses, each of which being incurred by Bonneville in connection with the performance of the following activities: rate filings with FERC, development of rates customers pay Bonneville for electric power and for wheeling their own power on Bonneville's transmission system;

                                                     Exhibit I, Page 14 of 15
                                               Contract No. DE-MS79-94BP94521
                                            Puget Sound Power & Light Company
                                 Effective on the effective date of Exhibit B


      negotiation, administration, and coordination of contracts for power sales, power exchanges, conservation, wheeling and resource services; and analyzing, processing, and issuing all customer power bills; and other activities undertaken by Bonneville that are consistent with activities similar to the above-listed activities undertaken by utilities in the Western Systems Coordinating Council.

      Schedule F, line 9, shall reflect Contracts and Rates Cost.

 VII.  Power Scheduling Costs
       ----------------------
      For each Operating Plan, Bonneville's total power scheduling direct costs, indirect costs, and overhead costs (Schedule G, lines 5, 6, and 7) shall be adjusted by a power scheduling functionalization factor (Schedule G, line 3). The power scheduling functionalization factor shall be based on a ratio of costs from Bonneville's general rate case most recently approved by FERC on an interim basis. Using costs developed for the last year of the rate period for which Bonneville has developed rates, the power scheduling functionalization factor shall be the ratio of (a) Bonneville's total transmission-related power scheduling cost (Schedule G, line 1) over (b) Bonneville's total power scheduling cost (Schedule G, line 2). For each Operating Plan, Bonneville shall use the same functionalization factor in calculating the forecast and actual Power Scheduling Cost.

      B.   Power Scheduling Costs - Allocation Factor

      The allocation factor (Schedule G, line 4) shall be the allocation factor established in Schedule A, line 3.

      C.   Power Scheduling Costs - Total Power Scheduling Costs

      Bonneville's total power scheduling costs for a fiscal year (Schedule G, line 8) shall include Bonneville's expenses (including direct, indirect, and overhead costs) for such fiscal year for any of the following: salaries, wages, employee benefits, overtime pay, travel, service contracts, consulting contracts, materials, tools, and direct support services (including equipment use activities, general shops activities, and heavy mobile equipment maintenance), and other expenses, each of which being incurred by Bonneville in connection with the performance of the following activities: scheduling and marketing power to Bonneville customers and interconnected utilities, forecasting the hourly power requirements of Bonneville customers and the interchange of power with the region's interconnected electric utilities and with utilities outside the region, scheduling power to be generated at each Federal plant, weather and streamflow forecasting, controlling the reservoirs, implementing the intertie access policy, coordinating power production with the multi-purpose operation of the Federal power system, seasonal load/resource planning, developing current short-term operating plans, short-term

                                                     Exhibit I, Page 15 of 15
                                               Contract No. DE-MS79-94BP94521
                                            Puget Sound Power & Light Company
                                 Effective on the effective date of Exhibit B


      marketing of Bonneville's surplus firm power, exchanges, and nonfirm energy, and other activities undertaken by Bonneville that are consistent with activities similar to the above-listed activities undertaken by utilities in the Western Systems Coordinating Council.

      Schedule G, line 9, shall reflect Power Scheduling Cost.

VIII.  End of Term Costs
      -----------------
      When all facilities of the PNW AC Intertie are determined, in accordance with Northwest Intertie Agreements, to be no longer operable, Bonneville shall include a forecast of all Bonneville's costs associated with decommissioning the PNW AC Intertie and credits resulting from such decommissioning in the Operating Plan for each fiscal year that such End of Term Costs are to be incurred. Bonneville's End of Term Costs for a fiscal year (Schedule H, line 4) shall include Bonneville's costs (including direct, indirect, and overhead costs) for such fiscal year for any of the following: salaries, wages, employee benefits, overtime pay, travel, service contracts, consulting contracts, materials, spare parts, transportation of spare parts, tools, direct support services (including equipment use activities, general shops activities, and heavy mobile equipment maintenance), and other costs, each of which being incurred by Bonneville in connection with the performance of any of the following activities: decommissioning, razing structures, disposal of debris, site restoration, meeting all requirements of Federal, state, or local applicable law relating to the foregoing activities, and other decommissioning activities undertaken by Bonneville that are consistent with decommissioning activities similar to the above-listed activities undertaken by utilities in the Western Systems Coordinating Council.

                                                       Exhibit I, Schedule A
                                                                      Page 1
                                              Contract No. DE-MS79-94BP94521
                                           Puget Sound Power & Light Company
                                Effective on the effective date of Exhibit B


                                        Line
                                        No.1  Forecast   Actual   Difference
SCHEDULE A FOR FY XXXX


   I.  Operations Costs

       A.  Allocation Factor

           MFUs of Bonneville PNW AC
             Intertie                     1            ________

           MFUs of the FCRTS              2            ________

           Allocation factor              3            ________
             (Line 1/Line2)

       B.  Operations
             Functionalization Factor

           Bonneville's total             4            ________
             transmission-related
             system operations cost
             from rate case
           Bonneville's total systems     5            ________
             operations cost from rate
             case
           Operations functionalization   6            ________
             factor (Line 4/Line5)

       C.  Allocated Direct Cost

           Bonneville's total system      7  ________  ________   __________

           Allocated Direct Cost of       8  ________  ________   __________
             Operations Cost
             (Line 3*Line 6*Line 7)

                                                       Exhibit I, Schedule A
                                                                      Page 2
                                              Contract No. DE-MS79-94BP94521
                                           Puget Sound Power & Light Company
                                Effective on the effective date of Exhibit B


                                       Line
                                       No.1   Forecast   Actual   Difference

D.  Indirect Cost

    Bonneville's total system            9    ________  ________  __________
      operations indirect cost

    Indirect Cost of Operations Cost    10    ________  ________  __________
      (Line 3*Line 6*Line 9)

E.  Overhead Cost

    Bonneville's total system          11     ________  ________  __________
      operations overhead cost

    Overhead Cost of Operations Cost   12    _________  ________  __________
      (Line 3*Line 6*Line 11)

F.  Operations Cost                    13    _________  ________  __________
      (Lines 8+10+12)

                                                       Exhibit I, Schedule B
                                                                      Page 1
                                              Contract No. DE-MS79-94BP94521
                                           Puget Sound Power & Light Company
                                Effective on the effective date of Exhibit B


SCHEDULE B FOR FY XXXX


                                        Line
                                        No.1  Forecast   Actual   Difference

  II.  Maintenance Cost

       A.  Power System Control (PSC)
           Maintenance Functionali-
           zatio Factor

           Bonneville's transmission-     1            ________
           related PSC maintenance
           cost from rate case

           Bonneville's total PSC         2            ________
           maintenance cost from
           rate case

           PSC maintenance                3            ________
             functionalization factor
            (Line1/Line2)

       B.  Direct Cost

           Total PSC direct cost         4
             cost

           MFU Allocation Factor         5            ________
           (Schedule A, line 3)

           PSC direct maintenance        6  ________  ________   __________
             cost for Bonneville's
             PNW AC Intertie
             (Line 4*Line 3*Line 5)

           Bonneville's direct cost of   7  ________  ________   __________
             maintaining Bonneville's
             PNW AC Intertie excluding
             PSC maintenance cost

           Direct Cost of Maintenance    8  ________  ________   __________
             Cost (Line 6+Line 7)

                                                       Exhibit I, Schedule B
                                                                      Page 2
                                              Contract No. DE-MS79-94BP94521
                                           Puget Sound Power & Light Company
                                Effective on the effective date of Exhibit B



       C.  Allocation Factor

           Bonneville's total system    9   ________  ________   __________
           maintenance direct cost

           Allocation factor for       10   ________  ________   __________
             Indirect Cost and
             Overhead Cost
            (Line 8/Line9)

       D.  Indirect Cost

           Bonneville's total          11   ________  ________   __________
             system maintenance
             indirect cost

           Indirect Cost of            12   ________  ________   __________
             Maintenance Cost
             (Line 11*Line 10)

       E.  Overhead Cost

           Bonneville's total system   13   ________  ________   __________
             system maintenance
             overhead cost

           Overhead Cost of            14   ________  ________   __________
             Maintenance Cost
             (Line 13*Line 10)

       F.  Maintenance Cost            15   ________  ________   __________
           (Lines 8+12+14)

                                                       Exhibit I, Schedule C
                                              Contract No. DE-MS79-94BP94521
                                           Puget Sound Power & Light Company
                                Effective on the effective date of Exhibit B


SCHEDULE C


                                        Line
                                        No.1  Forecast   Actual   Difference

 III.  Replacement Costs and
       Reinforcement Costs

       A.  Direct Cost

           Direct Costs of Replace-        1  ________   ________  _________
           ments and Reinforcements

       B.  Indirect Costs and Overhead
           Costs

           Indirect Costs and Overhead     2  ________   ________   ________
           Costs of Replacements
           and Reinforcements

       C.  AFUDC

           AFUDC of Replacements and       3  ________   ________   ________
           Reinforcements

       D.  Interest

           Interest Cost of Replacements   4             ________
           and Reinforcements

       E.  Total Replacement Costs and     5  ________   ________   ________
           Reinforcement Costs
           (Lines 1+2+3+4)


Notes:
  A separate Schedule C will be provided in the Operating Plan for each Replacement and Reinforcement.

  Forecasts of Replacement Costs and Reinforcement Costs will be provided;
    Capacity Owners shall be billed for Replacements and Reinforcements using actual cost pursuant to section 9(b)(2)(B).

                                                       Exhibit I, Schedule D
                                              Contract No. DE-MS79-94BP94521
                                           Puget Sound Power & Light Company
                                Effective on the effective date of Exhibit B


SCHEDULE D FOR FY XXXX

                                                 Line    Allocated
                                                 No.      Actual

  IV.  General Plant Cost

           Bonneville's total general plant       1     __________
           investment

           Bonneville's Dittmer control           2     __________
           equipment investment

           General plant investment of lines 1    3     __________
           and 2 functionalized to generation

           General plant investment recovered     4     __________
           from all Capacity Owners in Adjusted
           Capacity Ownership Price and Revised
           Adjusted Capacity Ownership Price

           General plant investment recovered     5     __________
           from Capacity Owners for Upgrades

           Adjusted general plant investment      6     __________
           functionalized to transmission
           (Line 1 + Line 2 - Line 3 - Line 4
            - Line 5)

           BPA total annual cost of Line 6        7     __________
           general plant investment

           BPA total transmission plant-in-       8     __________
           service investment (not including
           general plant investment) from
           Segmentation Study

           ACR for Bonneville's PNW AC            9     __________
           Intertie (Line 7/Line 8)

           Bonneville's PNW AC Intertie          10     __________
           Investment from Segmentation Study

           General Plant Cost                    11     __________
           (Line 9*Line 10)

                                                       Exhibit I, Schedule E
                                              Contract No. DE-MS79-94BP94521
                                           Puget Sound Power & Light Company
                                Effective on the effective date of Exhibit B


SCHEDULE E FOR FY XXXX

                                         Line
                                         No.1  Forecast  Actual  Difference


V.  Other Costs

    A.  PacifiCorp and related costs       1   ________  ______  __________

    B.  Other PNW AC Intertie costs        2   ________  ______  __________

    C.  Total Other Costs                  3   ________  ______  __________

                                                       Exhibit I, Schedule F
                                              Contract No. DE-MS79-94BP94521
                                           Puget Sound Power & Light Company
                                Effective on the effective date of Exhibit B


SCHEDULE F FOR FY XXX


                                       Line
                                       No.1  Forecast   Actual   Difference


  VI.  Contracts and Rates Costs

       A.  Contracts and Rates
           Functionalization Factor

           Transmission-related          1            ________
           contracts and rates cost
           from rate case

           Total contracts and rates     2            ________
           cost from rate case

           Contracts and rates cost      3            ________
           functionalization factor
           (Line 1/Line 2)

       B.  Allocation Factor

           MFU allocation factor         4           ________
           (Schedule A, line 3)

       C.  Total Contracts and
           Rates Costs

           Contracts and rates direct    5  ________  ________  __________
           costs

           Contracts and rates           6  ________  ________  __________
           indirect costs

           Contracts and rates overhead  7  ________  ________  __________
           costs

           Bonneville's total contracts  8  ________  ________  __________
           and rates costs
           (Line 5 + Line 6 + Line 7)

       D.  Contracts and Rates Cost      9  ________  _________  __________
           (Line 8 * Line * Line 4)

                                                       Exhibit I, Schedule G
                                              Contract No. DE-MS79-94BP94521
                                           Puget Sound Power & Light Company
                                Effective on the effective date of Exhibit B


SCHEDULE G FOR FY XXXX


                                          Line
                                          No.1  Forecast   Actual Difference


 VII.  Power Scheduling Costs

       A.  Power Scheduling
           Functionalization Factor

           Transmission-related power       1            ________
           scheduling costs from rate
           case

           Total power scheduling cost      2            ________
           from rate case

           Power scheduling cost            3            ________
           functionalization factor
           (Line 1/Line 2)

       B.  Allocation Factor

           MFU allocation factor            4            ________
           (Schedule A, line 3)

       C.  Total Power Scheduling Costs

           Power scheduling direct costs    5  ________  ________  _________

           Power scheduling indirect costs  6  ________  ________  _________

           Power scheduling overhead costs  7  ________  ________  _________

           Bonneville's total power         8  ________  ________  _________
           scheduling costs
           (Line 5 + Line 6 + Line 7)

       D.  Power Scheduling Cost            9  ________  ________  _________
           (Line 8 * Line 3 * Line 4)

                                                       Exhibit I, Schedule H
                                              Contract No. DE-MS79-94BP94521
                                           Puget Sound Power & Light Company
                                Effective on the effective date of Exhibit B


SCHEDULE H FOR FY XXXX


                                        Line
                                        No.1  Forecast   Actual   Difference


VIII.  End of Term Costs

       A.  Direct Cost

       Direct Cost of End of Term         1  ________  ________  __________
       Costs

       B.  Indirect Costs and Over-
       head Costs

      Indirect Costs and Overhead         2  ________  ________  __________
       Costsof End of Term costs

       C.  Credits

       Credits from decommissioning       3  ________  ________  __________
       PNW AC Intertie facilities

       D.  End of Term Costs              4  ________  ________  __________
<Page

                                                       Exhibit J, Page 1 of 1
                                               Contract No. DE-MS79-94BP94521
                                            Puget Sound Power & Light Company
                                              Effective on the Effective Date


             Puget's Initial Transaction with California Utility


Name of parties:             Puget/Pacific Gas & Electric Company

Terms of Contract:           Variable

Date of Execution:           October 25, 1991

Amount of Transaction (MW):  300 MW